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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-21978

                          Pioneer Series Trust VI
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  October 31


Date of reporting period:  November 1, 2010 through April 30, 2011


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO SHAREOWNERS.



                  Pioneer Multi-Asset
                  Real Return Fund


--------------------------------------------------------------------------------
                  Semiannual Report | April 30, 2011
--------------------------------------------------------------------------------




Ticker Symbols:
Class A   PMARX
Class C   PRRCX
Class Y   PMYRX



[LOGO] PIONEER
       Investments(R)
                        visit us: pioneerinvestments.com

Table of Contents


Letter to Shareowners                          2
Portfolio Management Discussion                4
Portfolio Summary                              9
Prices and Distributions                      10
Performance Update                            11
Comparing Ongoing Fund Expenses               14
Schedule of Investments                       16
Financial Statements                          28
Notes to Financial Statements                 35
Trustees, Officers and Service Providers      45


         Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/11    1

President's Letter


Dear Shareowner,

The U.S. economy is moving forward on a slow path to recovery. We believe the theme for the economy in 2011 may be modest but positive growth. The private sector is showing signs of slow but steady improvement, led by higher capital investment, solid exports, improved consumption, and gradually rising demand for consumer auto loans and commercial loans. At the same time, the risks to a steady recovery remain substantial, including the continued delays in the housing sector's recovery, rising oil prices, and the fiscal drag of U.S. federal and state budget cuts. We are concerned about the long-term risk of inflation in an environment of accommodative Fed policy, continued low nominal and "real" interest rates and rising commodity prices.

The recovery process may occur more slowly than many would like, and will almost certainly be accompanied by short-term market swings. But our investment professionals are finding good opportunities to invest. Through the first quarter of 2011, although bonds remained popular with investors, we believed there was value in the equity market. In both equity and bond markets, we are finding good opportunities to invest using the same disciplined approach we have used at Pioneer since 1928, which is to focus on identifying undervalued individual securities with the greatest potential for success, carefully weighing risk against reward. Our teams of investment professionals continually monitor and analyze the relative valuations of different sectors and securities globally to help build portfolios that we believe can help you achieve your investment goals.

At Pioneer, we have long advocated the benefits of staying diversified and investing for the long term. The strategy has generally performed well for many investors. For instance, bond markets certainly rewarded investors for most of 2010, even though equity valuations seemed quite reasonable and were inexpensive relative to bonds and compared with historic levels -- conditions which represented potentially good value for long-term investors.

Our advice, as always, is to work closely with a trusted financial advisor to discuss your goals and work together to develop an investment strategy that meets your individual needs. There is no single best strategy that works for every investor.


2    Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/11

We invite you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at www.pioneerinvestments.com. We greatly appreciate your trust in us and we thank you for investing with Pioneer.

Sincerely,

/s/ Daniel K. Kingsbury

Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA, Inc.


Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.


         Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/11    3

Portfolio Management Discussion | 4/30/11

In the following discussion, the portfolio management team of Pioneer Multi-Asset Real Return Fund reviews recent market events and describes the factors that affected the Fund's performance during the six-month period ended April 30, 2011. Michele Garau and Robert Urie, both vice presidents at Pioneer Investments, are primarily responsible for the day-to-day management of Pioneer Multi-Asset Real Return Fund.

Q  How would you describe the Fund's investment approach?

A The Fund seeks to generate real returns -- or, in other words, a return in excess of inflation -- across a full range of economic environments. While many real return portfolios focus on just hard assets (such as gold, commodities, oil, and real estate) and/or Treasury Inflation Protected Securities ("TIPS"), we believe a diversified, flexible approach that allocates among real assets and traditional financial assets, such as stocks and bonds, may yield better long-term results. We believe the Fund's "go anywhere" investment philosophy provides shareholders with a more flexible approach to achieving positive real returns over time, no matter what the level of inflation.

Q  How did the Fund perform during the six months ended April 30, 2011?

A The Fund's Class A shares returned 7.36% at net asset value over the six months ended April 30, 2011, outpacing the 2.93% return of the Fund's benchmark, the Barclays Capital U.S. Treasury TIPS 1-10 Year Index (the Barclays Index). Over the same period, the average return of the 198 mutual funds in Lipper's Flexible Portfolio category was 9.69%.

   The Fund's outperformance of the Barclays Index was broad-based, with several segments of the portfolio, including its positions in equities, commodities, corporate bonds, and emerging markets debt, delivering strong returns during a time of steadily improving global growth.

Q What is your broad, top-down view on the world economy, and how is the view reflected in the current composition of the Fund's portfolio?

A The world's developed markets seem to have remained on a path to recovery, but the slow pace of improvement has meant that inflation has stayed relatively tame outside of the emerging markets. In the United States, for example, inflation pressures have been dampened by falling housing prices and weakness in the labor market, both of which have prevented consumers from spending at a rate that would lead to a significant increase in headline


4    Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/11
   inflation measures. As a result, we have opted for a broad-based asset allocation strategy for the Fund, instead of a focus on TIPS, whose prices are pegged to the official rate of consumer price inflation (CPI).

   A second important consideration is the persistent weakness in the U.S. dollar. The Federal Reserve (the Fed) has sought to boost economic growth by increasing the money supply, but banks' reluctance to lend has meant that only a modest portion of the stimulus has found its way into the real economy. The result has been poor performance for the dollar against foreign currencies, a trend that has been hurting the purchasing power of U.S. citizens. We have sought to mitigate the effects of dollar weakness by investing a substantial portion of the Fund's assets in commodities and non-dollar-denominated stocks and bonds.

Q How were the Fund's assets allocated as of April 30, 2011, the end of the six-month period?

A As of April 30, 2011, nearly 47% of the Fund's assets were invested in equities, both foreign and domestic; just over 30% was held in fixed-income investments of all types, both foreign and domestic; nearly 18% was held in commodities and other real assets, such as real estate investment trusts; and the remainder (just over 5%) was held in cash. The Fund closed the six-month reporting period with higher weighting in equities and commodities, and a lower weighting in fixed income, than at the start of the period on November 1, 2010.

Q What is your overall view on equities and how is the Fund's portfolio positioned within the asset class?

A We hold a positive view on equities, as corporate profit growth remains strong and valuations appear to be attractive. In the U.S. market, for instance, the earnings yield -- in other words, earnings divided by stock prices -- is at the highest level relative to government bond yields in history. While many investors are questioning whether U.S. corporate earnings may be near their peak, we think strong profit growth is sustainable, due in part to the high proportion of revenues that U.S. companies generate from the fast-growing overseas markets. Additionally, the stocks of many companies offer higher dividends than the rates the same companies are paying on their corporate bonds, which is a strong indication of attractive valuations. Therefore, at the end of the six-month period the Fund had a weighting of just over 22% in U.S. equities, with a tilt toward dividend-paying stocks. We achieved the weighting through both direct equity investments and a position in the exchange-traded fund (ETF) iShares Dow Jones Select Dividend.

   The Fund's foreign stock allocation, at roughly 24% of assets as of April 30, 2011, provides the portfolio with both non-dollar exposure and a way to


         Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/11    5
   participate in the strength of overseas economic growth. The Fund's primary investments in foreign equities are in Asia (ex-Japan), where we have focused on industrial and financial companies based in fast-growing areas such as Hong Kong, Singapore, Indonesia, and the Philippines. The Fund also has equity allocations to Canada, Switzerland, the Netherlands, Germany, and Japan, through both ETFs and investments in individual stocks.

   The Fund's equity weighting made a strong contribution to benchmark-relative performance during the six months ended April 30, 2011. An environment of rising corporate earnings and supportive monetary policy fueled investor risk appetites and propelled most major equity markets to robust, double-digit returns.

Q Could you please discuss the Fund's investments in the global fixed-income markets as of April 30, 2011, and the impact the investments had on performance during the six-month period?

A During a time of hearty investor risk appetites and outstanding performance for the world equity markets, the Fund's fixed-income weighting was somewhat of a drag on performance. That said, the Fund's positions in corporate bonds, bank loans, and emerging markets debt all benefited from the low-interest-rate environment and investors' search for higher-yielding investments during the six months ended April 30, 2011. During the period, we maintained a smaller Fund position in TIPS and U.S. Treasury securities to provide ballast against volatility in other segments of the financial markets.

   In the Fund's overseas fixed-income allocation, we emphasized countries with only the strongest government finances, such as Norway, Brazil, Indonesia, and Australia. In addition to providing stability to the Fund's portfolio, we felt that those holdings offered the added benefit of boosting the Fund's non-dollar exposure.

Q  How was the Fund positioned in commodities as of April 30, 2011?

A The Fund's commodity weighting is allocated among ETFs representing oil (6.4% of Fund assets), agricultural commodities (5.4%), and gold (5.4%). The commodities segment of the Fund's portfolio performed very well during the six months ended April 30, 2011, reflecting the surge in commodity prices. Both energy and agricultural commodities were supported by the combination of constrained supply and rising demand from the emerging markets, while gold was boosted by strong investment demand stemming from the Fed's accommodative policy stance.

   While there will undoubtedly be periods of short-term volatility in hard assets, we believe the fundamental underpinnings of oil, gold, and agricultural commodities have remained firmly in place. Further, we believe commodity investments are better long-term vehicles for capitalizing on higher


6    Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/11
   inflation than TIPS, which have less-efficient exposure to the broad-based CPI and are carrying very low real yields at present.

Q  Do you have any closing thoughts for investors?

A Many investors have been fixated on the possibility of inflation. In our view, however, the necessary underpinnings for inflation are not yet in place, given that unit labor costs -- a key predictor of higher prices -- have shown few signs of rising. Fortunately, we have the ability to position the Fund not just for an environment of inflation, but also for potential disinflation, and even deflation. Accordingly, we have constructed a portfolio that we believe is best suited to perform well in the current environment through its exposure to equities, commodities, and non-dollar assets.

   From a longer-term standpoint, we believe the Fund can play an important role in helping investors hedge against inflation, while at the same time enhancing the returns and reducing the volatility of their overall portfolios.

Please refer to the Schedule of Investments on pages 16-27 for a full listing of Fund securities.

All investments are subject to risk, including the possible loss of principal. Pioneer Multi-Asset Real Return ("MARR") Fund has the ability to invest in a wide variety of securities and asset classes. In addition, the Fund is non-diversified which means it can invest a higher percentage of its assets in the securities of any one or more issuers. This will increase the Fund's potential risk exposure. The Fund may invest in underlying funds (ETFs and unit investment trusts). In addition to the Fund's operating expenses, you will indirectly bear the operating expenses of investments in any underlying funds. The Fund and some of the underlying funds employ leverage, which increases the volatility of investment returns and subjects the Fund to magnified losses if an underlying fund's investments decline in value. The Fund and some of the underlying funds may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. The Fund and some of the underlying funds may employ short selling, a speculative strategy. Unlike the possible loss on a security that is purchased, there is no limit on the amount of loss on an appreciating security that is sold short. The Fund may invest in inflation-linked securities. As inflationary expectations increase, inflation-linked securities may become more attractive, because they protect future interest payments against inflation. Conversely, as inflationary concerns decrease, inflation-linked securities will become less attractive and less valuable. The Fund may invest in credit default swaps, which may in some cases be illiquid, and they increase credit risk since the fund has exposure to both the issuer of the referenced obligation and the counterparty to the credit default swap. The Fund may invest in subordinated securities which may be disproportionately adversely affected by a default or even a perceived decline in creditworthiness of the issuer. The Fund may invest in floating rate loans. The value of collateral, if any,


         Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/11    7
securing a floating rate loan can decline or may be insufficient to meet the issuer's obligations or may be difficult to liquidate. The Fund may invest in event-linked bonds. The return of principal and the payment of interest on event-linked bonds are contingent on the non-occurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude. The Fund may invest in commodities. The value of commodity-linked derivatives may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, factors affecting a particular industry or commodity, international economic, political and regulatory developments, supply and demand, and governmental regulatory policies. Investments in equity securities are subject to price fluctuation. Small-and mid-cap stocks involve greater risks and volatility than large-cap stocks. International investments are subject to special risks including currency fluctuations, social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. Investments in fixed income securities involve interest rate, credit, inflation, and reinvestment risks. As interest rates rise, the value of fixed income securities falls. The Fund may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-Backed securities are also subject to pre-payments. Prepayment risk is the chance that mortgage-backed bonds will be paid off early if falling interest rates prompt homeowners to refinance their mortgages.

High yield bonds possess greater price volatility, illiquidity, and possibility of default. There is no assurance that these and other strategies used by the Fund or underlying funds will be successful.

These risks may increase share price volatility.

Please see the prospectus for a more complete discussion of the Fund's risks.

Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes.


8    Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/11

Portfolio Summary | 4/30/11

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Exchange Traded Index Funds                    36.7%
Foreign Equities                               17.6%
U.S. Government Bonds                          12.2%
Foreign Government Bonds                       10.4%
U.S. Common Stocks                              8.2%
Temporary Cash Investments                      6.2%
U.S. Corporate Bonds                            4.3%
Municipal Bonds                                 1.9%
Depositary Receipts for International Stocks    1.5%
Senior Secured Loans                            1.0%

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of long-term holdings)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Financials                                     50.1%
Government                                     26.1%
Consumer Staples                                6.3%
Industrials                                     3.2%
Telecommunication Services                      2.8%
Consumer Discretionary                          2.7%
Information Technology                          2.3%
Health Care                                     2.1%
Materials                                       2.1%
Energy                                          2.0%
Utilities                                       0.3%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total long-term holdings)*

    1.    iShares S&P 500 Index Fund                           7.22%
--------------------------------------------------------------------------------
    2.    iShares Dow Jones Select Dividend Index Fund         6.88
--------------------------------------------------------------------------------
    3.    PowerShares DB Agriculture Fund                      5.72
--------------------------------------------------------------------------------
    4.    iShares Gold Trust Fund                              5.68
--------------------------------------------------------------------------------
    5.    Federal Republic of Brazil, 12.5%, 1/5/16            4.83
--------------------------------------------------------------------------------
    6.    U.S. Treasury Notes, 4.75%, 2/15/41                  4.61
--------------------------------------------------------------------------------
    7.    iPath Goldman Sachs                                  4.02
--------------------------------------------------------------------------------
    8.    U.S. Treasury Notes, 4.25%, 11/15/40                 3.23
--------------------------------------------------------------------------------
    9.    PowerShares DB Crude Fund                            2.69
--------------------------------------------------------------------------------
   10.    Indonesia Treasury Bonds, 11.0%, 11/15/20            2.62
--------------------------------------------------------------------------------

* This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.


         Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/11    9

Prices and Distributions | 4/30/11

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
      Class                                4/30/11           10/31/10
--------------------------------------------------------------------------------
       A                                   $ 11.33           $ 10.63
--------------------------------------------------------------------------------
       C                                   $ 11.27           $ 10.60
--------------------------------------------------------------------------------
       Y                                   $ 11.35           $ 10.65
--------------------------------------------------------------------------------

Distributions per Share: 11/1/10-4/30/11
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   Net Investment        Short-Term        Long-Term
      Class           Income          Capital Gains     Capital Gains
--------------------------------------------------------------------------------
       A            $ 0.0771              $ --              $ --
--------------------------------------------------------------------------------
       C            $ 0.0499              $ --              $ --
--------------------------------------------------------------------------------
       Y            $ 0.0877              $ --              $ --
--------------------------------------------------------------------------------

The Barclays Capital U.S. Treasury TIPS 1-10 Year Index is an unmanaged index comprised of U.S. Treasury Inflation Protected Securities (TIPS) having a maturity of at least 1 year and less than 10 years. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 million Investment" charts on pages 11-13.


10    Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/11

Performance Update | 4/30/11                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Multi-Asset Real Return Fund at public offering price, compared to that of the Barclays Capital U.S. Treasury TIPS 1-10 Year Index.

Average Annual Total Returns
(As of April 30, 2011)
--------------------------------------------------------------------------------
                                          Net Asset     Public Offering
Period                                    Value (NAV)   Price (POP)
--------------------------------------------------------------------------------
Life-of-Class
(5/3/10)                                  14.12%        9.00%
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 30, 2011)
--------------------------------------------------------------------------------
                                          Gross         Net
--------------------------------------------------------------------------------
                                           1.98%        1.20%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]


Value of $10,000 Investment

                                Pioneer                  Barclays Capital
                              Multi-Asset               U.S. Treasury TIPS
                            Real Return Fund             1-10 Year Index
                            ----------------             ---------------
5/10                               9550                        10000
4/11                              11112                        10789

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 4.50% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through 3/1/12 for Class A shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.


        Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/11    11

Performance Update | 4/30/11                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Multi-Asset Real Return Fund, compared to that of the Barclays Capital U.S. Treasury TIPS 1-10 Year Index.

Average Annual Total Returns
(As of April 30, 2011)
--------------------------------------------------------------------------------
                                             If            If
Period                                       Held          Redeemed
--------------------------------------------------------------------------------
Life-of-Class
(5/3/10)                                     13.23%        12.23%
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 30, 2011)
--------------------------------------------------------------------------------
                                             Gross          Net
--------------------------------------------------------------------------------
                                              2.54%         2.10%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                                Pioneer                  Barclays Capital
                              Multi-Asset               U.S. Treasury TIPS
                            Real Return Fund             1-10 Year Index
                            ----------------             ---------------
5/10                              10000                        10000
4/11                              11454                        10789

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through 3/1/12 for Class C shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.


12    Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/11

Performance Update | 4/30/11                           Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 Million investment made in Pioneer Multi-Asset Real Return Fund, compared to that of the Barclays Capital U.S. Treasury TIPS 1-10 Year Index.

Average Annual Total Returns
(As of April 30, 2011)
--------------------------------------------------------------------------------
                                             If            If
Period                                       Held          Redeemed
--------------------------------------------------------------------------------
Life-of-Class
(5/3/10)                                     14.44%        14.44%
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 30, 2011)
--------------------------------------------------------------------------------
                                             Gross         Net
--------------------------------------------------------------------------------
                                              1.45%         0.90%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                                Pioneer                  Barclays Capital
                              Multi-Asset               U.S. Treasury TIPS
                            Real Return Fund             1-10 Year Index
                            ----------------             ---------------
5/10                            5000000                      5000000
4/11                            5832730                      5394260

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through 3/1/12 for Class Y shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.


        Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/11    13

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.


Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1. Divide your account value by $1,000
   Example: an $8,600 account value [divided by] $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Multi-Asset Real Return Fund

Based on actual returns from November 1, 2010, through April 30, 2011.

----------------------------------------------------------------------------------------
 Share Class                                    A                C                Y
----------------------------------------------------------------------------------------
 Beginning Account Value on 11/1/10         $ 1,000.00       $ 1,000.00       $ 1,000.00
----------------------------------------------------------------------------------------
 Ending Account Value (after expenses)
 on 4/30/11                                 $ 1,073.60       $ 1,068.20       $ 1,074.50
----------------------------------------------------------------------------------------
 Expenses Paid During Period*               $     6.63       $    10.56       $     5.09
----------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio plus the expense ratios of the underlying funds. These combined totals were 1.29%, 2.06% and 0.99% for Class A, Class C, and Class Y shares, respectively. These combined ratios were multiplied by the average account value over the period, and then multiplied by 181/365 (to reflect the one-half year period) to calculate the Expensed Paid During Period in the table above.


14    Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/11

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Multi-Asset Real Return Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from November 1, 2010, through April 30, 2011.

----------------------------------------------------------------------------------------
 Share Class                                    A                C                Y
----------------------------------------------------------------------------------------
 Beginning Account Value on 11/1/10         $ 1,000.00       $ 1,000.00       $ 1,000.00
----------------------------------------------------------------------------------------
 Ending Account Value (after expenses)
 on 4/30/11                                 $ 1,018.40       $ 1,014.58       $ 1,019.89
----------------------------------------------------------------------------------------
 Expenses Paid During Period*               $     6.46       $    10.29       $     4.96
----------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio plus the expense ratios of the underlying funds. These combined totals were 1.29%, 2.06% and 0.99% for Class A, Class C, and Class Y shares, respectively. These combined ratios were multiplied by the average account value over the period, and then multiplied by 181/365 (to reflect the one-half year period) to calculate the Expensed Paid During Period in the table above.


        Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/11    15

Schedule of Investments | 4/30/11 (Consolidated) (unaudited)

-----------------------------------------------------------------------------------------
            Floating    S&P/Moody's
 Shares     Rate (d)    Ratings                                               Value
-----------------------------------------------------------------------------------------
                                      COMMON STOCKS -- 27.6%
                                      ENERGY -- 0.9%
                                      Oil & Gas Exploration & Production -- 0.9%
  558,000                             CNOOC, Ltd.                            $  1,376,660
                                                                             ------------
                                      Total Energy                           $  1,376,660
-----------------------------------------------------------------------------------------
                                      MATERIALS -- 1.5%
                                      Construction Materials -- 0.7%
  538,000                             PT Indocement Tunggal Prakarsa Tbk     $  1,067,959
-----------------------------------------------------------------------------------------
                                      Forest Products -- 0.8%
   54,254                             Sino-Forest Corp.*(b)                  $  1,348,178
                                                                             ------------
                                      Total Materials                        $  2,416,137
-----------------------------------------------------------------------------------------
                                      CAPITAL GOODS -- 2.2%
                                      Aerospace & Defense -- 0.8%
    2,305                             Huntington Ingalls Industries, Inc.*   $     92,200
    8,024                             Northrop Grumman Corp.*                     510,407
    7,350                             United Technologies Corp.                   658,413
                                                                             ------------
                                                                             $  1,261,020
-----------------------------------------------------------------------------------------
                                      Industrial Conglomerates -- 0.7%
   55,000                             Keppel Corp.                           $    535,291
   43,710                             SM Investments Corp.*                       591,172
                                                                             ------------
                                                                             $  1,126,463
-----------------------------------------------------------------------------------------
                                      Industrial Machinery -- 0.4%
    4,000                             Fanuc, Ltd.*                           $    663,379
-----------------------------------------------------------------------------------------
                                      Trading Companies & Distributors -- 0.3%
   29,100                             Mitsui & Co., Ltd.*                    $    513,825
                                                                             ------------
                                      Total Capital Goods                    $  3,564,687
-----------------------------------------------------------------------------------------
                                      TRANSPORTATION -- 0.3%
                                      Airport Services -- 0.3%
    5,550                             Fraport AG Frankfurt Airport S*        $    444,928
                                                                             ------------
                                      Total Transportation                   $    444,928
-----------------------------------------------------------------------------------------
                                      AUTOMOBILES & COMPONENTS -- 1.0%
                                      Automobile Manufacturers -- 1.0%
    5,800                             Daimlerchrysler AG                     $    449,135
   11,400                             Honda Motor Co., Ltd.*                      448,409
   98,100                             PT Astra International                      643,194
                                                                             ------------
                                                                             $  1,540,738
                                                                             ------------
                                      Total Automobiles & Components         $  1,540,738
-----------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

16    Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/11

-----------------------------------------------------------------------------------------
            Floating    S&P/Moody's
 Shares     Rate (d)    Ratings                                               Value
-----------------------------------------------------------------------------------------
                                       CONSUMER DURABLES & APPAREL -- 0.9%
                                       Apparel, Accessories & Luxury Goods -- 0.9%
   28,138                              Burberry Group Plc*                   $    609,144
    4,500                              LVMH Moet Hennessy Louis Vuitton*          809,572
                                                                             ------------
                                                                             $  1,418,716
                                                                             ------------
                                       Total Consumer Durables & Apparel     $  1,418,716
-----------------------------------------------------------------------------------------
                                       CONSUMER SERVICES -- 0.3%
                                       Casinos & Gaming -- 0.3%
  286,000                              Genting Singapore Plc*                $    507,582
                                                                             ------------
                                       Total Consumer Services               $    507,582
-----------------------------------------------------------------------------------------
                                       FOOD, BEVERAGE & TOBACCO -- 5.2%
                                       Packaged Foods & Meats -- 2.3%
   40,220                              Nestle SA (A.D.R.)*                   $  2,501,684
  847,300                              Pacific Andes Resources
                                       Development, Ltd.*                         228,682
  600,000                              PT Indofood Sukses Makmur Tbk*             388,837
  809,300                              Universal Robina Corp.*                    705,136
                                                                             ------------
                                                                             $  3,824,339
-----------------------------------------------------------------------------------------
                                       Soft Drinks -- 1.1%
   20,007                              Coca-Cola Co.                         $  1,349,672
    6,381                              PepsiCo, Inc.                              439,587
                                                                             ------------
                                                                             $  1,789,259
-----------------------------------------------------------------------------------------
                                       Tobacco -- 1.8%
   25,689                              Altria Group, Inc.                    $    689,493
   31,435                              Philip Morris International              2,182,846
                                                                             ------------
                                                                             $  2,872,339
                                                                             ------------
                                       Total Food, Beverage & Tobacco        $  8,485,937
-----------------------------------------------------------------------------------------
                                       HOUSEHOLD & PERSONAL PRODUCTS -- 0.3%
                                       Household Products -- 0.3%
    7,476                              Kimberly-Clark Corp.                  $    493,865
                                                                             ------------
                                       Total Household & Personal Products   $    493,865
-----------------------------------------------------------------------------------------
                                       PHARMACEUTICALS & BIOTECHNOLOGY -- 1.9%
                                       Pharmaceuticals -- 1.9%
   56,165                              Bristol-Myers Squibb Co.              $  1,578,237
   40,626                              Merck & Co., Inc.                        1,460,505
                                                                             ------------
                                                                             $  3,038,742
                                                                             ------------
                                       Total Pharmaceuticals &
                                       Biotechnology                         $  3,038,742
-----------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

        Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/11    17

--------------------------------------------------------------------------------------------
             Floating    S&P/Moody's
 Shares      Rate (d)    Ratings                                                 Value
--------------------------------------------------------------------------------------------
                                        BANKS -- 5.0%
                                        Diversified Banks -- 5.0%
   623,890                              Banco de Oro Unibank, Inc.*             $    791,339
   933,100                              Bank Mandiri                                 779,036
   915,000                              Bank Rakyat Indonesi Indonesia               689,135
 2,133,280                              Industrial and Commercial
                                        Bank of China*                             1,804,722
   458,602                              Metropolitan Bank & Trust Co.*               735,413
    82,000                              Overseas-Chinese Banking Corp., Ltd.         640,468
   339,700                              Philippine National Bank*                    507,844
    48,700                              Standard Chartered Plc                     1,338,198
    41,981                              United Overseas Bank                         673,646
                                                                                ------------
                                                                                $  7,959,801
                                                                                ------------
                                        Total Banks                             $  7,959,801
--------------------------------------------------------------------------------------------
                                        DIVERSIFIED FINANCIALS -- 0.8%
                                        Multi-Sector Holding -- 0.8%
 1,348,000                              First Pacific Co.*                      $  1,267,097
                                                                                ------------
                                        Total Diversified Financials            $  1,267,097
--------------------------------------------------------------------------------------------
                                        INSURANCE -- 1.7%
                                        Life & Health Insurance -- 0.5%
    74,000                              Ping An Insurance (Group) Co. of
                                        China, Ltd.*                            $    804,690
--------------------------------------------------------------------------------------------
                                        Multi-Line Insurance -- 0.5%
     6,100                              Allianz AG*                             $    962,109
--------------------------------------------------------------------------------------------
                                        Reinsurance -- 0.7%
     6,405                              Muenchener Rueckversicherungs
                                        Gesellschaft AG                         $  1,059,158
                                                                                ------------
                                        Total Insurance                         $  2,825,957
--------------------------------------------------------------------------------------------
                                        REAL ESTATE -- 2.1%
                                        Diversified Real Estate Activities -- 0.7%
 1,386,900                              Ayala Land, Inc.                        $    532,601
    42,500                              Swire Pacific, Ltd.*                         649,039
                                                                                ------------
                                                                                $  1,181,640
--------------------------------------------------------------------------------------------
                                        Industrial Real Estate Investment Trusts -- 0.4%
   356,594                              Ascendas Real Estate Investment Trust   $    592,039
--------------------------------------------------------------------------------------------
                                        Real Estate Development -- 0.4%
    84,000                              China Overseas Land & Investment        $    161,595
 8,990,000                              Megaworld Corp.*                             489,295
                                                                                ------------
                                                                                $    650,890
--------------------------------------------------------------------------------------------
                                        Real Estate Operating Companies -- 0.3%
    50,000                              GAGFAH SA                               $    454,770
--------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

18    Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/11

--------------------------------------------------------------------------------------
            Floating    S&P/Moody's
 Shares     Rate (d)    Ratings                                            Value
--------------------------------------------------------------------------------------
                                    Retail Real Estate Investment Trusts -- 0.3%
  323,381                           CapitaMall Trust                      $    499,869
                                                                          ------------
                                    Total Real Estate                     $  3,379,208
--------------------------------------------------------------------------------------
                                    SOFTWARE & SERVICES -- 0.6%
                                    Internet Software & Services -- 0.4%
   23,400                           Tencent Holdings, Ltd.*               $    665,894
--------------------------------------------------------------------------------------
                                    IT Consulting & Other Services -- 0.2%
    2,000                           IBM Corp.*                            $    341,160
                                                                          ------------
                                    Total Software & Services             $  1,007,054
--------------------------------------------------------------------------------------
                                    SEMICONDUCTORS -- 0.7%
                                    Semiconductor Equipment -- 0.7%
   38,904                           Applied Materials, Inc.               $    610,404
   10,544                           ASM Lithography Holding N.V. (b)           437,347
                                                                          ------------
                                                                          $  1,047,751
                                                                          ------------
                                    Total Semiconductors                  $  1,047,751
--------------------------------------------------------------------------------------
                                    TELECOMMUNICATION SERVICES -- 2.2%
                                    Integrated Telecommunication Services -- 2.2%
  280,000                           Singapore Telecommunications, Ltd.    $    714,484
   45,835                           Verizon Communications, Inc.             1,731,646
   83,702                           Windstream Corp.                         1,072,223
                                                                          ------------
                                                                          $  3,518,353
                                                                          ------------
                                    Total Telecommunication Services      $  3,518,353
--------------------------------------------------------------------------------------
                                    TOTAL COMMON STOCKS
                                    (Cost $40,385,781)                    $ 44,293,213
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
Principal
Amount ($)
--------------------------------------------------------------------------------------
                                    CORPORATE BONDS -- 4.3%
                                    ENERGY -- 1.0%
                                    Integrated Oil & Gas -- 0.7%
  600,000               BBB-/Baa2   Lukoil International Finance BV,
                                    7.25%, 11/5/19                        $    662,280
  485,000               BBB-/Baa1   Petrobras International Finance,
                                    5.875%, 3/1/18                             517,413
                                                                          ------------
                                                                          $  1,179,693
--------------------------------------------------------------------------------------
                                    Oil & Gas Exploration & Production   -- 0.3%
  355,000                BBB/Baa1   Gaz Capital SA for Gazprom,
                                    6.212%, 11/22/16                      $    385,637
  100,000                  BB/Ba3   Whiting Petroleum, 6.5%, 10/1/18           104,500
                                                                          ------------
                                                                          $    490,137
                                                                          ------------
                                    Total Energy                          $  1,669,830
--------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

        Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/11    19

---------------------------------------------------------------------------------------------
Principal    Floating    S&P/Moody's
Amount ($)   Rate (d)    Ratings                                                 Value
---------------------------------------------------------------------------------------------
                                       MATERIALS -- 0.4%
                                       Diversified Metals & Mining -- 0.2%
  230,000                   BBB+/Baa2  Xstrata Canada Corp.,
                                       7.25%, 7/15/12                            $    245,447
---------------------------------------------------------------------------------------------
                                       Paper Products -- 0.2%
  250,000                    BBB/Baa3  International Paper Co.,
                                       5.25%, 4/1/16 (b)                         $    272,153
                                                                                 ------------
                                       Total Materials                           $    517,600
---------------------------------------------------------------------------------------------
                                       TRANSPORTATION -- 0.2%
                                       Railroads -- 0.2%
  240,000                      BB-/B1  Kansas City Southern Railway,
                                       8.0%, 6/1/15                              $    260,400
                                                                                 ------------
                                       Total Transportation                      $    260,400
---------------------------------------------------------------------------------------------
                                       MEDIA -- 0.4%
                                       Cable & Satellite -- 0.4%
  280,000                   BBB+/Baa1  Comcast Corp., 5.3%, 1/15/14              $    306,807
  300,000                    BBB/Baa2  Time Warner Cable, Inc.,
                                       8.25%, 2/14/14                                 350,625
                                                                                 ------------
                                                                                 $    657,432
                                                                                 ------------
                                       Total Media                               $    657,432
---------------------------------------------------------------------------------------------
                                       FOOD, BEVERAGE & TOBACCO -- 0.4%
                                       Brewers -- 0.2%
  329,000                     A-/Baa1  Anheuser-Busch InBev Worldwide, Inc.,
                                       5.375%, 11/15/14                          $    366,078
---------------------------------------------------------------------------------------------
                                       Packaged Foods & Meats -- 0.2%
  266,000                    BBB/Baa2  WM Wrigley Jr. Co., 3.7%, 6/30/14 (b)     $    274,354
                                                                                 ------------
                                       Total Food, Beverage & Tobacco            $    640,432
---------------------------------------------------------------------------------------------
                                       DIVERSIFIED FINANCIALS -- 0.3%
                                       Diversified Financial Services -- 0.3%
  300,000         0.00         BB-/NR  Queen Street II Capital, Ltd., Floating
                                       Rate Note, 4/9/14                         $    295,920
  250,000         0.00          NR/NR  Residential Reinsurance 2010, Ltd.,
                                       Floating Rate Note, 6/6/13                     240,575
                                                                                 ------------
                                                                                 $    536,495
                                                                                 ------------
                                       Total Diversified Financials              $    536,495
---------------------------------------------------------------------------------------------
                                       INSURANCE -- 0.5%
                                       Reinsurance -- 0.5%
  500,000                        B/NR  Montana Re, Ltd., 0.0%, 1/8/14            $    478,250
  250,000        14.64          B-/NR  Successor X, Ltd., Floating Rate Note,
                                       12/13/13                                       245,575
                                                                                 ------------
                                                                                 $    723,825
                                                                                 ------------
                                       Total Insurance                           $    723,825
---------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

20    Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/11

--------------------------------------------------------------------------------------------
Principal    Floating    S&P/Moody's
Amount ($)   Rate (d)    Ratings                                                Value
--------------------------------------------------------------------------------------------
                                        TECHNOLOGY HARDWARE & EQUIPMENT -- 0.5%
                                        Communications Equipment -- 0.2%
   375,000                   BBB/Baa3   Motorola, Inc., 5.375%, 11/15/12 (b)    $    394,721
--------------------------------------------------------------------------------------------
                                        Electronic Components -- 0.1%
   150,000                   BBB/Baa2   Amphenol Corp., 4.75%, 11/15/14         $    162,714
--------------------------------------------------------------------------------------------
                                        Office Electronics -- 0.2%
   230,000                  BBB-/Baa2   Xerox Corp., 4.25%, 2/15/15             $    243,957
--------------------------------------------------------------------------------------------
                                        Total Technology Hardware &
                                        Equipment                               $    801,392
--------------------------------------------------------------------------------------------
                                        TELECOMMUNICATION SERVICES -- 0.4%
                                        Integrated Telecommunication Services -- 0.4%
   350,000                  BBB+/Baa1   Bell Canada, 4.85%, 6/30/14             $    390,253
   300,000        3.56      BBB-/Baa3   Qwest Corp., Floating Rate Note,
                                        6/15/13 (b)                                  311,250
                                                                                ------------
                                                                                $    701,503
                                                                                ------------
                                        Total Telecommunication Services        $    701,503
--------------------------------------------------------------------------------------------
                                        UTILITIES -- 0.2%
                                        Independent Power Producer & Energy Traders -- 0.2%
   400,000                      BB/NR   East Lane Re, Ltd., 0.0%, 3/1/15        $    394,600
                                                                                ------------
                                        Total Utilities                         $    394,600
--------------------------------------------------------------------------------------------
                                        TOTAL CORPORATE BONDS
                                        (Cost $6,811,674)                       $  6,903,509
--------------------------------------------------------------------------------------------
                                        U.S. GOVERNMENT AGENCY
                                        OBLIGATIONS -- 12.3%
 3,094,591                    AAA/Aaa   U.S. Treasury Inflation Notes,
                                        1.25%, 7/15/20                          $  3,265,035
 1,020,000                    AAA/Aaa   U.S. Treasury Notes,
                                        3.875%, 8/15/40                              928,518
 5,047,200                    AAA/Aaa   U.S. Treasury Notes,
                                        4.25%, 11/15/40                            4,906,827
 3,593,800                    AAA/Aaa   U.S. Treasury Notes,
                                        4.625%, 2/15/40                            3,724,636
 6,630,000                    AAA/Aaa   U.S. Treasury Notes, 4.75%, 2/15/41        7,005,006
                                                                                ------------
                                                                                $ 19,830,022
--------------------------------------------------------------------------------------------
                                        TOTAL U.S. GOVERNMENT
                                        AGENCY OBLIGATIONS
                                        (Cost $19,817,466)                      $ 19,830,022
--------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

        Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/11    21

-----------------------------------------------------------------------------------------------------
Principal            Floating    S&P/Moody's
Amount ($)           Rate (d)    Ratings                                                 Value
-----------------------------------------------------------------------------------------------------
                                                FOREIGN GOVERNMENT BONDS -- 10.4%
AUD      1,450,000                     NR/Aaa   Australia Government,
                                                4.75%, 11/15/12                          $  1,586,621
BRL     10,053,000                  BBB-/Baa3   Federal Republic of Brazil,
                                                12.5%, 1/5/16                               7,343,912
IDR 28,011,000,000                    BB+/Ba1   Indonesia Treasury Bonds,
                                                11.0%, 11/15/20                             3,975,184
IDR 11,000,000,000                     NR/Ba1   Indonesia Treasury Bonds,
                                                8.25%, 7/15/21                              1,320,719
NOK     13,200,000                     AAA/NR   Norway Government Bonds,
                                                3.75%, 5/25/21                              2,531,557
                                                                                         ------------
                                                                                         $ 16,757,993
-----------------------------------------------------------------------------------------------------
                                                TOTAL FOREIGN GOVERNMENT
                                                BONDS
                                                (Cost $15,688,895)                       $ 16,757,993
-----------------------------------------------------------------------------------------------------
                                                MUNICIPAL BONDS -- 1.9%
                                                MUNICIPAL HIGHER EDUCATION -- 1.9%
         1,000,000                    AAA/Aaa   California Educational Facilities,
                                                5.25%, 4/01/40                           $  1,131,170
           390,000                    AAA/Aaa   Houston Higher Education Finance
                                                Corp., 5.0%, 5/15/40                          397,956
         1,000,000                    AAA/Aaa   Massachusetts Development Finance
                                                Agency, 5.0%, 10/15/40                      1,031,940
           500,000                    AAA/Aaa   New York State Dormitory Authority,
                                                5.0%, 10/1/41                                 516,175
                                                                                         ------------
                                                                                         $  3,077,241
-----------------------------------------------------------------------------------------------------
                                                TOTAL MUNICIPAL BONDS
                                                (Cost $2,989,376)                        $  3,077,241
-----------------------------------------------------------------------------------------------------
                                                SENIOR FLOATING RATE
                                                LOAN INTERESTS -- 1.2%**
                                                MATERIALS -- 0.2%
                                                Aluminum -- 0.2%
           249,375        4.00         BB/Ba2   Novelis, Inc., Term Loan, 3/11/17        $    252,259
                                                                                         ------------
                                                Total Materials                          $    252,259
-----------------------------------------------------------------------------------------------------
                                                CAPITAL GOODS -- 0.2%
                                                Building Products -- 0.2%
           250,000        4.00        BBB-/B1   Armstrong World Industries, Inc., Term
                                                B1 Loan, 3/8/18                          $    252,156
                                                                                         ------------
                                                Total Capital Goods                      $    252,156
-----------------------------------------------------------------------------------------------------
                                                TRANSPORTATION -- 0.2%
                                                Trucking -- 0.2%
           330,174        6.00          NR/B1   Swift Transportation Co., Term Loan,
                                                11/22/16                                 $    334,370
                                                                                         ------------
                                                Total Transportation                     $    334,370
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

22    Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/11

---------------------------------------------------------------------------------------------
Principal    Floating    S&P/Moody's
Amount ($)   Rate (d)    Ratings                                                 Value
---------------------------------------------------------------------------------------------
                                        HEALTH CARE EQUIPMENT & SERVICES -- 0.2%
                                        Health Care Services -- 0.2%
   246,875        4.75        BB-/Ba2   Gentiva Health Services, Inc., Term B1
                                        Loan, 2/22/16                            $    249,961
                                                                                 ------------
                                        Total Health Care Equipment &
                                        Services                                 $    249,961
---------------------------------------------------------------------------------------------
                                        SOFTWARE & SERVICES -- 0.2%
                                        Data Processing & Outsourced Services -- 0.2%
   248,750        5.25       BBB-/Ba1   Fidelity National Information, Term B
                                        Loan, 7/18/16                            $    250,927
                                                                                 ------------
                                        Total Software & Services                $    250,927
---------------------------------------------------------------------------------------------
                                        TECHNOLOGY HARDWARE & EQUIPMENT -- 0.2%
                                        Communications Equipment -- 0.2%
   350,000        5.00         BB/Ba2   CommScope, Inc., Term Loan, 1/3/18       $    354,010
                                                                                 ------------
                                        Total Technology Hardware &
                                        Equipment                                $    354,010
---------------------------------------------------------------------------------------------
                                        TOTAL SENIOR FLOATING RATE
                                        LOAN INTERESTS
                                        (Cost $1,666,130)                        $  1,693,683
---------------------------------------------------------------------------------------------
 Shares
---------------------------------------------------------------------------------------------
                                        EXCHANGE TRADED FUNDS -- 36.9%
   203,450                      NR/NR   iPath Goldman Sachs                      $  6,099,431
       900                      NR/NR   iShares Dow Jones International Select
                                        Dividend Index Fund                            34,335
   194,800                      NR/NR   iShares Dow Jones Select Dividend
                                        Index Fund                                 10,452,962
   564,650                      NR/NR   iShares Gold Trust Fund                     8,622,206
    98,150                      NR/NR   iShares MSCI Canada Index Fund (b)          3,307,655
    64,450                      NR/NR   iShares MSCI Malaysia Index Fund (b)          967,395
   113,780                      NR/NR   iShares MSCI Singapore Index Fund (b)       1,644,121
    16,300                      NR/NR   iShares MSCI South Korea Index
                                        Fund (b)                                    1,124,211
   124,889                      NR/NR   iShares MSCI Taiwan Index Fund (b)          1,998,224
    80,100                      NR/NR   iShares S&P 500 Index Fund                 10,965,690
   254,950                      NR/NR   PowerShares DB Agriculture Fund             8,683,597
   243,600                      NR/NR   PowerShares DB Crude Fund                   4,082,736
    24,375                      NR/NR   ProShares UltraShort Financial
                                        Exchange Traded Fund (b)                    1,374,994
                                                                                 ------------
                                                                                 $ 59,357,557
---------------------------------------------------------------------------------------------
                                        TOTAL EXCHANGE TRADED FUNDS
                                        (Cost $52,427,479)                       $ 59,357,557
---------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

        Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/11    23

--------------------------------------------------------------------------------------------
Principal    Floating    S&P/Moody's
Amount ($)   Rate (d)    Ratings                                                Value
--------------------------------------------------------------------------------------------
                                        TEMPORARY CASH INVESTMENTS -- 6.2%
                                        SECURITIES LENDING COLLATERAL -- 6.2% (c)
                                        Certificates of Deposit:
   258,304                              Bank of Nova Scotia, 0.27%, 9/29/11     $    258,304
   180,813                              BBVA Group NY, 1.11%, 7/26/11                180,813
   258,304                              BNP Paribas Bank NY, 0.34%, 5/9/11           258,304
   258,304                              Canadian Imperial Bank of Commerce
                                        NY, 0.22%, 10/3/11                           258,304
   258,304                              DnB NOR Bank ASA NY,
                                        0.24%, 6/7/11                                258,304
   129,147                              National Australia Bank NY,
                                        0.29%, 10/19/11                              129,147
   284,191                              RaboBank Netherland NV NY,
                                        0.34%, 4/2/12                                284,191
   154,983                              Royal Bank of Canada NY,
                                        0.34%, 12/2/11                               154,983
   258,304                              Skandinav Enskilda Bank NY,
                                        0.38%, 6/7/11                                258,304
   154,983                              SOCGEN NY, 0.28%, 7/14/11                    154,983
   103,322                              SOCGEN NY, 0.37%, 6/10/11                    103,322
    77,491                              SOCGEN NY, 0.18%, 5/20/11                     77,491
   258,304                              Svenska NY, 0.28%, 5/12/11                   258,304
   180,813                              Svenska NY, 0.20%, 7/19/11                   180,813
   258,304                              Westpac Banking Corp. NY,
                                        0.34%, 12/6/11                               258,304
                                                                                ------------
                                                                                $  3,073,871
--------------------------------------------------------------------------------------------
                                        Commercial Paper:
   103,322                              American Honda Finance,
                                        0.34%, 1/11/12                          $    103,322
   103,435                              American Honda Finance,
                                        1.06%, 6/20/11                               103,435
    94,694                              Australia & New Zealand Banking
                                        Group, 0.91%, 8/4/11                          94,694
   103,307                              BBVLON, 0.55%, 5/9/11                        103,307
   154,969                              BBVLON, 0.35%, 5/9/11                        154,969
   258,206                              BCSFUN, 0.25%, 6/24/11                       258,206
    38,724                              BCSFUN, 0.22%, 7/29/11                        38,724
   232,436                              CBAPP, 0.26%, 5/23/11                        232,436
   262,475                              Caterpillar Financial Services Corp.,
                                        1.06%, 6/24/11                               262,475
   258,309                              Federal Home Loan Bank,
                                        0.27%, 6/1/11                                258,309
    25,828                              General Electric Capital Corp.,
                                        0.39%, 6/6/11                                 25,828
   206,628                              HSBC, 0.25%, 5/11/11                         206,629

The accompanying notes are an integral part of these financial statements.

24    Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/11

--------------------------------------------------------------------------------------------
Principal    Floating    S&P/Moody's
Amount ($)   Rate (d)    Ratings                                               Value
--------------------------------------------------------------------------------------------
                                        Commercial Paper -- (continued)
    38,782                              JPMorgan Chase & Co.,
                                        1.06%, 6/13/11                                38,782
   232,474                              JPMorgan Chase & Co.,
                                        0.30%, 5/18/11                               232,474
   129,124                              NABPP, 0.25%, 6/1/11                         129,124
   206,521                              NORDNA, 0.27%, 7/18/11                       206,521
   206,540                              PARFIN, 0.23%, 7/11/11                       206,540
   103,322                              Royal Bank of Canada NY,
                                        0.30%, 4/30/12                               103,322
   154,965                              SANU, 0.68%, 5/13/11                         154,965
   154,832                              SANU, 0.68%, 6/17/11                         154,832
   129,074                              SANU, 0.68%, 6/1/11                          129,074
   154,972                              SEB, 0.19%, 5/13/11                          154,972
   129,148                              SOCNAM, 0.37%, 5/3/11                        129,148
   258,304                              Toyota Motor Credit Corp., 0.34%,
                                        9/8/11                                       258,304
    77,566                              Wachovia, 0.46%, 3/1/12                       77,566
   103,361                              Wachovia, 0.43%, 10/15/11                    103,361
    51,698                              Wells Fargo & Co., 0.39%, 1/24/12             51,698
                                                                                 -----------
                                                                                $  3,973,017
--------------------------------------------------------------------------------------------
                                        Tri-party Repurchase Agreements:
   463,408                              Barclays Capital Plc, 0.03%, 5/2/11     $    463,408
   516,608                              Deutsche Bank AG, 0.03, 5/2/11               516,608
   516,608                              HSBC Bank USA NA, 0.03%, 5/2/11              516,608
   516,608                              RBS Securities, Inc., 0.04%, 5/2/11          516,608
                                                                                ------------
                                                                                $  2,013,232
--------------------------------------------------------------------------------------------
 Shares
--------------------------------------------------------------------------------------------
                                        Money Market Mutual Funds:
   464,948                              Dreyfus Preferred Money Market Fund     $    464,948
   464,948                              Fidelity Prime Money Market Fund             464,948
                                                                                ------------
                                                                                $    929,896
                                                                                ------------
                                        Total Securities Lending Collateral     $  9,990,016
--------------------------------------------------------------------------------------------
                                        TOTAL TEMPORARY CASH
                                        INVESTMENTS
                                        (Cost $9,990,016)                       $  9,990,016
--------------------------------------------------------------------------------------------
                                        TOTAL INVESTMENT IN SECURITIES -- 100.8%
                                        (Cost $149,776,817) (a)                 $161,903,234
--------------------------------------------------------------------------------------------
                                        OTHER ASSETS AND
                                        LIABILITIES -- (0.8)%                   $ (1,262,322)
--------------------------------------------------------------------------------------------
                                        TOTAL NET ASSETS -- 100.0%              $160,640,912
============================================================================================

*        Non-income producing security.

The accompanying notes are an integral part of these financial statements.

        Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/11    25

(A.D.R.) American Depositary Receipt

NR       Not rated by either S&P or Moody's.

** Senior floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered Rate), (ii) the prime rate offered by one or more major United States banks, (iii) the certificate of deposit or (iv) other base lending rates used by commercial lenders. The rate shown is the coupon rate at period end.

(a) At April 30, 2011, the net unrealized gain on investments based on cost for federal income tax purposes of $149,812,554 was as follows:

            Aggregate gross unrealized gain for all investments in which
              there is an excess of value over tax cost                      $12,567,393
            Aggregate gross unrealized loss for all investments in which
              there is an excess of tax cost over value                         (476,713)
                                                                             -----------
            Net unrealized gain                                              $12,090,680
                                                                             ===========

(b)      At April 30, 2011, the following securities were out on loan:

-------------------------------------------------------------------------------------------
 Shares                  Security                                                Value
-------------------------------------------------------------------------------------------
   7,000                 ASM Lithography Holding N.V.                            $  290,360
  59,000                 iShares MSCI Malaysia Index Fund                           885,590
  67,000                 iShares MSCI Canada Index Fund                           2,257,900
  19,000                 iShares MSCI Singapore Index Fund                          274,550
  15,000                 iShares MSCI South Korea Index Fund                      1,034,550
  85,000                 iShares MSCI Taiwan Index Fund                           1,360,000
  24,100                 ProShares UltraShort Financial Exchange Traded Fund      1,359,481
  48,315                 Sino-Forest Corp. *                                      1,200,628
-------------------------------------------------------------------------------------------
Principal
Amount ($)
-------------------------------------------------------------------------------------------
 97,000                  International Paper Co., 5.25%, 4/1/16                     105,730
371,000                  Motorola, Inc., 5.375%, 11/15/12                           389,550
265,000                  Qwest Corp., Floating Rate Note, 6/15/13                   275,600
263,000                  WM Wrigley Jr. Co., 3.7%, 6/30/14                          270,890
-------------------------------------------------------------------------------------------
                                                                                 $9,704,829
===========================================================================================

(c)      Securities lending collateral is managed by Credit Suisse AG, New York
         Branch.

(d) Debt obligation with a variable interest rate. Rate shown is rate at end of period.

         Principal amounts are denominated in U.S. Dollars unless otherwise denoted:

AUD      Australian Dollar
BRL      Brazilian Real
IDR      Indonesian Rupiah
NOK      Norwegian Krone

The accompanying notes are an integral part of these financial statements.

26    Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/11

Purchases and sales of securities (excluding temporary cash investments) for the six months ended April 30, 2011 aggregated $144,292,773 and $58,556,098, respectively.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

Highest priority is given to Level 1 inputs and lowest priority is given to Level 3.

  Level 1 -- quoted prices in active markets for identical securities
  Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
  Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments)

The following is a summary of the inputs used as of April 30, 2011, in valuing the Fund's assets:

---------------------------------------------------------------------------------------------------
                                          Level 1         Level 2           Level 3     Total
---------------------------------------------------------------------------------------------------
 Common Stocks                           $ 44,293,213     $       --          $ --      $44,293,213
 Corporate Bonds                                   --      6,903,509            --        6,903,509
 U.S. Government Agency Obligations                --     19,830,022            --       19,830,022
 Foreign Government Bonds                          --     16,757,993            --       16,757,993
 Municipal Bonds                                   --      3,077,241            --        3,077,241
 Senior Floating Rate Loan Interests               --      1,693,683            --        1,693,683
 Exchange Traded Funds                     59,357,557             --            --       59,357,557
 Temporary Cash Investments                        --      9,060,120            --        9,060,120
 Money Market Mutual Funds                    929,896             --            --          929,896
---------------------------------------------------------------------------------------------------
 Total                                   $104,580,666     $57,322,568         $ --      $161,903,234
---------------------------------------------------------------------------------------------------
 Other Financial Instruments*            $         --     $ (466,589)         $ --      $  (466,589)
---------------------------------------------------------------------------------------------------

* Other financial instruments include foreign exchange contracts.

The accompanying notes are an integral part of these financial statements.

        Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/11    27

Statement of Assets and Liabilities | 4/30/11 (Consolidated) (unaudited)

ASSETS:
  Investment in securities
   (including securities loaned of $9,704,829) (cost $149,776,817)        $161,903,234
  Cash                                                                       7,922,344
  Foreign currencies, at value (cost $208,045)                                 208,699
  Receivables --
   Investment securities sold                                                  460,007
   Fund shares sold                                                          4,214,277
   Dividends and interest                                                    1,104,058
   Due from Pioneer Investment Management, Inc.                                  6,966
  Other                                                                         46,453
--------------------------------------------------------------------------------------
     Total assets                                                         $175,866,038
--------------------------------------------------------------------------------------
LIABILITIES:
  Payables --
   Investment securities purchased                                        $  4,386,719
   Fund shares repurchased                                                     311,698
   Forward foreign currency portfolio hedge contracts, open-net                466,589
   Upon return of securities loaned                                          9,990,016
  Due to affiliates                                                             22,823
  Accrued expenses                                                              47,281
--------------------------------------------------------------------------------------
     Total liabilities                                                    $ 15,225,126
--------------------------------------------------------------------------------------
NET ASSETS:
  Paid-in capital                                                         $149,111,471
  Undistributed net investment income                                          612,405
  Accumulated net realized loss on investments and foreign currency
   transactions                                                               (761,293)
  Net unrealized gain on investments                                        12,126,417
  Net unrealized gain on forward foreign currency contracts and other
   assets and liabilities denominated in foreign currencies                   (448,088)
--------------------------------------------------------------------------------------
     Total net assets                                                     $160,640,912
======================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $75,218,329/6,641,813 shares)                         $      11.33
  Class C (based on $35,709,620/3,168,946 shares)                         $      11.27
  Class Y (based on $49,712,963/4,380,891 shares)                         $      11.35
MAXIMUM OFFERING PRICE:
  Class A ($11.33 [divided by] 95.5%)                                     $      11.86
======================================================================================

The accompanying notes are an integral part of these financial statements.

28    Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/11

Statement of Operations (Consolidated) (unaudited)

For the Six Months Ended 4/30/11

INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $14,269)          $  850,474
  Interest                                                       1,001,577
  Income from securities loaned, net                                11,945
-------------------------------------------------------------------------------------------
     Total investment income                                                     $1,863,996
-------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                               $  417,624
  Transfer agent fees and expenses
   Class A                                                          15,302
   Class C                                                           6,267
   Class Y                                                           1,297
  Distribution fees
   Class A                                                          72,874
   Class C                                                         140,359
  Shareholder communications expense                                10,548
  Administrative fees                                               18,236
  Custodian fees                                                    23,635
  Registration fees                                                 39,486
  Professional fees                                                 27,729
  Printing expense                                                   6,852
  Fees and expenses of nonaffiliated trustees                        3,432
  Miscellaneous                                                      7,868
-------------------------------------------------------------------------------------------
     Total expenses                                                              $  791,509
     Less management fees waived and expenses reimbursed by
       Pioneer Investment Management, Inc.                                          (15,303)
-------------------------------------------------------------------------------------------
     Net expenses                                                                $  776,206
-------------------------------------------------------------------------------------------
       Net investment income                                                     $1,087,790
-------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FUTURES CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) on:
   Investments                                                  $ (548,621)
   Futures contracts                                              (135,445)
   Forward foreign currency contracts and other assets and
     liabilities denominated in foreign currencies                 (12,999)      $ (697,065)
-------------------------------------------------------------------------------------------
  Change in net unrealized gain on:
   Investments                                                  $9,351,909
   Forward foreign currency contracts and other assets and
     liabilities denominated in foreign currencies                (451,510)      $8,900,399
-------------------------------------------------------------------------------------------
  Net gain on investments                                                        $8,203,334
-------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                           $9,291,124
===========================================================================================

The accompanying notes are an integral part of these financial statements.

        Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/11    29

Statements of Changes in Net Assets (Consolidated)

For the Six Months Ended 4/30/11 and the Year Ended 10/31/10, respectively

--------------------------------------------------------------------------------------------------
                                                                   Six Months
                                                                   Ended
                                                                   4/30/11            Year Ended
                                                                   (unaudited)        10/31/10
--------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                              $  1,087,790       $   283,967
Net realized loss on investments, futures contracts and foreign
  currency transactions                                                (697,065)          (59,822)
Change in net unrealized gain on investments and foreign
  currency transactions                                               8,900,399         2,777,930
--------------------------------------------------------------------------------------------------
   Net increase in net assets resulting from operations            $  9,291,124       $ 3,002,075
--------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
   Class A ($0.08 and $0.00 per share, respectively)               $   (413,621)      $        --
   Class C ($0.05 and $0.00 per share, respectively)                   (137,785)               --
   Class Y ($0.09 and $0.00 per share, respectively)                   (274,466)               --
--------------------------------------------------------------------------------------------------
     Total distributions to shareowners                            $   (825,872)      $        --
--------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                                   $113,848,808       $81,603,772
Reinvestment of distributions                                           554,085                --
Cost of shares repurchased                                          (44,628,348)       (2,204,732)
--------------------------------------------------------------------------------------------------
   Net increase in net assets resulting from Fund
     share transactions                                            $ 69,774,545       $79,399,040
--------------------------------------------------------------------------------------------------
   Net increase in net assets                                      $ 78,239,797       $82,401,115
NET ASSETS:
Beginning of period                                                $ 82,401,115       $        --
--------------------------------------------------------------------------------------------------
End of period                                                      $160,640,912       $82,401,115
--------------------------------------------------------------------------------------------------
Undistributed net investment income                                $    612,405       $   350,487
==================================================================================================

The accompanying notes are an integral part of these financial statements.

30    Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/11

--------------------------------------------------------------------------------------------------
                                     '11 Shares      '11 Amount         '10 Shares      '10 Amount
                                    (unaudited)     (unaudited)
--------------------------------------------------------------------------------------------------
Class A
Shares sold                           4,452,324     $47,871,898          4,108,781     $42,265,753
Reinvestment of distributions            30,280         320,977                 --              --
Less shares repurchased              (1,751,266)    (18,666,576)          (198,306)     (2,089,208)
--------------------------------------------------------------------------------------------------
   Net increase                       2,731,338     $29,526,299          3,910,475     $40,176,545
==================================================================================================
Class C
Shares sold                           2,360,349     $25,278,078          1,982,270     $20,193,017
Reinvestment of distributions             6,733          71,235                 --              --
Less shares repurchased              (1,175,568)    (12,465,826)            (4,838)        (49,193)
--------------------------------------------------------------------------------------------------
   Net increase                       1,191,514     $12,883,487          1,977,432     $20,143,824
==================================================================================================
Class Y
Shares sold                           3,765,597     $40,698,832          1,872,143     $19,145,002
Reinvestment of distributions            15,257         161,873                 --              --
Less shares repurchased              (1,265,731)    (13,495,946)            (6,375)         66,331
--------------------------------------------------------------------------------------------------
   Net increase                       2,515,123     $27,364,759          1,865,768     $19,211,333
==================================================================================================

The accompanying notes are an integral part of these financial statements.

        Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/11    31

Financial Highlights (Consolidated)

-------------------------------------------------------------------------------------------------------
                                                                      Six Months      5/3/10
                                                                      Ended           (Commencement
                                                                      4/30/11         of Operations) to
                                                                      (unaudited)     10/31/10 (a)
-------------------------------------------------------------------------------------------------------
 Class A
 Net asset value, beginning of period                                 $ 10.63          $ 10.00(b)
-------------------------------------------------------------------------------------------------------
 Increase from investment operations:
  Net investment income                                               $  0.08          $  0.03
  Net realized and unrealized gain on investments                        0.70             0.60
-------------------------------------------------------------------------------------------------------
    Net increase in net assets from investment operations             $  0.78          $  0.63
 Distributions to shareowners:
  Net investment income                                                 (0.08)              --
-------------------------------------------------------------------------------------------------------
 Net increase in net asset value                                      $  0.70          $  0.63
-------------------------------------------------------------------------------------------------------
 Net asset value, end of period                                       $ 11.33          $ 10.63
=======================================================================================================
 Total return*                                                          7.36%             6.30%***
 Ratio of net expenses to average net assets+#                           1.20%**          1.20%**
 Ratio of net investment income to average net assets+                   1.91%**          1.44%**
 Portfolio turnover rate                                                  101%**             8%***
 Net assets, end of period (in thousands)                             $75,218          $41,574
 Ratios with no waiver of fees and assumption of expenses by the
  Adviser and no reduction for fees paid indirectly:
  Net expenses#                                                          1.22%**          1.94%**
  Net investment income                                                  1.89%**          0.69%**
 Ratios with waiver of fees and assumption of expenses by the
  Adviser and reduction for fees paid indirectly:
  Net expenses#                                                          1.20%**          1.20%**
  Net investment income                                                  1.91%**          1.44%**
=======================================================================================================

(a) Class A shares were first publicly offered on May 3, 2010.
(b) Class A shares beginning capital was recorded on inception date at $10.00 per share.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
**  Annualized.
*** Not annualized.
+   Ratios with no reduction for fees paid indirectly.
# In addition to the expenses which the Fund bears directly, the Fund indirectly bears pro rata shares of the expenses of the funds in which the Fund invests.


The accompanying notes are an integral part of these financial statements.

32    Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/11

-------------------------------------------------------------------------------------------------------
                                                                     Six Months       5/3/10
                                                                     Ended            (Commencement
                                                                     4/30/11          of Operations) to
                                                                     (unaudited)      10/31/10 (a)
-------------------------------------------------------------------------------------------------------
 Class C
 Net asset value, beginning of period                                 $ 10.60           $ 10.00(b)
-------------------------------------------------------------------------------------------------------
 Increase from investment operations:
  Net investment income                                               $  0.04           $  0.02
  Net realized and unrealized gain on investments                        0.68              0.58
-------------------------------------------------------------------------------------------------------
    Net increase in net assets from investment operations             $  0.72           $  0.60
 Distributions to shareowners:
  Net investment income                                                 (0.05)               --
-------------------------------------------------------------------------------------------------------
 Net increase in net asset value                                      $  0.67           $  0.60
-------------------------------------------------------------------------------------------------------
 Net asset value, end of period                                       $ 11.27           $ 10.60
=======================================================================================================
 Total return*                                                           6.82%             6.00%***
 Ratio of net expenses to average net assets+#                           1.97%**           2.00%**
 Ratio of net investment income to average net assets+                   1.13%**           0.67%**
 Portfolio turnover rate                                                  101%**              8%***
 Net assets, end of period (in thousands)                             $35,710           $20,953
 Ratios with no waiver of fees and assumption of expenses by the
  Adviser and no reduction for fees paid indirectly:
  Net expenses#                                                          1.98%**           2.50%**
  Net investment income                                                  1.12%**           0.17%**
 Ratios with waiver of fees and assumption of expenses by the
  Adviser and reduction for fees paid indirectly:
  Net expenses#                                                          1.97%**           2.00%**
  Net investment income                                                  1.13%**           0.67%**
=======================================================================================================

(a) Class C shares were first publicly offered on May 3, 2010.
(b) Class C shares beginning capital was recorded on inception date at $10.00 per share.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
**  Annualized.
*** Not annualized.
+   Ratios with no reduction for fees paid indirectly.
# In addition to the expenses which the Fund bears directly, the Fund indirectly bears pro rata shares of the expenses of the funds in which the Fund invests.


The accompanying notes are an integral part of these financial statements.

        Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/11    33

-------------------------------------------------------------------------------------------------------
                                                                     Six Months       5/3/10
                                                                     Ended            (Commencement
                                                                     4/30/11          of Operations) to
                                                                     (unaudited)      10/31/10 (a)
-------------------------------------------------------------------------------------------------------
 Class Y
 Net asset value, beginning of period                                 $ 10.65          $ 10.00(b)
-------------------------------------------------------------------------------------------------------
 Increase from investment operations:
  Net investment income                                               $  0.08          $  0.05
  Net realized and unrealized gain (loss) on investments                 0.71             0.60
-------------------------------------------------------------------------------------------------------
    Net increase in net assets from investment operations             $  0.79          $  0.65
 Distributions to shareowners:
  Net investment income                                                 (0.09)              --
-------------------------------------------------------------------------------------------------------
 Net increase in net asset value                                      $  0.70          $  0.65
-------------------------------------------------------------------------------------------------------
 Net asset value, end of period                                       $ 11.35          $ 10.65
=======================================================================================================
 Total return*                                                           7.45%            6.50%***
 Ratio of net expenses to average net assets+#                           0.90%**          0.90%**
 Ratio of net investment income to average net assets+                   2.26%**          1.78%**
 Portfolio turnover rate                                                  101%**             8%***
 Net assets, end of period (in thousands)                             $49,713          $19,875
 Ratios with no waiver of fees and assumption of expenses by the
  Adviser and no reduction for fees paid indirectly:
  Net expenses#                                                          0.96%**          1.41%**
  Net investment income                                                  2.20%**          1.26%**
 Ratios with waiver of fees and assumption of expenses by the
  Adviser and reduction for fees paid indirectly:
  Net expenses#                                                          0.90%**          0.90%**
  Net investment income                                                  2.26%**          1.78%**
=======================================================================================================

(a) Class Y shares were first publicly offered on May 3, 2010.
(b) Class Y shares beginning capital was recorded on inception date at $10.00 per share.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
**  Annualized.
*** Not annualized.
+   Ratios with no reduction for fees paid indirectly.
# In addition to the expenses which the Fund bears directly, the Fund indirectly bears pro rata shares of the expenses of the funds in which the Fund invests.


The accompanying notes are an integral part of these financial statements.

34    Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/11

Notes to Financial Statements | 4/30/11 (Consolidated) (unaudited)


1. Organization and Significant Accounting Policies

Pioneer Multi-Asset Real Return Fund (the Fund) is one of two portfolios comprising Pioneer Series Trust VI, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund's investment objective is to seek total return.

The Fund offers three classes of shares designated as Class A, Class C and Class Y shares. Class A, Class C and Class Y shares were first publicly offered on May 3, 2010. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates and economic and political conditions. At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

The Fund may gain exposure to commodities (such as oil and precious metals) through investment in commodity-related investments, including commodity-linked derivatives, ETFs and leveraged or unleveraged commodity-linked notes (derivative debt instruments with principal and/or coupon payments linked to the performance of commodity indices). The Fund also may invest in equity securities of issuers in commodity-related industries. The Fund's investments


        Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/11    35
in commodity-related investments may subject the Fund to greater market price volatility than investments in traditional securities. The value of commodity-related investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting particular industries or commodities, such as weather, disease, embargoes, acts of war or terrorism, or political and regulatory developments. Commodity-related investments may be more volatile than the underlying commodities. In addition, commodity-linked investments are subject to counterparty risk due to there being a relatively small number of issuers. The Fund intends to gain exposure to commodity-related investments by investing in the Pioneer Cayman Commodity Fund, Ltd. (the Subsidiary), a foreign entity that will be treated as a controlled foreign corporation for U.S. federal income tax purposes. The Fund may invest up to 25% of its total assets in the Subsidiary. The Fund's ability to invest in commodity-related investments, and the means through which any such investments may be made, will be limited by tax considerations.

The Fund may invest in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain and losses on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:


A. Security Valuation

   Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
   (NYSE) is open, as of the close of regular trading on the NYSE. Senior floating rate loan interests (senior loans) are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation. Senior loans for which no reliable price quotes are available will be valued by Loan Pricing Corporation through the use of pricing matrices to determine valuations. Fixed income securities with remaining maturity of more than sixty days are valued at prices supplied by independent pricing services, which consider such factors as market


36    Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/11
   prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Equity securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices. Securities or loans for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued using fair value methods pursuant to procedures adopted by the Board of Trustees.

   Trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times.

   The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Thus, the valuation of the Fund's securities may differ from exchange prices.

   At April 30, 2011, no securities were valued using fair value methods (other than securities valued using prices supplied by independent pricing services). Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Money market mutual funds are valued at net asset value.

   Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.

   Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income is recorded on the accrual basis. All discounts/premiums on debt securities are accreted/ amortized into interest income for financial reporting purposes.

   Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.


        Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/11    37

B. Foreign Currency Translation

   The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

   Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.


C. Futures Contracts

   The Fund may enter into futures transactions to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Fund are traded on a futures exchange. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract as well as any fluctuation in foreign currency exchange rates where applicable. Futures contracts are subject to market risk, interest rate risk and currency exchange rate risk. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. These risks may decrease the effectiveness of the Fund's hedging strategies and potentially result in a loss. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange's clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. At April 30, 2011, there were no open futures contracts.


D. Forward Foreign Currency Contracts

   The Fund may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished


38    Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/11
   by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 6).


E. Federal Income Taxes

   It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

   The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of the Fund's distributions may be shown in the accompanying financial statements as from or in excess of net investment income or as from net realized gain on investment transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.

   The tax character of current year distributions payable will be determined at the end of the Fund's taxable year. There were no distributions paid during the year ended October 31, 2010.

   The following shows the components of distributable earnings on a federal income tax basis at October 31, 2010:

--------------------------------------------------------------------------------
                                                                           2010
--------------------------------------------------------------------------------
   Distributable earnings:
   Undistributed ordinary income                                     $  375,009
   Capital loss carryforward                                            (53,013)
   Unrealized appreciation                                            2,742,193
--------------------------------------------------------------------------------
      Total                                                          $3,064,189
================================================================================

   The difference between book-basis and tax-basis unrealized appreciation is attributable to the tax deferral of losses on wash-sales, interest accruals on preferred stocks, the tax basis adjustments on partnerships and the tax treatment of premium and amortization.


F. Fund Shares

   The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned $37,713 in underwriting commissions on the sale of Class A shares during the six months ended April 30, 2011.


        Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/11    39

G. Class Allocations

   Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

   Distribution fees are calculated based on the average daily net asset value attributable to Class A and Class C shares of the Fund, respectively (see
   Note 4). Class Y shares do not pay distribution fees. All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

   Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C and Class Y shares can reflect different transfer agent and distribution expense rates.


H. Repurchase Agreements

   With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a subcustodian of the Fund. The Fund's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.


I. Securities Lending

   The Fund lends securities in its portfolio to certain broker-dealers or other institutional investors. When entering into a securities loan transaction, the Fund typically receives cash collateral from the borrower equal to at least the value of the securities loaned, which is invested in temporary investments. Credit Suisse AG, New York Branch, as the Fund's securities lending agent, manages the Fund's securities lending collateral. The income earned on the investment of collateral is shared with the borrower and the lending agent in payment of any rebate due to the borrower with respect to the securities loan, and in compensation for the lending agent's services to the Fund. The Fund also continues to receive payments in lieu of dividends or interest on the securities loaned. Gain or loss on the value of the loaned securities that may occur during the term of the loan will be for the account of the Fund. The amount of the collateral is required to be adjusted daily to reflect any price fluctuation in the value of the loaned securities. If the required market


40    Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/11
   value of the collateral is less than the value of the loaned securities, the borrower is required to deliver additional collateral for the account of the Fund prior to the close of business on that day. The Fund has the right, under the lending agreement, to terminate the loan and recover the securities from the borrower with prior notice. The Fund is required to return the cash collateral to the borrower and could suffer a loss if the value of the collateral, as invested, has declined.


2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at an annual rate of 0.70% of the average daily net assets of the Fund, excluding assets invested in the Subsidiary and on which the Subsidiary pays a management fee.

The Subsidiary has entered into a separate management contract with PIM, pursuant to which PIM manages the assets of the Subsidiary. As compensation for its management services to the Subsidiary and expenses incurred with respect to the Subsidiary, the Subsidiary pays PIM a fee at the annual rate of 0.70% of the Subsidiary's average daily net assets.

PIM has contractually agreed to limit ordinary operating expenses to the extent required to reduce Fund expenses to 1.20%, 2.10% and 0.90% of the average daily net assets attributable to Class A, Class C and Class Y shares, respectively. These expense limitations are in effect through March 1, 2012. Fees and expenses of other investment companies in which the Fund may invest are not included in the expense limitations noted above. There can be no assurance that PIM will extend the expense limitation agreement for a class of shares beyond the date referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $6,754 in management fees, administrative costs and certain other reimbursements payable to PIM at April 30, 2011.


3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

In addition, the Fund reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts. For the six months ended April 30, 2011, such out-of-pocket expenses by class of shares were as follows:


        Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/11    41

--------------------------------------------------------------------------------
 Shareholder Communications:
--------------------------------------------------------------------------------
 Class A                                                                $   229
 Class C                                                                  3,069
 Class Y                                                                  7,250
--------------------------------------------------------------------------------
    Total:                                                              $10,548
================================================================================

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $13,105 in transfer agent fees and out-of-pocket reimbursements payable to PIMSS at April 30, 2011.


4. Distribution Plan

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A and Class C shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $2,964 in distribution fees payable to PFD at April 30, 2011.

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y shares. Proceeds from the CDSCs are paid to PFD. For the six months ended April 30, 2011, CDSCs in the amount of $15,959 were paid to PFD.


5. Basis for Consolidation for the Pioneer Multi-Asset Real Return Fund

The consolidated financial statements of the Fund include the accounts of the Subsidiary. All intercompany accounts and transactions have been eliminated. The Subsidiary, a Cayman Islands exempted company, was incorporated on February 10, 2010 and is wholly-owned and controlled by the Fund. The Fund is the sole shareholder of the Subsidiary. It is intended that the Fund will remain the sole shareholder and will continue to control the Subsidiary. The Fund and the Subsidiary are both managed by PIM. The Subsidiary acts as an investment vehicle for the Fund in order to effect certain investments on behalf


42    Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/11
of the Fund. As of April 30, 2011, the Subsidiary represented approximately $27,576,238 or approximately 17.2% of the net assets of the Fund.


6. Forward Foreign Currency Contracts

At April 30, 2011, the Fund had entered into various forward foreign currency contracts that obligate the Fund to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency contract, the Fund may close out such contract by entering into an offsetting contract. The average value of contracts open during the six months ended April 30, 2011 was $4,800,000. Open portfolio hedges at April 30, 2011 were as follows:



----------------------------------------------------------------------------------------------------------------
                           Net                                                                     Net
                           Contracts to     In Exchange         Settlement                         Unrealized
 Currency                  deliver          For USD             Date            Value              Gain (Loss)
----------------------------------------------------------------------------------------------------------------
 EUR (European Dollar)      4,800,000         $6,680,136        3/31/11           $7,116,883        $436,747
 EUR (European Dollar)     (9,600,000)      $(13,331,842)       1/31/11         $(14,235,178)      $(903,336)
----------------------------------------------------------------------------------------------------------------
    Total                                                                                          $(466,589)
================================================================================================================

At April 30, 2011, the Fund had no outstanding settlement hedges.


7. Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS which may result in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the six months ended April 30, 2011, the Fund's expenses were not reduced under such arrangements.


8. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), participates in a $165 million committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. Interest on borrowings is payable at the higher of the London Interbank Offered Rate (LIBOR) on the borrowing date plus 1.25% on an annualized basis or the Federal Funds Rate on the borrowing date plus 1.25% on an annualized basis. The Funds pay an annual commitment fee for this facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. At April 30, 2011, the Fund had no borrowings under this agreement.


        Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/11    43

9. Additional Disclosures about Derivative Instruments and Hedging Activities:

Values of derivative instruments as of April 30, 2011 were as follows:

----------------------------------------------------------------------------------------------
Derivatives Not
Accounted for as
Hedging Instruments
Under Accounting                Asset Derivatives 2011          Liabilities Derivatives 2011
Standards Codification          -----------------------------   ------------------------------
(ASC) 815 (formerly FASB        Balance Sheet                   Balance Sheet
Statement 133)                  Location              Value     Location           Value
----------------------------------------------------------------------------------------------
 Foreign Exchange Contracts     Receivables           $ --      Payables*          $466,589
----------------------------------------------------------------------------------------------
    Total                                             $ --                         $466,589
==============================================================================================

* Foreign exchange contracts are shown as a net payable on the Statement of Assets and Liabilities.


The effect of derivative instruments on the Statement of Operations for the six months ended April 30, 2011 was as follows:

--------------------------------------------------------------------------------------------------------
Derivatives Not
Accounted for as                                                                           Change in
Hedging Instruments                                                          Realized      Unrealized
Under Accounting                                                             Loss on       Gain or (Loss)
Standards Codification        Location of Gain or (Loss)                     Derivatives   on Derivatives
(ASC) 815 (formerly FASB      on Derivatives Recognized                      Recognized    Recognized
Statement 133)                in Income                                      in Income     in Income
--------------------------------------------------------------------------------------------------------
 Index Futures                Net realized loss on futures contracts         $(135,445)

 Foreign Exchange Contracts   Net realized gain (loss) on forward foreign    $      --
                              currency contracts and other assets and
                              liabilities denominated in foreign currencies
 Foreign Exchange Contracts   Change in unrealized gain (loss) on                          $(466,589)
                              forward foreign currency contracts and
                              other assets and liabilities denominated
                              in foreign currencies

10. Subsequent Events

In preparing these financial statements, PIM has evaluated the impact of all events and transactions for potential recognition or disclosure and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.


44    Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/11

Trustees, Officers and Service Providers

Trustees
John F. Cogan, Jr., Chairman
David R. Bock
Mary K. Bush
Benjamin M. Friedman
Margaret B.W. Graham
Daniel K. Kingsbury
Thomas J. Perna
Marguerite A. Piret
Stephen K. West

Officers
John F. Cogan, Jr., President
Daniel K. Kingsbury, Executive  Vice President
Mark E. Bradley, Treasurer
Christopher J. Kelley, Secretary

Investment Adviser and Administrator
Pioneer Investment Management, Inc.


Custodian
Brown Brothers Harriman & Co.


Principal Underwriter
Pioneer Funds Distributor, Inc.


Legal Counsel
Bingham McCutchen LLP


Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.


Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.


        Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/11    45

                           This page for your notes.

46    Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/11

                           This page for your notes.

        Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/11    47

                           This page for your notes.

48    Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/11

                           This page for your notes.

        Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/11    49

                           This page for your notes.

50    Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/11

                           This page for your notes.

        Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/11    51

                           This page for your notes.

52    Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/11

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.


Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                               1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                            1-800-225-4321

Retirement plans information                                    1-800-622-0176


Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014


Our toll-free fax                                               1-800-225-4240


Our internet e-mail address                 ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)


Visit our web site: pioneerinvestments.com



This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


                  Pioneer Floating
                  Rate Fund
--------------------------------------------------------------------------------
                  Semiannual Report | April 30, 2011
--------------------------------------------------------------------------------

                  Ticker Symbols:
                  Class A FLARX
                  Class C FLCRX
                  Class Y FLYRX




                  [LOGO] PIONEER
                         Investments(R)
                        visit us: pioneerinvestments.com

Table of Contents

Letter to Shareowners                                                      2

Portfolio Management Discussion                                            4

Portfolio Summary                                                          7

Prices and Distributions                                                   8

Performance Update                                                         9

Comparing Ongoing Fund Expenses                                           12

Schedule of Investments                                                   14

Financial Statements                                                      40

Notes to Financial Statements                                             47

Approval of Investment Advisory Agreement                                 56

Trustees, Officers and Service Providers                                  60

                   Pioneer Floating Rate Fund | Semiannual Report | 4/30/11    1

President's Letter

Dear Shareowner,

The U.S. economy is moving forward on a slow path to recovery. We believe the theme for the economy in 2011 may be modest but positive growth. The private sector is showing signs of slow but steady improvement, led by higher capital investment, solid exports, improved consumption, and gradually rising demand for consumer auto loans and commercial loans. At the same time, the risks to a steady recovery remain substantial, including the continued delays in the housing sector's recovery, rising oil prices, and the fiscal drag of U.S. federal and state budget cuts. We are concerned about the long-term risk of inflation in an environment of accommodative Fed policy, continued low nominal and "real" interest rates and rising commodity prices.

The recovery process may occur more slowly than many would like, and will almost certainly be accompanied by short-term market swings. But our investment professionals are finding good opportunities to invest. Through the first quarter of 2011, although bonds remained popular with investors, we believed there was value in the equity market. In both equity and bond markets, we are finding good opportunities to invest using the same disciplined approach we have used at Pioneer since 1928, which is to focus on identifying undervalued individual securities with the greatest potential for success, carefully weighing risk against reward. Our teams of investment professionals continually monitor and analyze the relative valuations of different sectors and securities globally to help build portfolios that we believe can help you achieve your investment goals.

At Pioneer, we have long advocated the benefits of staying diversified and investing for the long term. The strategy has generally performed well for many investors. For instance, bond markets certainly rewarded investors for most of 2010, even though equity valuations seemed quite reasonable and were inexpensive relative to bonds and compared with historic levels -- conditions which represented potentially good value for long-term investors.

Our advice, as always, is to work closely with a trusted financial advisor to discuss your goals and work together to develop an investment strategy that meets your individual needs. There is no single best strategy that works for every investor.

2    Pioneer Floating Rate Fund | Semiannual Report | 4/30/11

We invite you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at www.pioneerinvestments.com. We greatly appreciate your trust in us and we thank you for investing with Pioneer.

Sincerely,

/s/ Daniel K. Kingsbury

Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA, Inc.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

                   Pioneer Floating Rate Fund | Semiannual Report | 4/30/11    3

Portfolio Management Discussion | 4/30/11

Floating-rate bank loans delivered healthy returns during the six months ended April 30, 2011, as yield-conscious investors poured record amounts of new money into the market amid growing confidence in the strength of the economic recovery. In the following interview, Jonathan Sharkey, vice president and portfolio manager at Pioneer, discusses the factors that affected the performance of Pioneer Floating Rate Fund during the six-month period. Mr. Sharkey, a member of Pioneer's Fixed Income Department, is responsible for the daily management of the Fund.

Q  How did the Fund perform during the six months ended April 30, 2011?

A Pioneer Floating Rate Fund Class A shares returned 3.42% at net asset value over the six months ended April 30, 2011, while the Fund's benchmark, the Barclays Capital High Yield Loans Performing Index (the Barclays Index), returned 4.70%. Over the same period, the average return of the 111 mutual funds in Lipper's Loan Participation Funds category was 4.23%. On April 30, 2011, the 30-day SEC yield of the Fund's Class A shares was 3.90%.

Q What were the principal factors that affected the Fund's performance during the six months ended April 30, 2011?

A Supported both by an accommodative monetary policy from the U.S. Federal Reserve Board (the Fed) and reports of a strengthening economy, investors gained confidence in credit risk in the pursuit of higher yields. As the six-month period progressed, an increasing amount of evidence pointed in the direction of a strengthening economy. Corporate profits steadily rose, consumers grew more confident and the employment market finally began to show improvement, albeit at a moderate pace. At the same time, the effects of a second round of quantitative easing, in which the Fed injected additional liquidity into the financial system through Treasury purchases on the open market, began to take hold. In December 2010, a record for money inflows into the bank-loan market was set, as investors put nearly $3 billion worth of new funds into bank-loan investments. The record did not stand for very long, however, as about $6 billion in new money came into the market in January 2011, and another $8 billion poured in during the following month. All the new money fueled demand for bank loans at the same time that the supply of loans remained relatively stable. In such an enthusiastic market, lower-quality loans clearly outperformed higher-quality loans. Eventually, companies that had obtained bank loans to finance their businesses began to refinance their debt to take advantage of the frothy market, and to obtain new loans at lower interest rates and more favorable terms. As that occurred, yields in the market inevitably began to fall over the final weeks of the six-month period ended April 30, 2011.

4    Pioneer Floating Rate Fund | Semiannual Report | 4/30/11

   Pioneer Floating Rate Fund benefited from the favorable environment during the period; however, the Fund's consistent emphasis on higher-quality, floating-rate bank loans was a major contributor to its underperformance relative to the benchmark Barclays Index. Despite the Fund's quality emphasis and the trend for loans to pay lower interest rates as the period progressed, the Fund was able to maintain its dividend level.

Q Could you discuss some of the investment decisions that had the most impact on the Fund's performance over the six months ended April 30, 2011?

A The Fund held a number of floating-rate holdings that made notably positive contributions to performance over the six-month period. The top-performers during the period included loans to Freescale, a semiconductor company; Univision, the Spanish-language broadcasting firm; Swift Transportation, a trucking corporation; Standard Aero/DAE, a company specializing in providing maintenance services to the aerospace industry; Cengage, an educational book publishing firm; and Infor Global Solutions, a software company.

   The Fund's overall tilt in favor of quality was the primary factor in its lagging performance relative to the Barclays Index benchmark. No individual investments held in the Fund were noteworthy detractors from performance results, although there were investments in five loans that had been trading above par (face value) that were called back by their issuing companies at par. No loans held in the Fund's portfolio defaulted during the six months ended April 30, 2011.

Q  What is your investment outlook?

A We believe the U.S. economy will continue to expand, which should have a positive influence on floating-rate loans. Default rates remain low by historical standards. Several factors could, however, affect the market. The Fed's quantitative easing monetary policy is likely to come to an end, and its general monetary policy is likely to become more restrictive, leading to higher short-term interest rates. In such an environment, the potential for rising interest rates, which would lift the yields offered by floating-rate loans, should increase. While that could be a positive event, we also are aware that more "covenant-light" loans are being issued, as those issuers gained positioning in the market earlier this year. We historically and currently maintain a significantly lower percentage of covenant-light loans compared with the Barclays Index. We plan to maintain our current emphasis on higher-quality loans.

Please refer to the Schedule of Investments on pages 14-39 for a full listing of Fund securities.

                   Pioneer Floating Rate Fund | Semiannual Report | 4/30/11    5

Investments in high yield or lower-rated securities are subject to greater-than-average risk. The Fund may invest in securities of issuers that are in default or that are in bankruptcy. When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise. The floating rate feature of the Fund's Senior Floating Rate Loans means that these investments will not experience capital appreciation in a declining interest rate environment. Investments in the Fund are subject to possible loss due to the financial failure of issuers of underlying securities and their inability to meet their debt obligations. Prepayment risk is the chance that mortgage-backed fixed-income securities will be paid off early if falling interest rates prompt homeowners to refinance their mortgages. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation associated with falling interest rates. The value of collateral, if any, securing a floating rate loan can decline, and may be insufficient to meet the issuer's obligations or may be difficult to liquidate. In addition, the Fund's access to collateral may be limited by bankruptcy or other insolvency laws. Although Pioneer normally will seek to avoid receiving non-publicly available information about the issuer of a loan, this decision not to receive the information may place it at a disadvantage, relative to other loan investors, in assessing the loan. The Fund is not diversified, which means that it can invest a higher percentage of its assets in the securities of any one issuer than a diversified fund. Being non-diversified may magnify the Fund's losses from adverse events affecting a particular issuer. Some of the floating rate loans and other investments in which the Fund may invest will be considered to be illiquid. Illiquid securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so, and their market price is generally more volatile than that of more liquid securities. Illiquid securities are also more difficult to value, and investment of the Fund's assets in illiquid securities may restrict the Fund's ability to take advantage of market opportunities. Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic and political conditions. At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political or regulatory developments or other risks affecting those industries or sectors.

These risks may increase share price volatility.

Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes.

6    Pioneer Floating Rate Fund | Semiannual Report | 4/30/11

Portfolio Summary | 4/30/11

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Senior Secured Loans                                   77.2%
Temporary Cash Investments                             12.7%
U.S. Corporate Bonds                                    6.6%
Asset Backed Securities                                 1.3%
Municipal Bonds                                         1.2%
Convertible Corporate Bonds                             0.5%
Collateralized Mortgage Obligations                     0.4%
U.S. Common Stocks                                      0.1%


Portfolio Quality
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio; based on Standard & Poor's ratings)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Commercial Paper                                        2.7%
A & Higher                                              1.3%
BBB                                                     3.3%
BB                                                     50.9%
B                                                      38.1%
CCC & Lower                                             0.4%
Not Rated                                               3.3%

Bond ratings are ordered highest to lowest in portfolio. Based on Standard & Poor's measures, AAA (highest possible rating) through BBB are considered investment grade; BB or lower ratings are considered non-investment grade. Cash equivalents and some bonds may not be rated.

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of long-term holdings)*

 1.  CPG International I, Inc., Term Loan, 1/26/17                              0.78%
-------------------------------------------------------------------------------------
 2.  Affinion Group, Inc., Tranche B Term Loan, 10/9/16                         0.78
-------------------------------------------------------------------------------------
 3.  Protection One, Inc., Term Loan, 6/4/16                                    0.76
-------------------------------------------------------------------------------------
 4.  Telcordia Technologies, Term Loan, 4/9/16                                  0.76
-------------------------------------------------------------------------------------
 5.  Swift Transportation Co. LLC, Term Loan, 11/22/16                          0.75
-------------------------------------------------------------------------------------
 6.  Freescale Semiconductor, Inc., Extended Maturity Term Loan, 12/1/16        0.74
-------------------------------------------------------------------------------------
 7.  Interactive Data Corp., Term B Loan, 1/31/18                               0.74
-------------------------------------------------------------------------------------
 8.  Universal Health Services, Inc., Tranche B Term Loan, 11/30/16             0.72
-------------------------------------------------------------------------------------
 9.  Grifols, Inc., U.S. Tranche B Term Loan, 6/4/16                            0.72
-------------------------------------------------------------------------------------
10.  Univision Communications, Inc., Extended First-Lien Term Loan, 3/29/17     0.68
-------------------------------------------------------------------------------------

* This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

                   Pioneer Floating Rate Fund | Semiannual Report | 4/30/11    7

Prices and Distributions | 4/30/11

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
     Class                       4/30/11                   10/31/10
--------------------------------------------------------------------------------
       A                          $6.95                      $6.87
--------------------------------------------------------------------------------
       C                          $6.96                      $6.87
--------------------------------------------------------------------------------
       Y                          $6.97                      $6.89
--------------------------------------------------------------------------------

Distributions per Share: 11/1/10-4/30/11
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      Net Investment        Short-Term           Long-Term
     Class                Income          Capital Gains        Capital Gains
--------------------------------------------------------------------------------
       A                 $0.1530               $ --                  $ --
--------------------------------------------------------------------------------
       C                 $0.1254               $ --                  $ --
--------------------------------------------------------------------------------
       Y                 $0.1627               $ --                  $ --
--------------------------------------------------------------------------------

The Barclays Capital High Yield Loans Performing Index provides broad and comprehensive total return metrics of the universe of syndicated term loans. To be included in the index, a bank loan must be dollar denominated, have at least $150 million in funded loans, a minimum term of one year, and a minimum initial spread of LIBOR+125. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 9-11.

8    Pioneer Floating Rate Fund | Semiannual Report | 4/30/11

Performance Update | 4/30/11                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Floating Rate Fund at public offering price, compared to that of the Barclays Capital High Yield Loans Performing Index.

Cumulative Total Returns
(As of April 30, 2011)
--------------------------------------------------------------------------------
                                          Net Asset      Public Offering
Period                                    Value          Price (POP)
--------------------------------------------------------------------------------
Life-of-Class
(2/14/07)                                 3.72%          2.60%
1 Year                                    6.35           1.59
--------------------------------------------------------------------------------


Expense Ratio
(Per prospectus dated March 1, 2011)
--------------------------------------------------------------------------------
                                          Gross          Net
--------------------------------------------------------------------------------
                                          1.29%          1.10%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                          Pioneer Floating         Barclays Capital High Yield
                          Rate Fund                Loans Performing Index
2/07                       $9,550                  $10,000
4/07                       $9,664                  $10,181
4/08                       $9,422                   $9,955
4/09                       $8,466                   $8,704
4/10                      $10,477                  $11,492
4/11                      $11,142                  $12,279

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

POP returns reflect deduction of maximum 4.50% sales charge. NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through 3/1/12 for Class A shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                   Pioneer Floating Rate Fund | Semiannual Report | 4/30/11    9

Performance Update | 4/30/11                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Floating Rate Fund, compared to that of the Barclays Capital High Yield Loans Performing Index.

Cumulative Total Returns
(As of April 30, 2011)
--------------------------------------------------------------------------------
                                           If           If
Period                                     Held         Redeemed
--------------------------------------------------------------------------------
Life-of-Class
(2/14/07)                                  2.87%        2.87%
1 Year                                     5.45         5.45
--------------------------------------------------------------------------------


Expense Ratio
(Per prospectus dated March 1, 2011)
--------------------------------------------------------------------------------
                                           Gross        Net
--------------------------------------------------------------------------------
                                           2.04%        2.00%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                          Pioneer Floating         Barclays Capital High Yield
                          Rate Fund                Loans Performing Index
2/07                      $10,000                  $10,000
4/07                      $10,095                  $10,181
4/08                       $9,753                   $9,955
4/09                       $8,696                   $8,704
4/10                      $10,683                  $11,492
4/11                      $11,266                  $12,279

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through 3/1/12 for Class C shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

10    Pioneer Floating Rate Fund | Semiannual Report | 4/30/11

Performance Update | 4/30/11                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 Million investment made in Pioneer Floating Rate Fund, compared to that of the Barclays Capital High Yield Loans Performing Index.

Cumulative Total Returns
(As of April 30, 2011)
--------------------------------------------------------------------------------
                                           If           If
Period                                     Held         Redeemed
--------------------------------------------------------------------------------
Life-of-Class
(2/14/07)                                  3.87%        3.87%
1 Year                                     6.57         6.57
--------------------------------------------------------------------------------


Expense Ratio
(Per prospectus dated March 1, 2011)
--------------------------------------------------------------------------------
                                           Gross        Net
--------------------------------------------------------------------------------
                                           0.95%        0.95%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                          Pioneer Floating         Barclays Capital High Yield
                          Rate Fund                Loans Performing Index
2/07                      $5,000,000               $5,000,000
4/07                      $5,057,400               $5,090,732
4/08                      $4,933,654               $4,977,316
4/09                      $4,433,295               $4,351,911
4/10                      $5,504,693               $5,746,192
4/11                      $5,866,555               $6,139,730

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                  Pioneer Floating Rate Fund | Semiannual Report | 4/30/11    11

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.   Divide your account value by $1,000
     Example: an $8,600 account value [divided by] $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Floating Rate Fund

Based on actual returns from November 1, 2010, through April 30, 2011.

--------------------------------------------------------------------------------
 Share Class                     A              C               Y
--------------------------------------------------------------------------------
 Beginning Account          $1,000.00       $1,000.00       $1,000.00
 Value on 11/1/10
--------------------------------------------------------------------------------
 Ending Account Value       $1,034.20       $1,031.50       $1,035.50
 (after expenses)
 on 4/30/11
--------------------------------------------------------------------------------
 Expenses Paid              $    5.50       $    9.37       $    4.24
 During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.09%, 1.86%, and 0.84% for Class A, Class C and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

12    Pioneer Floating Rate Fund | Semiannual Report | 4/30/11

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Floating Rate Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from November 1, 2010, through April 30, 2011.

--------------------------------------------------------------------------------
 Share Class                    A               C               Y
--------------------------------------------------------------------------------
 Beginning Account          $1,000.00       $1,000.00       $1,000.00
 Value on 11/1/10
--------------------------------------------------------------------------------
 Ending Account Value       $1,019.39       $1,015.57       $1,020.63
 (after expenses)
 on 4/30/11
--------------------------------------------------------------------------------
 Expenses Paid              $    5.46       $    9.30       $    4.21
 During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.09%, 1.86%, and 0.84% for Class A, Class C and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

                  Pioneer Floating Rate Fund | Semiannual Report | 4/30/11    13

Schedule of Investments | 4/30/11 (unaudited)

---------------------------------------------------------------------------------------------------------
Principal      Floating   S&P/Moody's
Amount ($)     Rate (b)   Ratings                                                            Value
---------------------------------------------------------------------------------------------------------
                                           CONVERTIBLE CORPORATE BONDS -- 0.5%
                                           PHARMACEUTICALS & BIOTECHNOLOGY -- 0.2%
                                           Biotechnology -- 0.2%
    500,000                        NR/NR   Cubist Pharmaceuticals, Inc., 2.5%, 11/1/17       $    667,500
                                                                                             ------------
                                           Total Pharmaceuticals & Biotechnology             $    667,500
---------------------------------------------------------------------------------------------------------
                                           DIVERSIFIED FINANCIALS -- 0.3%
                                           Asset Management & Custody Banks -- 0.3%
1,000,000                         BBB/NR   Apollo Investment Corp., 5.75%, 1/15/16           $  1,017,500
                                                                                             ------------
                                           Total Diversified Financials                      $  1,017,500
---------------------------------------------------------------------------------------------------------
                                           TOTAL CONVERTIBLE CORPORATE BONDS
                                           (Cost $1,489,531)                                 $  1,685,000
---------------------------------------------------------------------------------------------------------
 Shares
---------------------------------------------------------------------------------------------------------
                                           PREFERRED STOCK -- 0.0%
                                           CAPITAL GOODS -- 0.0%
                                           Industrial Machinery -- 0.0%
    1,000                                  Stanley Black & Decker, Inc., 4.75%, 11/17/15     $    117,950
                                                                                             ------------
                                           Total Capital Goods                               $    117,950
---------------------------------------------------------------------------------------------------------
                                           TOTAL PREFERRED STOCKS
                                           (Cost $100,000)                                   $    117,950
---------------------------------------------------------------------------------------------------------
                                           COMMON STOCKS -- 0.1%
                                           MATERIALS -- 0.0%
                                           Steel -- 0.0%
    5,699                                  KNIA Holdings, Inc.*                              $     39,836
                                                                                             ------------
                                           Total Materials                                   $     39,836
---------------------------------------------------------------------------------------------------------
                                           REAL ESTATE -- 0.1%
                                           Real Estate Development -- 0.1%
  106,253                                  Newhall Land Development LLC*                     $    164,692
                                                                                             ------------
                                           Total Real Estate                                 $    164,692
---------------------------------------------------------------------------------------------------------
                                           TOTAL COMMON STOCKS
                                           (Cost $132,116)                                   $    204,528
---------------------------------------------------------------------------------------------------------
Principal
Amount ($)
---------------------------------------------------------------------------------------------------------
                                           ASSET BACKED SECURITIES -- 1.4%
                                           MATERIALS -- 0.3%
                                           Aluminum -- 0.3%
  944,711            0.84        AAA/Aaa   Bayview Financial Acquisition, Floating Rate
                                           Note, 5/28/44                                     $    888,956
                                                                                             ------------
                                           Total Materials                                   $    888,956
---------------------------------------------------------------------------------------------------------
                                           BANKS -- 0.6%
                                           Diversified Banks -- 0.1%
  191,795                         AAA/NR   Wells Fargo Home Equity Trust, 0.6415%,
                                           12/25/35                                          $    178,351
---------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

14    Pioneer Floating Rate Fund | Semiannual Report | 4/30/11

--------------------------------------------------------------------------------------------------------
Principal   Floating  S&P/Moody's
Amount ($)  Rate (b)  Ratings                                                               Value
--------------------------------------------------------------------------------------------------------
                                         Thrifts & Mortgage Finance -- 0.5%
  456,232         0.49        AAA/Aaa    Bear Stearns Asset Backed Securities, Floating
                                         Rate Note, 2/25/36                                 $    438,167
  720,312                     AAA/Aa3    Citigroup Mortgage Loan Trust, Inc., 0.6615%,
                                         8/25/35                                                 675,957
  264,141                     AAA/Aaa    GSAMP Trust, 0.81%, 3/25/34                             256,187
  356,102         0.33          A/Aa3    Option One Mortgage Loan Trust, Floating Rate
                                         Note, 2/25/38                                           346,909
  184,545                     AAA/Aaa    Residential Asset Securities Corp., 0.7315%,
                                         12/25/34                                                171,918
                                                                                            ------------
                                                                                            $  1,889,138
                                                                                            ------------
                                         Total Banks                                        $  2,067,489
--------------------------------------------------------------------------------------------------------
                                         DIVERSIFIED FINANCIALS -- 0.5%
                                         Diversified Financial Services -- 0.3%
  176,054                        B/B1    Ellington Loan Acquisition, 1.0625%, 5/27/37       $    163,255
1,000,000         4.20          NR/A2    Velocity Commercial Capital, Inc., Floating Rate
                                         Note, 8/25/40                                           865,000
                                                                                            ------------
                                                                                            $  1,028,255
--------------------------------------------------------------------------------------------------------
                                         Specialized Finance -- 0.2%
   98,657         0.48         AA+/A1    Aegis Asset Backed Securities, Floating Rate
                                         Note, 3/25/12                                      $     89,379
  200,000                   BBB-/Baa3    Dominos Pizza Master Issuer, 5.261%,
                                         4/25/37                                                 203,000
  400,000         0.65      CCC+/Caa2    Lease Investment Flight Trust, Floating Rate
                                         Note, 7/15/31                                           260,000
  400,000         0.61      CCC+/Caa2    Lease Investment Flight Trust, Floating Rate
                                         Note, 7/15/31                                           256,000
   95,820                     B+/Baa3    Lease Investment Flight Trust, 0.69125%,
                                         7/15/16                                                  93,903
                                                                                            ------------
                                                                                            $    902,282
                                                                                            ------------
                                         Total Diversified Financials                       $  1,930,537
--------------------------------------------------------------------------------------------------------
                                         TOTAL ASSET BACKED SECURITIES
                                         (Cost $4,831,800)                                  $  4,886,982
--------------------------------------------------------------------------------------------------------
                                         COLLATERALIZED MORTGAGE OBLIGATIONS -- 0.5%
                                         BANKS -- 0.3%
                                         Thrifts & Mortgage Finance -- 0.3%
  388,000                      AAA/A3    Sequoia Mortgage Trust, 0.74969%, 1/20/35          $    321,564
  321,368         2.75         NR/Ba3    Wells Fargo Mortgage Backed Securities,
                                         Floating Rate Note, 1/25/35                             298,536
  219,192         3.50         AAA/A2    Wells Fargo Mortgage Backed Securities,
                                         Floating Rate Note, 6/25/34                             214,400
                                                                                            ------------
                                                                                            $    834,500
                                                                                            ------------
                                         Total Banks                                        $    834,500
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                  Pioneer Floating Rate Fund | Semiannual Report | 4/30/11    15

---------------------------------------------------------------------------------------------------------
Principal    Floating  S&P/Moody's
Amount ($)   Rate (b)  Ratings                                                               Value
---------------------------------------------------------------------------------------------------------
                                         DIVERSIFIED FINANCIALS -- 0.1%
                                         Diversified Financial Services -- 0.1%
  311,409         0.81       AAA/Baa2    Residential Accredit Loans, Inc., Floating Rate
                                         Note, 4/25/34                                       $    292,732
                                                                                             ------------
                                         Total Diversified Financials                        $    292,732
---------------------------------------------------------------------------------------------------------
                                         REAL ESTATE -- 0.1%
                                         Mortgage Real Estate Investment Trusts -- 0.1%
  146,228                      AAA/B1    American Home Mortgage Investment Trust,
                                         2.45469%, 6/25/45                                   $    120,559
  402,328                      AAA/B1    American Home Mortgage Investment Trust,
                                         2.465%, 6/25/45                                          376,879
                                                                                             ------------
                                                                                             $    497,438
                                                                                             ------------
                                         Total Real Estate                                   $    497,438
---------------------------------------------------------------------------------------------------------
                                         TOTAL COLLATERALIZED MORTGAGE
                                         OBLIGATIONS
                                         (Cost $1,634,390)                                   $  1,624,670
---------------------------------------------------------------------------------------------------------
                                         CORPORATE BONDS -- 7.1%
                                         ENERGY -- 1.3%
                                         Coal & Consumable Fuels -- 0.1%
  400,000                        B/B3    Murray Energy Corp., 10.25%, 10/15/15               $    430,000
---------------------------------------------------------------------------------------------------------
                                         Oil & Gas Drilling -- 0.4%
1,500,000                       NR/NR    Aker Drilling AS, 9.53%, 2/24/16                    $    292,096
  769,230         5.21         NR/Ba2    DDI Holding AS, Floating Rate Note, 3/15/12
                                         (144A)                                                   765,384
  150,000                       B-/B3    Offshore Group Investment, 11.5%, 8/1/15                 167,438
                                                                                             ------------
                                                                                             $  1,224,918
---------------------------------------------------------------------------------------------------------
                                         Oil & Gas Equipment & Services -- 0.2%
  820,000         3.44          NR/NR    Sevan Marine ASA, Floating Rate Note,
                                         5/14/13 (144A)                                      $    742,100
---------------------------------------------------------------------------------------------------------
                                         Oil & Gas Exploration & Production -- 0.6%
  498,000                      BB-/B1    Denbury Resources, Inc., 8.25%, 2/15/20             $    555,270
  350,000                        B/B2    Linn Energy LLC, 8.625%, 4/15/20 (144A)                  386,750
  250,000                     B-/Caa1    Oasis Petroleum, Inc., 7.25%, 8/1/11                     252,500
  500,000         3.91           B/B3    SandRidge Energy, Inc., Floating Rate Note,
                                         4/1/14                                                   496,393
  250,000                       BB/B1    SM Energy Co., 6.625%, 2/15/19                           258,125
                                                                                             ------------
                                                                                             $  1,949,038
                                                                                             ------------
                                         Total Energy                                        $  4,346,056
---------------------------------------------------------------------------------------------------------
                                         MATERIALS -- 0.9%
                                         Aluminum -- 0.1%
  280,000                        B/B2    Novelis, Inc., 8.375%, 12/15/17                     $    309,400
---------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

16    Pioneer Floating Rate Fund | Semiannual Report | 4/30/11

-----------------------------------------------------------------------------------------------------
Principal   Floating  S&P/Moody's
Amount ($)  Rate (b)  Ratings                                                            Value
-----------------------------------------------------------------------------------------------------
                                         Paper Packaging -- 0.5%
1,000,000                        B/B1    Berry Plastics Corp., 5.03906%, 12/15/15        $    985,000
 765,000                         B/B3    Packaging Dynamics Corp., 8.75%, 2/1/16              792,731
                                                                                         ------------
                                                                                         $  1,777,731
-----------------------------------------------------------------------------------------------------
                                         Paper Products -- 0.3%
 225,000                        B+/B1    Appleton Papers, Inc., 10.5%, 6/15/15 (144A)    $    237,375
 250,000                      CCC+/B3    Appleton Papers, Inc., 11.25%, 12/15/15              250,625
 250,000                       BB/Ba3    Clearwater Paper Corp., 10.625%, 6/15/16             282,500
 140,000                         B/B3    Exopack Holding Corp., 11.25%, 2/1/14                144,550
                                                                                         ------------
                                                                                         $    915,050
                                                                                         ------------
                                         Total Materials                                 $  3,002,181
-----------------------------------------------------------------------------------------------------
                                         CAPITAL GOODS -- 0.3%
                                         Aerospace & Defense -- 0.0%
  45,000                     BBB-/Ba3    DigitalGlobe, Inc., 10.5%, 5/1/14               $     50,625
 150,000                      BB-/Ba3    Spirit Aerosystems, Inc., 7.5%, 10/1/17              162,750
                                                                                         ------------
                                                                                         $    213,375
-----------------------------------------------------------------------------------------------------
                                         Building Products -- 0.0%
  90,000                        BB/B2    USG Corp., 9.75%, 8/1/14 (144A)                 $     98,100
-----------------------------------------------------------------------------------------------------
                                         Construction & Farm Machinery &
                                         Heavy Trucks -- 0.1%
 400,000                        B+/B1    Titan International, Inc., 7.875%, 10/1/17      $    430,000
-----------------------------------------------------------------------------------------------------
                                         Electrical Components & Equipment -- 0.2%
 200,000                         B/B3    Coleman Cable, Inc., 9.0%, 2/15/18              $    211,500
 250,000                         B/B3    WireCo WorldGroup, 9.5%, 5/15/17                     268,750
                                                                                         ------------
                                                                                         $    480,250
                                                                                         ------------
                                         Total Capital Goods                             $  1,221,725
-----------------------------------------------------------------------------------------------------
                                         TRANSPORTATION -- 0.1%
                                         Airlines -- 0.1%
  10,207                       B-/Ba3    Continental Airlines, Inc., 7.461%, 4/1/13      $     10,258
 500,000                       BB/Ba3    Delta Air Lines 2010, 6.75%, 11/23/15                480,000
                                                                                         ------------
                                                                                         $    490,258
                                                                                         ------------
                                         Total Transportation                            $    490,258
-----------------------------------------------------------------------------------------------------
                                         AUTOMOBILES & COMPONENTS -- 0.1%
                                         Tires & Rubber -- 0.1%
 225,000                        B+/B1    Goodyear Tire & Rubber Co., 8.25%, 8/15/20      $    250,031
                                                                                         ------------
                                         Total Automobiles & Components                  $    250,031
-----------------------------------------------------------------------------------------------------
                                         CONSUMER DURABLES & APPAREL -- 0.1%
                                         Leisure Products -- 0.1%
 200,000                        B/Ba3    FGI Operating Co., Inc., 10.25%, 8/1/15         $    216,250
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                  Pioneer Floating Rate Fund | Semiannual Report | 4/30/11    17

------------------------------------------------------------------------------------------------------
Principal   Floating  S&P/Moody's
Amount ($)  Rate (b)  Ratings                                                             Value
------------------------------------------------------------------------------------------------------
                                         Textiles -- 0.0%
  250,000                        B/B1    Polymer Group, Inc., 7.75%, 2/1/19               $    260,000
                                                                                          ------------
                                         Total Consumer Durables & Apparel            $    476,250
------------------------------------------------------------------------------------------------------
                                         CONSUMER SERVICES -- 0.1%
                                         Specialized Consumer Services -- 0.1%
  430,000                     BB-/Ba3    Service Corp. International, 7.0%, 5/15/19       $    456,875
                                                                                          ------------
                                         Total Consumer Services                          $    456,875
------------------------------------------------------------------------------------------------------
                                         MEDIA -- 0.2%
                                         Broadcasting -- 0.2%
  200,000                       B+/B2    CCO Holdings LLC, 7.25%, 10/30/17                $    213,000
  600,000                       B+/B2    CCO Holdings LLC, 7.0%, 1/15/19                       627,000
                                                                                          ------------
                                                                                          $    840,000
                                                                                          ------------
                                         Total Media                                      $    840,000
------------------------------------------------------------------------------------------------------
                                         RETAILING -- 0.1%
                                         Catalog Retail -- 0.1%
  175,000                     BB+/Ba2    QVC, Inc., 7.5%, 10/1/19 (144A)                  $    185,938
                                                                                          ------------
                                         Total Retailing                                  $    185,938
------------------------------------------------------------------------------------------------------
                                         FOOD, BEVERAGE & TOBACCO -- 0.1%
                                         Packaged Foods & Meats -- 0.1%
  325,000                       B-/B3    Blue Merger Sub, Inc., 7.625%, 2/15/19           $    332,719
                                                                                          ------------
                                         Total Food, Beverage & Tobacco                   $    332,719
------------------------------------------------------------------------------------------------------
                                         HEALTH CARE EQUIPMENT & SERVICES -- 0.3%
                                         Health Care Facilities -- 0.3%
  500,000                       B+/B1    Aviv Healthcare Properties LP, 7.75%, 2/15/19    $    527,500
  500,000                      BB/Ba3    HCA, Inc., 7.875%, 2/15/20                            544,375
                                                                                          ------------
                                                                                          $  1,071,875
                                                                                          ------------
                                         Total Health Care Equipment & Services           $  1,071,875
------------------------------------------------------------------------------------------------------
                                         PHARMACEUTICALS & BIOTECHNOLOGY -- 0.1%
                                         Biotechnology -- 0.1%
  250,000                        B/B3    Grifols, Inc., 8.25%, 2/1/18                     $    259,375
                                                                                          ------------
                                         Total Pharmaceuticals & Biotechnology            $    259,375
------------------------------------------------------------------------------------------------------
                                         BANKS -- 0.1%
                                         Diversified Banks -- 0.1%
  235,000                     BB+/Ba3    ABN Amro North American, 6.523%, 12/29/49        $    223,250
------------------------------------------------------------------------------------------------------
                                         Regional Banks -- 0.0%
  200,000         8.70       BBB/Baa3    PNC Preferred Funding Trust III, Floating Rate
                                         Note, 3/29/49                                    $    213,656
                                                                                          ------------
                                         Total Banks                                      $    436,906
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

18    Pioneer Floating Rate Fund | Semiannual Report | 4/30/11

--------------------------------------------------------------------------------------------------------
Principal    Floating  S&P/Moody's
Amount ($)   Rate (b)  Ratings                                                              Value
--------------------------------------------------------------------------------------------------------
                                         DIVERSIFIED FINANCIALS -- 0.8%
                                         Diversified Financial Services -- 0.6%
  500,000         0.00         BB+/NR    Caelus Re II, Ltd., Floating Rate Note, 5/24/13    $    500,900
  500,000         0.00         BB+/NR    Lodestone Re, Ltd., Floating Rate Note,
                                         5/17/13 (144A)                                          493,100
  250,000         0.00         BB+/NR    Lodestone Re, Ltd., Floating Rate Note, 1/8/14          243,725
  500,000         0.00          BB/NR    Lodestone Re, Ltd., Floating Rate Note,
                                         5/17/13 (144A)                                          498,600
  400,000         0.00         BB-/NR    Queen Street II Capital, Ltd., Floating Rate
                                         Note, 4/9/14                                            394,560
                                                                                            ------------
                                                                                            $  2,130,885
--------------------------------------------------------------------------------------------------------
                                         Multi-Sector Holding -- 0.2%
  500,000                        B/B2    Constellation Enterprises LLC, 10.625%,
                                         2/1/16                                             $    520,000
                                                                                            ------------
                                         Total Diversified Financials                       $  2,650,885
--------------------------------------------------------------------------------------------------------
                                         INSURANCE -- 0.9%
                                         Reinsurance -- 0.9%
  250,000         7.19         BB+/NR    Blue Fin, Ltd., Floating Rate Note, 4/10/12        $    246,475
  250,000         8.92          BB/NR    Caelus Re, Ltd., Floating Rate Note, 6/7/11             249,575
  500,000                      BB+/NR    Foundation Re III, Ltd., 0.0%, 2/25/15                  489,900
  250,000         0.00         BB-/NR    Mystic Re, Ltd., Floating Rate Note, 6/7/11             250,350
  500,000                       B-/NR    Successor X, Ltd., 0.0%, 1/7/14                         486,400
  250,000        14.64          B-/NR    Successor X, Ltd., Floating Rate Note,
                                         12/13/13                                                245,575
  500,000         9.42           B/NR    Successor X, Ltd., Floating Rate Note, 2/25/14          481,300
  500,000        13.00          NR/NR    Successor X, Ltd., Floating Rate Note, 2/25/14          481,550
                                                                                            ------------
                                                                                            $  2,931,125
                                                                                            ------------
                                         Total Insurance                                    $  2,931,125
--------------------------------------------------------------------------------------------------------
                                         REAL ESTATE -- 0.6%
                                         Real Estate Services -- 0.5%
1,000,000                       NR/B3    Valais Re, Ltd., 14.79438%, 6/6/11                 $    909,300
1,000,000         8.31         NR/Ba2    Valais Re, Ltd., Floating Rate Note, 6/6/11             891,500
                                                                                            ------------
                                                                                            $  1,800,800
--------------------------------------------------------------------------------------------------------
                                         Specialized Real Estate Investment Trusts -- 0.1%
  250,000                   BBB-/Baa2    Hospitality Properties Trust, 7.875%, 8/15/14      $    281,103
                                                                                            ------------
                                         Total Real Estate                                  $  2,081,903
--------------------------------------------------------------------------------------------------------
                                         SOFTWARE & SERVICES -- 0.1%
                                         Data Processing & Outsourced Services -- 0.1%
  250,000                       B+/B1    First Data Corp., 8.875%, 8/15/20 (144A)           $    273,750
                                                                                            ------------
                                         Total Software & Services                          $    273,750
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                  Pioneer Floating Rate Fund | Semiannual Report | 4/30/11    19

------------------------------------------------------------------------------------------------------
Principal   Floating  S&P/Moody's
Amount ($)  Rate (b)  Ratings                                                             Value
------------------------------------------------------------------------------------------------------
                                         TELECOMMUNICATION SERVICES -- 0.8%
                                         Alternative Carriers -- 0.1%
  350,000                       B/Ba3    PAETEC Holdings, 8.875%, 6/30/17 (144A)          $    381,938
------------------------------------------------------------------------------------------------------
                                         Integrated Telecommunication Services -- 0.3%
  500,000                        B/B2    Cincinnati Bell, Inc., 8.375%, 10/15/20          $    501,250
  500,000                       B+/B1    Mastec, Inc., 7.625%, 2/1/17                          511,250
                                                                                          ------------
                                                                                          $  1,012,500
------------------------------------------------------------------------------------------------------
                                         Wireless Telecommunication Services -- 0.4%
  500,000                       B+/B3    Cricket Communications, Inc., 7.75%,
                                         10/15/20                                         $    510,625
  365,000                      B+/Ba2    Cricket Communications, Inc., 7.75%, 5/15/16          389,638
  325,000                        B/B2    MetroPCS Wireless, Inc., 6.625%, 11/15/20             325,406
                                                                                          ------------
                                                                                          $  1,225,669
                                                                                          ------------
                                         Total Telecommunication Services                 $  2,620,107
------------------------------------------------------------------------------------------------------
                                         UTILITIES -- 0.1%
                                         Gas Utilities -- 0.1%
  250,000                      B+/Ba3    Ferrellgas LP, 6.5%, 5/1/21                      $    245,000
                                                                                          ------------
                                         Total Utilities                                  $    245,000
------------------------------------------------------------------------------------------------------
                                         TOTAL CORPORATE BONDS
                                         (Cost $23,766,391)                               $ 24,172,959
------------------------------------------------------------------------------------------------------
                                         MUNICIPAL BONDS -- 1.3%
                                         Municipal Development -- 0.7%
1,000,000                   CCC+/Caa2    Dallas-Fort Worth Texas International Airport,
                                         6.0%, 11/1/14                                    $    965,330
1,500,000                     BBB-/WR    Indiana State Development Finance, 5.75%,
                                         10/1/11                                             1,506,150
                                                                                          ------------
                                                                                          $  2,471,480
------------------------------------------------------------------------------------------------------
                                         Municipal Medical -- 0.2%
  700,000                      BB/Ba3    New Jersey Health Care Facilities, 5.125%,
                                         7/1/14                                           $    675,066
------------------------------------------------------------------------------------------------------
                                         Municipal Pollution -- 0.2%
  500,000                   BBB+/Baa1    Power County Idaho Pollution Control, 5.625%,
                                         10/1/14                                          $    500,210
------------------------------------------------------------------------------------------------------
                                         Municipal Gaming Authority -- 0.2%
  750,000                       BB/NR    Seneca Nation Indians Capital Improvements
                                         Authority, 5.25%, 12/1/16                        $    700,043
------------------------------------------------------------------------------------------------------
                                         TOTAL MUNICIPAL BONDS
                                         (Cost $4,363,337)                                $  4,346,799
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

20    Pioneer Floating Rate Fund | Semiannual Report | 4/30/11

--------------------------------------------------------------------------------------------------------
Principal     Floating  S&P/Moody's
Amount ($)    Rate (b)  Ratings                                                             Value
--------------------------------------------------------------------------------------------------------
                                         SENIOR FLOATING RATE LOAN INTERESTS -- 82.6%**
                                         ENERGY -- 1.8%
                                         Coal & Consumable Fuels -- 0.1%
  250,000        11.26          NR/NR    Bumi Resources TBK, Term Loan, 8/15/13             $    250,000
--------------------------------------------------------------------------------------------------------
                                         Integrated Oil & Gas -- 0.4%
1,410,526         7.00        B+/Caa3    Big West Oil LLC, Term Loan, 3/31/16               $  1,431,684
--------------------------------------------------------------------------------------------------------
                                         Oil & Gas Equipment & Services -- 0.8%
1,190,554         6.00          NR/NR    Aquilex Holdings LLC, Term Loan, 4/1/16            $  1,194,275
  217,358         2.54          NR/NR    Fenwal, Inc., Delayed Draw Term Loan,
                                         2/28/14                                                 205,132
1,267,830         2.56          NR/NR    Fenwal, Inc., Initial 1st Lien Term Loan,
                                         2/22/14                                               1,196,515
  174,098         8.50          B+/NR    Hudson Products Holdings, Inc., Term Loan,
                                         8/24/15                                                 168,875
                                                                                            ------------
                                                                                            $  2,764,797
--------------------------------------------------------------------------------------------------------
                                         Oil & Gas Refining & Marketing -- 0.5%
1,670,000         4.25         NR/Ba2    Pilot Travel Centers LLC, Initial Tranche B Term
                                         Loan, 3/7/18                                       $  1,683,569
                                                                                            ------------
                                         Total Energy                                       $  6,130,050
--------------------------------------------------------------------------------------------------------
                                         MATERIALS -- 8.6%
                                         Aluminum -- 0.5%
   71,520         1.96         CC/Ba2    Noranda Aluminum, Inc., Term B Loan,
                                         5/18/14                                            $     71,013
1,496,250         4.00         BB/Ba2    Novelis, Inc., Term Loan, 3/11/17                     1,513,551
                                                                                            ------------
                                                                                            $  1,584,564
--------------------------------------------------------------------------------------------------------
                                         Commodity Chemicals -- 1.3%
2,493,750         6.00          NR/B2    CPG International I, Inc., Term Loan, 1/26/17      $  2,506,219
1,991,425         6.75         BB-/B1    Houghton International, Inc., B1 Term Loan,
                                         1/11/16                                               2,013,829
                                                                                            ------------
                                                                                            $  4,520,048
--------------------------------------------------------------------------------------------------------
                                         Diversified Chemical -- 2.2%
  121,959         1.80        BB+/Ba2    Celanese Holdings LLC, Dollar Term B Loan,
                                         4/2/14                                             $    122,518
  121,959         3.30        BB+/Ba2    Celanese US Holdings LLC, Dollar Term C Loan,
                                         10/31/16                                                123,051
  646,750         5.00          CC/B3    General Chemical Holding Co., New Tranche B
                                         Term Loan, 3/9/18                                       651,331
  325,084         1.74        BB-/Ba2    Huntsman Corp., New Term B Loan, 4/21/14                322,646
  646,051         7.50           B/B1    Ineos Group Holdings Plc, Term B1 Facility
                                         Loan, 12/16/13                                        1,005,850
  709,715         8.00           B/B1    Ineos Group Holdings Plc, Term C1 Facility
                                         Loan, 12/16/14                                        1,104,969
  378,004         7.50          NR/NR    Ineos U.S. Finance Corp., Senior Credit Term
                                         Loan, 12/16/13                                          392,061

The accompanying notes are an integral part of these financial statements.

                  Pioneer Floating Rate Fund | Semiannual Report | 4/30/11    21

------------------------------------------------------------------------------------------------------
Principal     Floating  S&P/Moody's
Amount ($)    Rate (b)  Ratings                                                           Value
------------------------------------------------------------------------------------------------------
                                         Diversified Chemical -- (continued)
  418,201         8.00          NR/NR    Ineos U.S. Finance Corp., Senior Credit Term
                                         Loan, 12/16/14                                   $    433,752
  994,805         4.65         B-/Ba3    Momentive Performance Materials, Inc., Tranche
                                         B-2B Term Loan, 5/5/15                              1,449,599
  203,309         3.50        BB+/Ba1    Solutia, Inc., Term 1 Loan, 8/16/17                   205,015
1,670,813         5.00          NR/NR    Univar, Inc., Term B Loan, 2/14/17                  1,685,581
                                                                                          ------------
                                                                                          $  7,496,373
------------------------------------------------------------------------------------------------------
                                         Diversified Metals & Mining -- 0.4%
1,245,000         4.00          NR/NR    Walter Energy, Inc., Term B Loan, 2/3/18         $  1,257,372
------------------------------------------------------------------------------------------------------
                                         Metal & Glass Containers -- 0.1%
  227,895         4.50         BB/Ba2    BWAY Holding Co., Replacement Term B Loan,
                                         2/9/18                                           $    229,960
  152,231         6.75          B+/B2    Graham Packaging Co., Term C Loan, 4/5/14             153,872
   20,233         4.50         BB/Ba2    ICL Industrial Containers, Replacement Term C
                                         Loan, 2/9/18                                           20,398
                                                                                          ------------
                                                                                          $    404,230
------------------------------------------------------------------------------------------------------
                                         Paper Packaging -- 0.9%
2,109,412         6.00          B+/B2    Graham Packaging Co., Term D Loan, 9/9/16        $  2,130,836
  260,949         3.04         BB/Ba2    Graphic Packaging International, Inc.,
                                         Incremental Term Loan, 5/16/14                        261,746
  731,159         6.75         B+/Ba3    Smurfit-Stone Container Corp., Term Loan,
                                         1/2/16                                                732,645
                                                                                          ------------
                                                                                          $  3,125,227
------------------------------------------------------------------------------------------------------
                                         Paper Products -- 0.4%
  465,119         2.31        BB+/Ba1    Georgia-Pacific Corp., Term B2 Loan,
                                         12/20/12                                         $    465,805
1,020,000         0.00          NR/NR    Ranpak Corp., USD Term Loan, 3/28/17                1,018,725
                                                                                          ------------
                                                                                          $  1,484,530
------------------------------------------------------------------------------------------------------
                                         Precious Metals & Minerals -- 0.6%
1,875,000         5.25          NR/NR    Fairmount Minerals, Ltd., Tranche B Term Loan,
                                         3/1/17                                           $  1,887,598
------------------------------------------------------------------------------------------------------
                                         Specialty Chemicals -- 1.5%
1,750,000         5.50          NR/NR    Chemtura Corp., Term Facility Loan, 8/11/16      $  1,769,688
  886,358         2.77        BB-/Ba2    Huntsman International LLC, Extended Term B
                                         Loan, 4/19/17                                         882,388
  995,000         4.50        BB+/Ba1    Nalco Co., Tranche B1 Term Loan, 9/21/17            1,005,364
1,598,500         5.75         B+/Ba2    Omnova Solutions, Inc., Extended Term Loan,
                                         4/12/17                                             1,619,480
                                                                                          ------------
                                                                                          $  5,276,920
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

22    Pioneer Floating Rate Fund | Semiannual Report | 4/30/11

-------------------------------------------------------------------------------------------------------
Principal     Floating  S&P/Moody's
Amount ($)    Rate (b)  Ratings                                                            Value
-------------------------------------------------------------------------------------------------------
                                         Steel -- 0.7%
2,000,000         4.75          NR/NR    JMC Steel Group, Term Loan, 2/15/17               $  2,009,150
  333,977        10.50          NR/NR    Niagara Corp., New Term Loan, 6/29/14                  332,307
                                                                                           ------------
                                                                                           $  2,341,457
                                                                                           ------------
                                         Total Materials                                   $ 29,378,319
-------------------------------------------------------------------------------------------------------
                                         CAPITAL GOODS -- 7.1%
                                         Aerospace & Defense -- 4.5%
1,026,165         5.28          NR/NR    DAE Aviation Holdings, Tranche B1 Term Loan,
                                         7/31/14                                           $  1,037,710
1,592,116         6.25        BB-/Ba3    DynCorp International, Term Loan, 7/7/16             1,608,536
1,000,000         0.00          NR/B3    Global Defense Technology & Systems, Inc.,
                                         Term B Loan, 4/22/17                                 1,002,500
  393,963         3.56          B-/B1    Hunter Defense Technologies, Inc., Term Loan,
                                         8/22/14                                                386,084
1,496,212         6.56          BB/B1    Hunter Defense Technologies, Inc., Series 1
                                         New Term Loan, 8/22/14                               1,466,288
1,423,079         8.25        B-/Caa2    IAP Worldwide Services, Term Loan, 12/20/12          1,422,190
1,500,000         3.50         B-/Ba3    Sequa Corp., Term Loan, 12/3/14                      1,490,156
1,995,000         4.50          NR/NR    SI Organization, Inc., New Tranche B Term Loan,
                                         11/22/16                                             2,002,481
  193,949         3.55          NR/NR    Spirit Aerosystems, Inc., Term B2 Loan,
                                         10/7/16                                                195,355
  988,540         5.28          NR/NR    Standard Aero, Ltd., Tranche B2 Term Loan,
                                         7/31/14                                                999,661
  989,813         5.50         NR/Ba2    Tasc, Inc., Tranche A Term Loan, 12/18/14              991,668
1,157,944         5.75         NR/Ba2    Tasc, Inc., Tranche B Term Loan, 12/18/15            1,159,391
1,623,438         4.00        BB-/Ba2    TransDigm Group, Inc., 1st Lien Term Loan,
                                         2/3/17                                               1,643,346
                                                                                           ------------
                                                                                           $ 15,405,366
-------------------------------------------------------------------------------------------------------
                                         Building Products -- 1.1%
  600,000         4.00        BBB-/B1    Armstrong World Industries, Inc., Term B1 Loan,
                                         3/8/18                                            $    605,175
1,900,895         5.75          NR/NR    Custom Building Products, Inc., Term Loan,
                                         3/19/15                                              1,917,528
1,393,000         5.75         BB/Ba2    Goodman Global Group, Inc., Initial Term Loan,
                                         10/6/16                                              1,407,361
                                                                                           ------------
                                                                                           $  3,930,064
-------------------------------------------------------------------------------------------------------
                                         Construction & Engineering -- 0.0%
  112,493         2.46          NR/NR    URS Corp., Tranche B Term Loan, 5/15/13           $    112,633
-------------------------------------------------------------------------------------------------------
                                         Construction & Farm Machinery &
                                         Heavy Trucks -- 0.5%
1,237,711         4.25        BB+/Ba2    Bucyrus International, Inc., Tranche C Term
                                         Loan, 12/21/15                                    $  1,245,962

The accompanying notes are an integral part of these financial statements.

                  Pioneer Floating Rate Fund | Semiannual Report | 4/30/11    23

--------------------------------------------------------------------------------------------------------
Principal     Floating  S&P/Moody's
Amount ($)    Rate (b)  Ratings                                                             Value
--------------------------------------------------------------------------------------------------------
                                         Construction & Farm Machinery &
                                         Heavy Trucks -- (continued)
  393,081         8.00        BBB-/B1    Manitowoc Co., Term B Loan, 8/25/14                $    394,976
                                                                                            ------------
                                                                                            $  1,640,938
--------------------------------------------------------------------------------------------------------
                                         Electrical Components & Equipment -- 0.4%
  698,250         5.00          NR/NR    Pelican Products, Inc., Term Loan, 2/24/17         $    701,523
  495,000         5.51          NR/NR    Scotsman Industries, Inc., Term Loan, 4/30/16           497,475
                                                                                            ------------
                                                                                            $  1,198,998
--------------------------------------------------------------------------------------------------------
                                         Industrial Machinery -- 0.6%
1,930,072         6.25         BB-/B1    Alliance Laundry Holdings, Term Loan, 9/10/16      $  1,953,393
                                                                                            ------------
                                         Total Capital Goods                                $ 24,241,392
--------------------------------------------------------------------------------------------------------
                                         COMMERCIAL SERVICES & SUPPLIES -- 4.0%
                                         Commercial Printing -- 0.6%
1,997,500         6.25          NR/NR    Cenveo Corp., Term B Facility Loan, 12/15/16       $  2,018,724
--------------------------------------------------------------------------------------------------------
                                         Diversified Support Services -- 1.1%
1,405,000         5.00        BB-/Ba3    Allied Security Holding LLC, 1st Lien Term Loan,
                                         1/21/17                                            $  1,416,123
  794,000         6.25          NR/NR    infoGROUP, Inc., Term B Loan, 5/30/16                   801,279
  345,513         1.81       BB+/Baa3    Iron Mountain, Inc., Initial Term Loan, 4/16/14         345,513
  997,500         6.25        BB-/Ba3    Language Line Services Holdings, Inc., Tranche
                                         B Term Loan, 5/30/16                                  1,007,475
                                                                                            ------------
                                                                                            $  3,570,390
--------------------------------------------------------------------------------------------------------
                                         Environmental & Facilities Services -- 1.0%
1,770,563         7.25       BB-/Baa3    Brickman Group Holdings, Inc., Tranche B Term
                                         Loan, 9/21/16                                      $  1,809,662
  240,625         2.23           D/B2    Synagro Technologies, Inc., 1st Lien Term Loan,
                                         4/2/14                                                  227,992
1,320,000         4.75          NR/NR    Waste Industries USA, Term B Loan, 2/23/17            1,330,709
                                                                                            ------------
                                                                                            $  3,368,363
--------------------------------------------------------------------------------------------------------
                                         Office Services & Supplies -- 0.4%
1,381,614         3.97          B-/B2    CDW LLC, Non-Extended Term Loan, 10/10/14          $  1,382,586
--------------------------------------------------------------------------------------------------------
                                         Research & Consulting Services -- 0.2%
  780,976         7.75          NR/NR    Wyle Services Corp., 2010 Incremental Term
                                         Loan, 3/25/16                                      $    783,905
--------------------------------------------------------------------------------------------------------
                                         Security & Alarm Services -- 0.7%
2,432,740         6.00        BB-/Ba3    Protection One, Inc., Term Loan, 6/4/16            $  2,443,891
                                                                                            ------------
                                         Total Commercial Services & Supplies               $ 13,567,859
--------------------------------------------------------------------------------------------------------
                                         TRANSPORTATION -- 2.5%
                                         Air Freight & Couriers -- 0.6%
1,033,502         5.27          NR/B1    CEVA Group Plc, U.S. Tranche B Term Loan,
                                         8/31/16                                            $  1,016,707

The accompanying notes are an integral part of these financial statements.

24    Pioneer Floating Rate Fund | Semiannual Report | 4/30/11

-------------------------------------------------------------------------------------------------------
Principal     Floating  S&P/Moody's
Amount ($)    Rate (b)  Ratings                                                            Value
-------------------------------------------------------------------------------------------------------
                                         Air Freight & Couriers -- (continued)
  731,882         5.31          NR/NR    CEVA Group Plc, Dollar Tranche B Term Loan,
                                         8/31/16                                           $    719,988
  301,545         5.27          NR/NR    CEVA Group Plc, EGL Tranche B Term Loan,
                                         8/31/16                                                296,645
                                                                                           ------------
                                                                                           $  2,033,340
-------------------------------------------------------------------------------------------------------
                                         Airlines -- 1.1%
  750,000         5.75          NR/NR    Allegiant Travel Co., Term Loan, 2/17/17          $    755,625
  325,000         4.25        BB-/Ba3    Delta Air Lines, Inc., New Term Loan, 2/22/16          321,263
1,800,000         5.50        BB-/Ba3    Delta Air Lines, Inc., Term Loan, 3/29/17            1,782,282
  992,724         2.31        BB-/Ba3    United Air Lines, Inc., Tranche B Term Loan,
                                         2/1/14                                                 970,211
                                                                                           ------------
                                                                                           $  3,829,381
-------------------------------------------------------------------------------------------------------
                                         Railroads -- 0.1%
  243,606         2.04        BB+/Ba1    Kansas City Southern Railway, Term B Advance
                                         Loan, 4/28/13                                     $    243,758
-------------------------------------------------------------------------------------------------------
                                         Trucking -- 0.7%
2,370,225         6.00          NR/B1    Swift Transportation Co. LLC, Term Loan,
                                         11/22/16                                          $  2,400,347
                                                                                           ------------
                                         Total Transportation                              $  8,506,826
-------------------------------------------------------------------------------------------------------
                                         AUTOMOBILES & COMPONENTS -- 2.7%
                                         Auto Parts & Equipment -- 2.2%
  914,517         2.99          B+/B2    Allison Transmission, Term Loan, 8/7/14           $    914,632
  468,738         2.15          NR/NR    Federal Mogul Corp., Tranche C Term Loan,
                                         12/28/15                                               457,972
  918,727         2.17          NR/NR    Federal Mogul Corp., Tranche B Term Loan,
                                         12/29/14                                               897,624
1,500,000         7.01          NR/B2    HHI Holdings LLC, Term Loan, 3/9/17                  1,501,875
1,682,772         7.75          B/Ba3    Metaldyne Corp., Term Loan, 9/26/16                  1,724,841
  738,116         4.25          NR/NR    Pinafore LLC, Term B1 Loan, 9/21/16                    746,047
  947,625         6.25          B+/B1    Remy International, Inc., Term B Facility Loan,
                                         12/17/16                                               961,839
  248,125         4.81          NR/NR    Tenneco, Inc., Tranche B Term Loan, 6/3/16             249,986
  284,288         5.50          NR/NR    UCI International, Inc., Term Loan, 7/4/17             287,545
                                                                                           ------------
                                                                                           $  7,742,361
-------------------------------------------------------------------------------------------------------
                                         Automobile Manufacturers -- 0.4%
1,183,276         2.97         B/Baa3    Ford Motor Co., Tranche B1 Term Loan,
                                         12/15/13                                          $  1,186,046
  207,482         2.97         B/Baa3    Ford Motor Co., Tranche B2 Term Loan,
                                         12/15/13                                               207,870
                                                                                           ------------
                                                                                           $  1,393,916
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                  Pioneer Floating Rate Fund | Semiannual Report | 4/30/11    25

-------------------------------------------------------------------------------------------------------
Principal     Floating  S&P/Moody's
Amount ($)    Rate (b)  Ratings                                                            Value
-------------------------------------------------------------------------------------------------------
                                         Tires & Rubber -- 0.1%
  175,000         1.96         BB/Ba1    Goodyear Tire & Rubber Co., 2nd Lien Term
                                         Loan, 4/30/14                                     $    172,856
                                                                                           ------------
                                         Total Automobiles & Components                    $  9,309,133
-------------------------------------------------------------------------------------------------------
                                         CONSUMER DURABLES & APPAREL -- 1.0%
                                         Housewares & Specialties -- 0.7%
2,000,000         4.25          NR/NR    Reynolds Group Holdings, Ltd., U.S. Term Loan,
                                         2/9/18                                            $  2,013,750
  461,497         2.22          NR/NR    Yankee Candle Co., Term Loan, 2/6/14                   460,760
                                                                                           ------------
                                                                                           $  2,474,510
-------------------------------------------------------------------------------------------------------
                                         Leisure Products -- 0.3%
  989,140         2.23          NR/NR    SABRE, Inc., Initial Term Loan, 9/30/14           $    915,882
                                                                                           ------------
                                         Total Consumer Durables & Apparel                 $  3,390,392
-------------------------------------------------------------------------------------------------------
                                         CONSUMER SERVICES -- 5.2%
                                         Casinos & Gaming -- 0.9%
  500,000         4.00        BB+/Ba3    Ameristar Casinos, Inc., Term B Loan, 3/29/18     $    505,223
1,550,000         3.27          NR/NR    Caesars Entertainment Operating Co., Term B1
                                         Loan, 1/28/15                                        1,456,458
  123,438         9.50         B/Baa3    Caesars Entertainment Operating Co., Term B4
                                         Loan, 10/31/16                                         131,129
  994,987         3.00        BB-/Ba3    Las Vegas Sands, Delayed Draw Term II Loan,
                                         11/23/16                                               980,436
                                                                                           ------------
                                                                                           $  3,073,246
-------------------------------------------------------------------------------------------------------
                                         Education Services -- 1.2%
  897,750         7.75          NR/NR    Ascend Learning LLC, 1st Lien Term Loan,
                                         11/8/16                                           $    899,246
1,554,057         7.50         NR/Ba2    Bright Horizons Family Solutions, Inc., Tranche
                                         B Term Loan, 5/28/15                                 1,565,712
1,787,551         2.46          NR/NR    Cengage Learning Acquistions, Term Loan,
                                         7/4/14                                               1,723,963
                                                                                           ------------
                                                                                           $  4,188,921
-------------------------------------------------------------------------------------------------------
                                         Hotels, Resorts & Cruise Lines -- 0.1%
   64,044         4.81          B/Ba3    Travelport LLC, Tranche S Term Loan, 8/23/15      $     62,858
  435,956         4.74          B/Ba3    Travelport LLC, Extended Term Loan, 8/23/15            427,884
                                                                                           ------------
                                                                                           $    490,742
-------------------------------------------------------------------------------------------------------
                                         Leisure Facilities -- 0.4%
  748,125         4.00        BB-/Ba2    Cedar Fair LP, U.S. Term 1 Loan, 12/15/17         $    756,138
  445,558         5.50         BB/Ba2    Universal City Development, Term Loan,
                                         10/20/14                                               450,292
                                                                                           ------------
                                                                                           $  1,206,430
-------------------------------------------------------------------------------------------------------
                                         Restaurants -- 1.5%
1,286,775         4.50        BB+/Ba2    Burger King Holdings, Inc., Tranche B Term
                                         Loan, 10/30/16                                    $  1,287,689

The accompanying notes are an integral part of these financial statements.

26    Pioneer Floating Rate Fund | Semiannual Report | 4/30/11

--------------------------------------------------------------------------------------------------------
Principal     Floating  S&P/Moody's
Amount ($)    Rate (b)  Ratings                                                             Value
--------------------------------------------------------------------------------------------------------
                                         Restaurants -- (continued)
1,335,774         4.25          NR/NR    DineEquity, Inc., Term B1 Loan, 10/31/17           $  1,353,426
1,795,500         4.25          NR/NR    Dunkin Brands, Inc., Term B1 Loan, 11/23/17           1,811,345
  707,158         5.00          BB/B1    Wendy's/Arby's Group, Inc., Term Loan,
                                         5/19/17                                                 713,120
                                                                                            ------------
                                                                                            $  5,165,580
--------------------------------------------------------------------------------------------------------
                                         Specialized Consumer Services -- 1.1%
  191,035         2.97         BB/Ba1    Adesa, Inc., Initial Term Loan, 10/21/13           $    190,916
1,471,875         7.00          NR/NR    Targus Information Corp., Initial Term Loan,
                                         12/8/16                                               1,490,273
1,933,494         7.00          NR/NR    Wash Multifamily Laundry, Term Loan, 8/28/14          1,938,327
                                                                                            ------------
                                                                                            $  3,619,516
                                                                                            ------------
                                         Total Consumer Services                            $ 17,744,435
--------------------------------------------------------------------------------------------------------
                                         MEDIA -- 6.6%
                                         Advertising -- 1.9%
1,496,250         5.25          NR/NR    Advantage Sales & Marketing LLC, 1st Lien
                                         Term Loan, 11/29/17                                $  1,505,907
2,484,979         5.00         BB/Ba3    Affinion Group, Inc., Tranche B Term Loan,
                                         10/9/16                                               2,493,910
1,943,991         5.25         BB-/NR    Getty Images, Inc., Initial Term Loan, 10/18/16       1,967,987
  403,485         4.00        BB/Baa3    Lamar Media Corp., Term B Loan, 10/1/16                 405,855
                                                                                            ------------
                                                                                            $  6,373,659
--------------------------------------------------------------------------------------------------------
                                         Broadcasting -- 1.4%
2,000,000                       NR/NR    Hubbard Broadcasting, Inc, 1st Lien Term Loan,
                                         3/24/17                                            $  2,025,000
  275,802         2.02        BB-/Ba3    Insight Media Holdings, Term B Loan, 4/7/14             274,008
  249,375         4.25          NR/NR    TWCC Holding Corp., 2011 Term Loan,
                                         1/24/17                                                 252,258
2,207,255         4.46         B/Baa2    Univision Communications, Inc., Extended Term
                                         Loan, 3/29/17                                         2,162,696
                                                                                            ------------
                                                                                            $  4,713,962
--------------------------------------------------------------------------------------------------------
                                         Cable & Satellite -- 1.2%
1,212,093         2.24          NR/NR    Cequel Communications LLC, Term Loan,
                                         11/5/13                                            $  1,208,210
  917,934         2.25          NR/NR    Charter Communications, Inc., Term B1 Loan,
                                         3/5/14                                                  918,791
  997,500         4.00          B+/B1    Knology, Inc., Term B Loan, 8/18/17                   1,003,579
  496,250         4.50        BB-/Ba3    Mediacom Broadband LLC, Tranche F Term
                                         Loan, 10/20/17                                          496,870
  485,654         2.72         CCC/B2    WideOpenWest LLC, 1st Lien Term Loan,
                                         6/30/14                                                 470,326
   98,101         6.75         CCC/B2    WideOpenWest LLC, Series A New Term Loan,
                                         6/18/14                                                  98,591
                                                                                            ------------
                                                                                            $  4,196,367
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                  Pioneer Floating Rate Fund | Semiannual Report | 4/30/11    27

------------------------------------------------------------------------------------------------------
Principal     Floating  S&P/Moody's
Amount ($)    Rate (b)  Ratings                                                           Value
------------------------------------------------------------------------------------------------------
                                         Movies & Entertainment -- 1.2%
  290,793         3.46        BB-/Ba2    AMC Entertainment, Inc., Term B2 Loan,
                                         12/15/16                                         $    291,338
1,350,564         5.50          B-/B1    Carmike Cinemas, Inc., Initial Term Loan,
                                         1/27/16                                             1,360,834
1,138,430         5.25          NR/NR    Christie/AIX, Inc., Term Loan, 4/29/16              1,135,584
  990,000         4.50          B+/NR    Live Nation Entertainment, Term B Loan,
                                         10/20/16                                              995,872
  426,371         6.50           B/B3    LodgeNet Interactive Corp., Closing Date Term
                                         Loan, 4/4/14                                          409,671
                                                                                          ------------
                                                                                          $  4,193,299
------------------------------------------------------------------------------------------------------
                                         Publishing -- 0.9%
2,333,750         4.75          NR/NR    Interactive Data Corp., Term B Loan, 1/31/18     $  2,352,523
1,038,781         9.00         BB/Ba2    RH Donnelley, Inc., Term Loan, 10/24/14               820,420
                                                                                          ------------
                                                                                          $  3,172,943
                                                                                          ------------
                                         Total Media                                      $ 22,650,230
------------------------------------------------------------------------------------------------------
                                         RETAILING -- 2.6%
                                         Apparel Retail -- 1.0%
1,496,250         5.00          NR/NR    Gymboree Corp., Term Loan, 11/23/17              $  1,502,173
2,000,000         4.75          B/Ba1    J. Crew Group, Inc., Term Loan, 11/23/17            1,998,921
                                                                                          ------------
                                                                                          $  3,501,094
------------------------------------------------------------------------------------------------------
                                         Automotive Retail -- 0.2%
  598,500         4.75          NR/NR    Autotrader.com, Inc., Tranche B Term Loan,
                                         11/16/16                                         $    604,335
------------------------------------------------------------------------------------------------------
                                         General Merchandise Stores -- 0.4%
1,213,424         2.99       CCC+/Ba2    Dollar General Corp., Tranche B1 Term Loan,
                                         7/7/14                                           $  1,214,558
------------------------------------------------------------------------------------------------------
                                         Home Improvement Retail -- 0.2%
  595,500         5.00         B+/Ba3    Hillman Group, Inc., Term Loan, 5/31/16          $    598,480
------------------------------------------------------------------------------------------------------
                                         Specialty Stores -- 0.8%
1,593,431         2.46          NR/NR    Sally Holdings, Term B Loan, 11/16/13            $  1,597,415
1,230,000         4.25          NR/NR    Savers, Inc., New Term Loan, 2/4/17                 1,239,481
                                                                                          ------------
                                                                                          $  2,836,896
                                                                                          ------------
                                         Total Retailing                                  $  8,755,363
------------------------------------------------------------------------------------------------------
                                         FOOD & DRUG RETAILING -- 1.4%
                                         Drug Retail -- 0.5%
1,836,922         4.50          NR/NR    Rite Aid Corp., Tranche 5 Term Loan, 2/17/18     $  1,832,711
------------------------------------------------------------------------------------------------------
                                         Food Distributors -- 0.6%
1,944,000         5.00          B+/B1    Windsor Quality Food Co., Ltd., Tranche B Term
                                         Loan, 1/11/17                                    $  1,951,120
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

28    Pioneer Floating Rate Fund | Semiannual Report | 4/30/11

--------------------------------------------------------------------------------------------------------
Principal     Floating  S&P/Moody's
Amount ($)    Rate (b)  Ratings                                                             Value
--------------------------------------------------------------------------------------------------------
                                         Food Retail -- 0.3%
  995,886         2.74        BB-/Ba3    Pinnacle Foods Group, Inc., Term Loan, 4/2/14      $    994,267
                                                                                            ------------
                                         Total Food & Drug Retailing                        $  4,778,098
--------------------------------------------------------------------------------------------------------
                                         FOOD, BEVERAGE & TOBACCO -- 2.0%
                                         Agricultural Products -- 0.7%
1,000,000         0.00         BB-/B2    American Rock Salt Co. LLC, Term Loan,
                                         4/1/17                                             $  1,010,000
  300,000         5.00         NR/Ba2    Darling International, Inc., Term Loan, 11/9/16         302,625
  946,542         5.50           B/B1    WM Bolthouse Farms, Inc., 1st Lien Term Loan,
                                         1/25/16                                                 954,627
                                                                                            ------------
                                                                                            $  2,267,252
--------------------------------------------------------------------------------------------------------
                                         Distillers & Vintners -- 0.1%
  202,116         1.75         BB/Ba3    Constellation Brands, Inc., Non-Extending Term
                                         Loan, 6/5/13                                       $    202,188
   99,710         3.00         BB/Ba3    Constellation Brands, Inc., Extending Term
                                         Loan, 6/5/15                                            100,406
                                                                                            ------------
                                                                                            $    302,594
--------------------------------------------------------------------------------------------------------
                                         Packaged Foods & Meats -- 1.2%
  290,176         1.81        BB+/Ba3    Dean Foods Co., 2014 Tranche B Term Loan,
                                         4/2/14                                             $    283,103
  960,000         4.50        BB/Baa3    Del Monte Foods Co., Initial Term Loan, 2/3/18          965,322
   68,505         5.50        BB-/Ba2    Dole Food Co, Inc., Tranche B1 Term Loan,
                                         2/1/17                                                   69,250
  170,150         5.03        BB-/Ba2    Dole Food Co, Inc., Tranche C1 Term Loan,
                                         2/1/17                                                  172,000
  997,500         5.50          NR/NR    Green Mountain Coffee Roasters, Inc., Term B
                                         Facility Loan, 11/18/16                               1,012,151
  908,000         4.25        BB-/Ba3    Michael Foods, Inc., Term B Facility Loan,
                                         2/14/18                                                 916,967
  845,750         7.00          NR/NR    Pierre Foods, Inc., 1st Lien Term Loan,
                                         9/30/16                                                 853,327
                                                                                            ------------
                                                                                            $  4,272,120
                                                                                            ------------
                                         Total Food, Beverage & Tobacco                     $  6,841,966
--------------------------------------------------------------------------------------------------------
                                         HOUSEHOLD & PERSONAL PRODUCTS -- 1.7%
                                         Household Products -- 0.7%
1,253,711         4.00        BB-/Ba2    JohnsonDiversey Holdings, Tranche B Dollar
                                         Term Loan, 11/24/15                                $  1,259,196
  369,740         5.01           B/B3    Spectrum Brands Holdings, Inc., New Term
                                         Loan, 6/16/16                                           374,494
  513,590         5.02          NR/NR    SRAM Corp., Term Loan, 4/30/15                          514,874
                                                                                            ------------
                                                                                            $  2,148,564
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                  Pioneer Floating Rate Fund | Semiannual Report | 4/30/11    29

----------------------------------------------------------------------------------------------------------
Principal     Floating  S&P/Moody's
Amount ($)    Rate (b)  Ratings                                                               Value
----------------------------------------------------------------------------------------------------------
                                         Personal Products -- 1.0%
  750,000         4.25          B+/NR    General Nutrition Centers, Inc., Tranche B Term
                                         Loan, 2/3/18                                         $    753,511
1,246,875         4.25        BB-/Ba1    NBTY, Inc., Term B1 Loan, 10/1/17                       1,257,396
1,490,000         6.00         NR/Ba1    Revlon Consumer Products Corp., Term Loan,
                                         3/11/15                                                 1,500,361
                                                                                              ------------
                                                                                              $  3,511,268
                                                                                              ------------
                                         Total Household & Personal Products                  $  5,659,832
----------------------------------------------------------------------------------------------------------
                                         HEALTH CARE EQUIPMENT & SERVICES -- 12.4%
                                         Health Care Equipment -- 0.5%
1,955,000         5.50          NR/NR    Carestream Health, Inc., Term Loan, 2/8/17           $  1,835,012
   19,752         3.50          NR/NR    Fresenius SE, Tranche D2 Term Loan, 9/10/14                19,805
                                                                                              ------------
                                                                                              $  1,854,817
----------------------------------------------------------------------------------------------------------
                                         Health Care Facilities -- 3.2%
   50,669         2.56        BB-/Ba3    CHS/Community Health Systems, Non-
                                         Extended Term Loan, 7/25/14                          $     49,529
  846,450         6.50          B+/B1    Ardent Medical Services, Term Loan, 9/15/15               851,387
  984,825         2.56        BB-/Ba3    CHS/Community Health Systems, Non-
                                         Extended Term Loan, 7/25/14                               962,666
2,133,542         4.00        BB-/Ba3    Hanger Orthopedic Group, Inc., Term C Loan,
                                         12/1/16                                                 2,145,988
   83,654         2.56        BB+/Ba2    HCA, Inc., Tranche B1 Term Loan, 11/18/13                  83,630
1,450,619         3.56        BB+/Ba2    HCA, Inc., Tranche B2 Term Loan, 3/17/17                1,454,447
1,100,000         0.00          B/Ba3    IASIS Healthcare LLC, Term B Loan, 4/18/18              1,106,534
1,775,000         0.00          NR/NR    Kindred Healthcare, Inc., Term Loan, 2/7/18             1,772,227
  280,311         2.25          B/Ba3    United Surgical Partners International, Tranche
                                         B Term Loan, 4/21/14                                      276,807
   53,830         2.22          B/Ba3    United Surgical Partners International, Delayed
                                         Draw Term Loan, 4/19/14                                    53,158
2,297,594         4.00          NR/NR    Universal Health Services, Inc., Tranche B Term
                                         Loan, 11/30/16                                          2,313,031
                                                                                              ------------
                                                                                              $ 11,069,404
----------------------------------------------------------------------------------------------------------
                                         Health Care Services -- 6.7%
  944,063         6.50          NR/NR    AccentCare, Inc., Term Loan, 12/22/16                $    946,423
1,236,850         5.50          NR/NR    Alliance HealthCare Services, Initial Term Loan,
                                          6/1/16                                                 1,243,034
  428,914         5.50        BB-/Ba3    Butler Schein Animal, Term Loan, 11/30/16                 432,131
1,285,156         2.46          NR/NR    Catalent Pharma Solutions, Inc., Dollar Term
                                         Loan, 4/10/14                                           1,254,795
1,296,750         4.50         BB/Ba1    DaVita, Inc., Tranche B Term Loan, 10/20/16             1,310,517
1,000,000         0.00          B+/B1    Emergency Medical Services Corp., Initial Term
                                         Loan, 4/5/18                                            1,007,145

The accompanying notes are an integral part of these financial statements.

30    Pioneer Floating Rate Fund | Semiannual Report | 4/30/11

-------------------------------------------------------------------------------------------------------
Principal     Floating  S&P/Moody's
Amount ($)    Rate (b)  Ratings                                                            Value
-------------------------------------------------------------------------------------------------------
                                         Health Care Services -- (continued)
1,975,000         4.75        BB-/Ba2    Gentiva Health Services, Inc., Term B1 Loan,
                                         2/22/16                                           $  1,999,688
  498,750         4.75          NR/NR    inVentiv Health, Inc., Term B1 Loan, 8/4/16            501,556
1,000,000         1.63          NR/NR    inVentiv Health, Inc., Term B2 Loan, 8/4/16          1,005,001
1,192,508         4.75          NR/NR    inVentiv Health, Inc., Replacement Term Loan,
                                         5/7/16                                               1,201,451
  237,405         8.50           B/B1    NAMM Holdings, Inc., NAMM Term Loan,
                                         4/1/14                                                 239,383
1,765,000         7.00          B+/B1    National Mentor Holdings, Inc., Tranche B Term
                                         Loan, 1/18/17                                        1,747,350
1,702,970         8.25          NR/NR    National Surgical Hospitals, Inc., Initial Term
                                         Loan, 1/4/17                                         1,700,842
  643,500         7.25          NR/NR    Prime Healthcare Services, Term B Loan,
                                         4/28/15                                                632,239
  416,434         6.00         BB/Ba3    RehabCare Group, Inc., Term B Loan, 11/1/15            419,210
1,499,375         5.75          NR/NR    Renal Advantage Holdings, Inc., Tranche B Term
                                         Loan, 11/12/16                                       1,517,649
1,496,250         6.00         CCC/B3    Rural/Metro Operating Co. LLC, Term Loan,
                                         10/18/16                                             1,507,472
2,132,214         7.50         B+/Ba2    Sun HealthCare Group, Term Loan, 10/18/16            2,134,880
1,000,000         0.00          NR/NR    Surgery Center Holdings, Inc., Term Loan,
                                         9/20/16                                              1,008,750
1,246,875         7.75          NR/NR    Virtual Radiologic Corp., Term Loan, 11/3/16         1,246,875
                                                                                           ------------
                                                                                           $ 23,056,391
-------------------------------------------------------------------------------------------------------
                                         Health Care Supplies -- 0.3%
  481,250         2.23         BB/Ba2    Alere, Inc., 1st Lien Term Loan, 6/26/14          $    476,287
  156,021         3.54         BB-/B1    Bausch & Lomb, Inc., Parent Term Loan,
                                         4/24/15                                                156,352
   37,930         3.46         BB-/B1    Bausch & Lomb, Inc., Delayed Draw Term Loan,
                                         4/24/15                                                 38,011
  456,196         3.21         BB/Ba2    Biomet, Inc., Dollar Term Loan, 3/25/15                456,281
                                                                                           ------------
                                                                                           $  1,126,931
-------------------------------------------------------------------------------------------------------
                                         Health Care Technology -- 1.6%
1,496,250         5.75         B+/Ba3    Convatec, Inc., Dollar Term Loan, 12/1/16         $  1,504,666
  997,328         4.50          NR/NR    IMS Health, Inc., Tranche B Dollar Term Loan,
                                         8/31/17                                              1,004,496
1,916,260         5.25          NR/NR    MedAssets, Inc., Term Loan, 11/15/16                 1,936,221
1,007,679         6.25          NR/NR    Physician Oncology Services, Effective Date
                                         Term Loan, 2/10/17                                   1,005,159
                                                                                           ------------
                                                                                           $  5,450,542
-------------------------------------------------------------------------------------------------------
                                         Managed Health Care -- 0.1%
  237,405         8.50           B/B1    MMM Holdings, Inc., MMM Term Loan,
                                         4/14/15                                           $    239,383
                                                                                           ------------
                                         Total Health Care Equipment & Services            $ 42,797,468
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                  Pioneer Floating Rate Fund | Semiannual Report | 4/30/11    31

--------------------------------------------------------------------------------------------------------
Principal     Floating  S&P/Moody's
Amount ($)    Rate (b)  Ratings                                                             Value
--------------------------------------------------------------------------------------------------------
                                         PHARMACEUTICALS & BIOTECHNOLOGY -- 2.4%
                                         Biotechnology -- 1.9%
1,605,975         5.50          NR/NR    Axcan Intermediate Holdings, Inc., Term Loan,
                                         1/25/17                                            $  1,605,976
   34,579         3.50          NR/NR    Fresenius Kabi Pharmaceuticals Holding, Inc.,
                                         Tranche D1 Dollar Term Loan, 9/10/14                     34,741
2,275,000         0.00          NR/NR    Grifols, Inc., U.S. Tranche B Term Loan, 6/4/16       2,300,225
   57,418         6.50          NR/NR    Harvard Drug Group, Delayed Draw Term Loan,
                                         4/8/16                                                   57,418
  417,582         6.50          NR/NR    Harvard Drug Group, Closing Date Term Loan,
                                         4/7/16                                                  417,582
1,035,908         6.75         BB-/B1    HGI Holdings, Inc., Initial Term Loan, 7/27/16        1,046,701
  641,250         7.00          NR/NR    Ikaria Holdings, Inc., Term Loan, 5/14/16               632,433
  228,571         4.25         NR/Ba3    Warner Chilcott Corp., Term B1 Loan, 3/3/18             230,714
  114,286         4.25         NR/Ba3    Warner Chilcott Corp., Term B2 Loan, 3/3/18             115,357
  157,143         4.25         NR/Ba3    Warner Chilcott Corp., Term B3 Loan, 3/3/18             158,616
                                                                                            ------------
                                                                                            $  6,599,763
--------------------------------------------------------------------------------------------------------
                                         Pharmaceuticals -- 0.5%
1,590,960         2.46         BB/Ba1    Key Safety, 1st Lien Term Loan, 3/8/14             $  1,514,063
   48,905         3.56       BBB-/Ba1    Mylan Laboratories, U.S. Tranche B Term Loan,
                                         10/2/14                                                  49,183
                                                                                            ------------
                                                                                            $  1,563,246
                                                                                            ------------
                                         Total Pharmaceuticals & Biotechnology              $  8,163,009
--------------------------------------------------------------------------------------------------------
                                         DIVERSIFIED FINANCIALS -- 3.4%
                                         Consumer Finance -- 0.2%
  500,000         7.25          B+/B2    Springleaf Funding Co., Term Loan, 4/8/15          $    501,632
--------------------------------------------------------------------------------------------------------
                                         Diversified Financial Services -- 2.1%
  528,316         8.75          B-/B1    BNY ConvergEx Group, Term Loan, 12/16/17           $    542,845
  221,684         8.75          B-/B1    BNY ConvergEx Group, Term Loan, 11/29/17                227,780
1,056,633         0.00          B-/B1    BNY ConvergEx Group, 1st Lien Term Loan,
                                         12/16/16                                              1,066,274
  443,368         0.00          B-/B1    BNY ConvergEx Group, 1st Lien Term Loan,
                                         12/16/16                                                447,413
1,250,000         5.00          NR/NR    Kasima LLC, Incremental Term Loan, 3/25/17            1,251,563
1,100,000         5.00          NR/NR    Nexeo Solutions LLC, Initial Term Loan,
                                         8/25/17                                               1,107,334
1,295,007         5.31          B/Ba3    Vertrue, Inc., 1st Lien Term Loan, 8/18/14            1,165,507
1,470,000         6.25          NR/NR    WorldPay, Facility B2A Term Loan, 8/6/17              1,476,431
                                                                                            ------------
                                                                                            $  7,285,147
--------------------------------------------------------------------------------------------------------
                                         Investment Banking & Brokerage -- 0.0%
   96,137         5.25         B+/Ba3    LPL Holdings, Inc., 2017 Term Loan, 6/28/17        $     97,219
--------------------------------------------------------------------------------------------------------
                                         Multi-Sector Holding -- 0.3%
1,015,313         4.77          NR/NR    Fox Acquisition Sub LLC, Replacement Term
                                         Loan, 7/7/15                                       $  1,020,232
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

32    Pioneer Floating Rate Fund | Semiannual Report | 4/30/11

------------------------------------------------------------------------------------------------------
Principal     Floating  S&P/Moody's
Amount ($)    Rate (b)  Ratings                                                           Value
------------------------------------------------------------------------------------------------------
                                         Specialized Finance -- 0.8%
  221,642         3.81         BB+/B1    Asset Acceptance Capital Corp., Tranche B Term
                                         Loan, 6/12/13                                    $    220,533
  801,262         3.75       BBB-/Ba2    MSCI, Inc., Term B1 Loan, 3/14/17                     810,026
1,684,488         8.00          B-/B2    NCO Group, Inc., Term B Advance Loan,
                                         5/15/13                                             1,671,055
                                                                                          ------------
                                                                                          $  2,701,614
                                                                                          ------------
                                         Total Diversified Financials                     $ 11,605,844
------------------------------------------------------------------------------------------------------
                                         INSURANCE -- 1.2%
                                         Insurance Brokers -- 0.7%
  232,993         3.30          NR/NR    Alliant Holdings I, Inc., Term Loan, 8/21/14     $    231,828
  974,457         6.75          NR/NR    Alliant Holdings I, Inc., Tranche D Term Loan,
                                         8/21/14                                               986,637
   88,381         2.81           B/NR    HUB International Holdings, Delayed Draw Term
                                         Loan, 6/13/14                                          87,795
   98,500         6.75           B/NR    HUB International Holdings, Additional Term
                                         Loan, 6/13/14                                          98,808
  393,178         2.81           B/NR    HUB International Holdings, Initial Term Loan,
                                         6/13/14                                               390,573
  678,182         2.72           B/B2    USI Holdings Corp., Tranche B Term Loan,
                                         5/5/14                                                671,400
                                                                                          ------------
                                                                                          $  2,467,041
------------------------------------------------------------------------------------------------------
                                         Life & Health Insurance -- 0.4%
1,300,000         7.50           B/B1    CNO Financial Group, Inc., Term Loan,
                                         8/31/16                                          $  1,313,000
------------------------------------------------------------------------------------------------------
                                         Multi-Line Insurance -- 0.1%
  489,268         2.82          B-/NR    AmWINS Group, Inc., Initial Term Loan, 6/8/13    $    485,904
                                                                                          ------------
                                         Total Insurance                                  $  4,265,945
------------------------------------------------------------------------------------------------------
                                         REAL ESTATE -- 0.4%
                                         Real Estate Development -- 0.4%
1,237,500         7.50          B/Ba3    Ozburn-Hessey Holdings, 1st Lien Term Loan,
                                         4/7/16                                           $  1,259,156
                                                                                          ------------
                                         Total Real Estate                                $  1,259,156
------------------------------------------------------------------------------------------------------
                                         SOFTWARE & SERVICES -- 6.9%
                                         Application Software -- 2.2%
1,496,250         5.50          NR/NR    Applied Systems, Inc., 1st Lien Term Loan,
                                         12/8/16                                          $  1,506,848
1,090,000         4.00          NR/NR    NDS Group Plc, Tranche B Term Loan, 2/14/18         1,094,769
  982,925         1.97          B/Ba3    Nuance Communications, Term Loan, 3/29/13             979,700
   98,718         1.97          B/Ba3    Nuance Communications, Incremental Term
                                         Loan, 3/29/13                                          98,394
  372,642         4.31          B+/B1    Serena Software, Inc., 2016 Term Loan,
                                         3/11/13                                               371,477

The accompanying notes are an integral part of these financial statements.

                  Pioneer Floating Rate Fund | Semiannual Report | 4/30/11    33

----------------------------------------------------------------------------------------------------------
Principal     Floating  S&P/Moody's
Amount ($)    Rate (b)  Ratings                                                               Value
----------------------------------------------------------------------------------------------------------
                                         Application Software -- (continued)
1,750,000         0.00          B+/NR    Verint Systems, Inc., 2011 Term Loan,
                                         10/6/17                                              $  1,758,750
1,620,938         5.25         BB-/NR    Vertafore, Inc., 1st Lien Term Loan, 7/31/16            1,632,588
                                                                                              ------------
                                                                                              $  7,442,526
----------------------------------------------------------------------------------------------------------
                                         Data Processing & Outsourced Services -- 1.8%
1,000,000         5.50          B+/B1    CCC Information Services Group, Inc., Term
                                         Loan, 11/29/15                                       $  1,006,869
1,243,750         5.25       BBB-/Ba1    Fidelity National Information, Term B Loan,
                                         7/18/16                                                 1,254,633
  847,875         5.50          NR/NR    Fifth Third Bank Processing Solutions, Term B
                                         Loan, 10/28/16                                            856,672
   94,467         2.96         BB-/B1    First Data Corp., Non-Extending Term Loan,
                                         9/24/14                                                    89,883
  887,680         4.21        B-/Caa1    First Data Corp., 2018 Dollar Term Loan,
                                         3/24/18                                                   843,971
  952,381         7.00         BB-/B1    Global Cash Access Holdings, Inc., Term Loan,
                                         2/1/16                                                    965,476
1,292,133         2.71          NR/NR    Lender Processing Services, Term B Loan,
                                         7/1/14                                                  1,291,595
                                                                                              ------------
                                                                                              $  6,309,099
----------------------------------------------------------------------------------------------------------
                                         Internet Software & Services -- 0.4%
1,243,750         6.75          NR/NR    SAVVIS, Inc., Term Loan, 8/4/16                      $  1,254,439
----------------------------------------------------------------------------------------------------------
                                         IT Consulting & Other Services -- 0.2%
  365,536         2.31          NR/NR    Activant Solutions, Inc., Term B1 Loan, 5/2/13       $    364,508
  470,663         1.98         BB/Ba3    Sungard Data Systems, Inc., Tranche A U.S.
                                         Term Loan, 2/28/14                                        466,984
                                                                                              ------------
                                                                                              $    831,492
----------------------------------------------------------------------------------------------------------
                                         Systems Software -- 2.3%
  633,675         3.97          B+/B2    Infor Global Solutions, Original Delayed Draw
                                         Term Loan, 7/28/12                                   $    627,668
1,344,382         3.97          B+/B2    Infor Global Solutions, Original Initial U.S. Term
                                         Loan, 7/28/12                                           1,331,639
1,643,150         2.32        BB-/Ba3    Inverness Medical Innovations, Term Loan,
                                         2/14/13                                                 1,622,611
  880,000         3.75        BB-/Ba3    Reynolds & Reynolds Co., Tranche B Term Loan,
                                         3/9/18                                                    888,609
1,025,000         4.00          NR/NR    Rovi Corp., Tranche B Term Loan, 1/19/18                1,034,609
2,421,330         6.75          B+/B1    Telcordia Technologies, Term Loan, 4/9/16               2,429,653
                                                                                              ------------
                                                                                              $  7,934,789
                                                                                              ------------
                                         Total Software & Services                            $ 23,772,345
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

34    Pioneer Floating Rate Fund | Semiannual Report | 4/30/11

-------------------------------------------------------------------------------------------------------
Principal     Floating  S&P/Moody's
Amount ($)    Rate (b)  Ratings                                                            Value
-------------------------------------------------------------------------------------------------------
                                         TECHNOLOGY HARDWARE & EQUIPMENT -- 2.7%
                                         Communications Equipment -- 1.3%
2,000,000         5.00         BB/Ba2    CommScope, Inc., Term Loan, 1/3/18                $  2,022,912
  265,000         5.25          NR/NR    TowerCo LLC, Term Loan, 1/20/17                        267,098
                                                                                           ------------
                                                                                           $  2,290,010
-------------------------------------------------------------------------------------------------------
                                         Electronic Components -- 0.7%
  498,750         5.00         BB/Ba2    CPI International, Inc., Term B Loan, 11/24/17    $    503,738
   71,218         2.46         NR/Ba1    Flextronics Semiconductor, A1A Delayed Draw
                                         Term Loan, 10/1/14                                      70,950
    8,956         2.51        BB-/Ba2    Flextronics Semiconductor, A1B Delayed Draw
                                         Term Loan, 10/1/14                                       8,900
   53,646         2.46         NR/Ba1    Flextronics Semiconductor, A2 Delayed Draw
                                         Term Loan, 10/1/14                                      53,311
  347,556         2.49         NR/Ba1    Flextronics Semiconductor, A3 Delayed Draw
                                         Term Loan, 10/1/14                                     345,384
  346,558         2.49         NR/Ba1    Flextronics Semiconductor, Closing Date Term
                                         Loan, 10/1/14                                          345,259
  432,375         2.80          NR/NR    Generac Acquisition Corp., 1st Lien Term Loan,
                                         11/10/13                                               431,249
  498,750         5.00          NR/NR    Scitor Corp., Term Loan, 1/21/17                       500,620
                                                                                           ------------
                                                                                           $  2,259,411
-------------------------------------------------------------------------------------------------------
                                         Electronic Equipment & Instruments -- 0.1%
  257,615         3.72        BB-/Ba1    Itron, Inc., Dollar Term Loan, 4/18/14            $    259,440
-------------------------------------------------------------------------------------------------------
                                         Technology Distributors -- 0.6%
  671,625         6.50        BB-/Ba3    Excelitas Technologies Corp., New Term B Loan,
                                         11/29/16                                          $    676,662
  466,033         8.00          NR/B1    Securus Technologies, Term Loan, 10/30/14              473,023
                                                                                           ------------
                                                                                           $  1,149,685
                                                                                           ------------
                                         Total Technology Hardware & Equipment             $  5,958,546
-------------------------------------------------------------------------------------------------------
                                         SEMICONDUCTORS -- 1.5%
                                         Semiconductor Equipment -- 1.0%
1,281,922         4.31         B+/Ba3    Aeroflex, Inc., Tranche B1 Term Loan, 8/15/14     $  1,281,922
2,371,872         4.49          B-/NR    Freescale Semiconductor, Inc., Extended
                                         Maturity Term Loan, 12/1/16                          2,375,950
                                                                                           ------------
                                                                                           $  3,657,872
-------------------------------------------------------------------------------------------------------
                                         Semiconductors -- 0.5%
  602,756         4.75         BB/Ba2    Intersil Corp., Term Loan, 4/27/16                $    606,523
  997,500         4.00          NR/NR    Microsemi Corp., New Term Loan, 11/2/17              1,004,981
                                                                                           ------------
                                                                                           $  1,611,504
                                                                                           ------------
                                         Total Semiconductors                              $  5,269,376
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                  Pioneer Floating Rate Fund | Semiannual Report | 4/30/11    35

------------------------------------------------------------------------------------------------------
Principal     Floating  S&P/Moody's
Amount ($)    Rate (b)  Ratings                                                           Value
------------------------------------------------------------------------------------------------------
                                         TELECOMMUNICATION SERVICES -- 3.3%
                                         Alternative Carriers -- 0.6%
2,000,000         0.00          B/Ba3    PAETEC Holding Corp., Initial Term Loan,
                                         4/11/18                                          $  2,017,500
------------------------------------------------------------------------------------------------------
                                         Integrated Telecommunication Services -- 1.4%
  929,719         3.22          NR/NR    Telesat Canada, Inc., U.S. Term I Loan,
                                         10/31/14                                         $    930,300
   79,860         3.22          NR/NR    Telesat Canada, Inc., U.S. Term II Loan,
                                         10/31/14                                               79,910
1,739,654         3.50          B+/B1    TW Telecom Holdings, Inc., Term B2 Loan,
                                         12/30/16                                            1,749,439
  337,972         2.73        BB-/Ba3    West Corp., Term B2 Loan, 10/24/13                    337,418
1,263,468         4.59        BB-/Ba3    West Corp., Term B4 Loan, 7/15/16                   1,276,103
  354,887         4.61        BB-/Ba3    West Corp., Term B5 Loan, 7/15/16                     358,658
  293,250         3.02          NR/NR    Windsteam Corp., Tranche B2 Term Loan,
                                         12/17/15                                              294,768
                                                                                          ------------
                                                                                          $  5,026,596
------------------------------------------------------------------------------------------------------
                                         Wireless Telecommunication Services -- 1.3%
1,000,000         5.25         BB-/B1    Intelsat Jackson Holdings SA, Tranche B Term
                                         Loan, 4/3/18                                     $  1,011,172
   20,224         4.07          NR/NR    MetroPCS Wireless, Inc., Tranche B1 Term Loan,
                                         11/3/13                                                20,280
1,265,870         4.07          NR/NR    MetroPCS Wireless, Inc., Tranche B2 Term Loan,
                                         11/3/16                                             1,273,668
1,995,000         5.25         BB-/B1    Syniverse Holdings, Inc., Term Loan, 12/22/17       2,017,863
                                                                                          ------------
                                                                                          $  4,322,983
                                                                                          ------------
                                         Total Telecommunication Services                 $ 11,367,079
------------------------------------------------------------------------------------------------------
                                         UTILITIES -- 2.2%
                                         Electric Utilities -- 1.4%
1,375,000         5.75        BB-/Ba3    Equipower Resources Corp., Term B Facility
                                         Loan, 1/4/18                                     $  1,388,750
1,488,806         7.75          NR/NR    Race Point Power, Term Loan, 1/11/18                1,493,459
2,528,934         3.74       BBB-/Ba1    Texas Competitive Electric Holdings Co., 2017
                                         Term Loan, 10/10/17                                 2,030,734
                                                                                          ------------
                                                                                          $  4,912,943
------------------------------------------------------------------------------------------------------
                                         Independent Power Producers &
                                         Energy Traders -- 0.8%
1,450,000         4.50          B+/B1    Calpine Corp., Term Loan, 3/1/18                 $  1,465,301
   91,980         2.31          B+/B2    Mach Gen LLC, Synthetic LC Term Loan,
                                         2/22/13                                                86,001
  553,696         0.00        NR/Baa3    NRG Energy, Inc., Extended Maturity Term Loan,
                                         8/31/15                                               558,715

The accompanying notes are an integral part of these financial statements.

36    Pioneer Floating Rate Fund | Semiannual Report | 4/30/11

---------------------------------------------------------------------------------------------------------
Principal        Floating  S&P/Moody's
Amount ($)       Rate (b)  Ratings                                                           Value
---------------------------------------------------------------------------------------------------------
                                            Independent Power Producers &
                                            Energy Traders -- (continued)
      446,304        0.00        NR/Baa3    NRG Energy, Inc., Extended Maturity Term Loan,
                                            8/31/15                                          $    450,350
                                                                                             ------------
                                                                                             $  2,560,367
                                                                                             ------------
                                            Total Utilities                                  $  7,473,310
---------------------------------------------------------------------------------------------------------
                                            TOTAL SENIOR FLOATING RATE
                                            LOAN INTERESTS
                                            (Cost $279,779,669)                              $282,885,973
---------------------------------------------------------------------------------------------------------
                                            TEMPORARY CASH INVESTMENTS -- 13.6%
                                            Repurchase Agreements -- 13.6%
   23,275,000                     NR/Aaa    BNP Paribas Securities, Inc., 0.05%, dated
                                            4/29/11, repurchase price of $23,275,000
                                            plus accrued interest on 5/2/11 collateralized
                                            by $23,740,500 Government National
                                            Mortgage Association I, 5.5%, 12/15/39           $ 23,275,000
   23,275,000                     NR/Aaa    Deutschebank, 0.04%, dated 4/29/11,
                                            repurchase price of $23,275,000 plus accrued
                                            interest on 5/2/11 collateralized by
                                            $23,740,500 Federal National Mortgage
                                            Association, 5.5-7.0%, 8/1/37-2/1/38               23,275,000
                                                                                             ------------
                                                                                             $ 46,550,000
---------------------------------------------------------------------------------------------------------
                                            TOTAL TEMPORARY CASH INVESTMENTS
                                            (Cost $46,550,000)                               $ 46,550,000
---------------------------------------------------------------------------------------------------------
                                            TOTAL INVESTMENT IN SECURITIES -- 107.1%
                                            (Cost $362,647,234) (a)                          $366,474,861
---------------------------------------------------------------------------------------------------------
                                            OTHER ASSETS AND LIABILITIES -- (7.1)%           $(24,150,474)
---------------------------------------------------------------------------------------------------------
                                            TOTAL NET ASSETS -- 100.0%                       $342,324,387
=========================================================================================================

*       Non-income producing security.

NR      Not rated by either S&P or Moody's.

WR      Withdrawn rating.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At April 30, 2011, the value of these securities amounted to $3,589,747 or 1.0% of total net assets.

** Senior floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered Rate), (ii) the prime rate offered by one or more major United States banks, (iii) the certificate of deposit or (iv) other base lending rates used by commercial lenders. The rate shown is the coupon rate at period end.

The accompanying notes are an integral part of these financial statements.

                  Pioneer Floating Rate Fund | Semiannual Report | 4/30/11    37

(a) At April 30, 2011, the net unrealized gain on investments based on cost for federal income tax purposes of $365,703,442 was as follows:

          Aggregate gross unrealized gain for all investments in
            which there is an excess of value over tax cost           $4,814,191
          Aggregate gross unrealized loss for all investments in
            which there is an excess of tax cost over value           (4,042,772)
                                                                      ----------
          Net unrealized gain                                         $  771,419
                                                                      ==========

(b) Debt obligation with a variable interest rate. Rate shown is rate at end of period.

Purchases and sales of securities (excluding temporary cash investments) for the six months ended April 30, 2011 aggregated $264,637,280 and $59,256,806, respectively.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

Highest priority is given to Level 1 inputs and lowest priority is given to Level 3.

  Level 1 -- quoted prices in active markets for identical securities

  Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

  Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments)

The following is a summary of the inputs used as of April 30, 2011, in valuing the Fund's assets:

------------------------------------------------------------------------------------------------
                                          Level 1      Level 2           Level 3      Total
 Convertible Corporate Bonds             $     --    $  1,685,000       $    --     $  1,685,000
 Preferred Stocks                         117,950              --            --          117,950
 Common Stocks                                 --         164,692        39,836          204,528
 Asset Backed Securities                       --       4,886,982            --        4,886,982
 Collateralized Mortgage Obligations           --       1,624,670            --        1,624,670
 Corporate Bonds                               --      24,172,959            --       24,172,959
 Municipal Bonds                               --       4,346,799            --        4,346,799
 Senior Floating Rate Loan Interests           --     282,885,973            --      282,885,973
 Temporary Cash Investments                    --      46,550,000            --       46,550,000
------------------------------------------------------------------------------------------------
 Total                                   $117,950    $366,317,075       $39,836     $366,474,861
=================================================================================================
 Other Financial Instruments*            $     --    $   (188,061)           --     $   (188,061)
------------------------------------------------------------------------------------------------

*  Other financial instruments include foreign exchange contracts


The accompanying notes are an integral part of these financial statements.

38    Pioneer Floating Rate Fund | Semiannual Report | 4/30/11

Following is a reconciliation of assets using significant unobservable inputs (Level 3):

-----------------------------------------------------------------------------------------------
                                                                   Senior
                                                                   Floating
                                                       Common      Rate Loan
                                                       Stocks      Interests        Total
-----------------------------------------------------------------------------------------------
 Balance as of 10/31/10                                $39,836      $  338,403      $  378,239
 Realized gain (loss)(1)                                    --              --              --
 Change in unrealized appreciation (depreciation)(2)        --         (23,193)        (23,193)
 Net purchases (sales)                                      --          (9,169)         (9,169)
 Transfers in and out of Level 3*                           --        (306,041)       (306,041)
-----------------------------------------------------------------------------------------------
 Balance as of 4/30/11                                 $39,836      $       --      $   39,836
===============================================================================================

1 Realized gain (loss) on these securities is included in the net realized gain (loss) from investments in the Statement of Operations.

2 Unrealized appreciation (depreciation) on these securities is included in the change in unrealized gain (loss) on investments in the Statement of Operations.

*  Transfers are calculated at date of transfer


The accompanying notes are an integral part of these financial statements.

                  Pioneer Floating Rate Fund | Semiannual Report | 4/30/11    39

Statement of Assets and Liabilities | 4/30/11 (unaudited)

ASSETS:
  Investment in securities (cost $362,647,234)                            $366,474,861
  Cash                                                                       3,017,064
  Foreign currencies, at value (cost $582,840)                                 607,532
  Receivables --
   Investment securities sold                                                   83,262
   Fund shares sold                                                          4,625,610
   Dividends and interest                                                    1,367,854
   Due from Pioneer Investment Management, Inc.                                  4,854
  Other                                                                         59,526
---------------------------------------------------------------------------------------
     Total assets                                                         $376,240,563
---------------------------------------------------------------------------------------
LIABILITIES:
  Payables --
   Investment securities purchased                                        $ 31,784,912
   Fund shares repurchased                                                   1,594,106
   Dividends                                                                   223,473
   Forward foreign currency portfolio hedge contracts, open-net                188,061
  Due to affiliates                                                             46,182
  Unrealized depreciation on unfunded corporate loans                            4,200
  Accrued expenses                                                              75,242
---------------------------------------------------------------------------------------
     Total liabilities                                                    $ 33,916,176
---------------------------------------------------------------------------------------
NET ASSETS:
  Paid-in capital                                                         $339,427,201
  Distributions in excess of net investment income                             (18,523)
  Accumulated net realized loss on investments and foreign
   currency transactions                                                      (712,324)
  Net unrealized gain on investments                                         3,831,827
  Net unrealized loss on forward foreign currency contracts and other
   assets and liabilities denominated in foreign currencies                   (203,794)
---------------------------------------------------------------------------------------
     Total net assets                                                     $342,324,387
=======================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $195,531,882/28,113,858 shares)                       $       6.95
  Class C (based on $70,930,006/10,189,402 shares)                        $       6.96
  Class Y (based on $75,862,499/10,877,913 shares)                        $       6.97
MAXIMUM OFFERING PRICE:
  Class A ($6.95 [divided by] 95.5%)                                      $       7.28
=======================================================================================

The accompanying notes are an integral part of these financial statements.

40    Pioneer Floating Rate Fund | Semiannual Report | 4/30/11

Statement of Operations (unaudited)

For the Six Months Ended 4/30/11

INVESTMENT INCOME:
  Dividends                                                      $    2,533
  Interest                                                        6,578,903
---------------------------------------------------------------------------------------------
     Total investment income                                                      $6,581,436
---------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                                $  713,348
  Transfer agent fees and expenses
   Class A                                                           29,854
   Class C                                                           10,230
   Class Y                                                            5,008
  Distribution fees
   Class A                                                          182,423
   Class C                                                          233,676
  Shareholder communications expense                                 53,616
  Administrative fees                                                36,002
  Custodian fees                                                     26,465
  Registration fees                                                  39,170
  Professional fees                                                  32,730
  Printing expense                                                   24,000
  Fees and expenses of nonaffiliated trustees                         3,582
  Miscellaneous                                                      34,144
---------------------------------------------------------------------------------------------
     Total expenses                                                               $1,424,248
     Less fees waived and expenses reimbursed by
       Pioneer Investment Management, Inc.                                            (4,854)
---------------------------------------------------------------------------------------------
     Net expenses                                                                 $1,419,394
---------------------------------------------------------------------------------------------
       Net investment income                                                      $5,162,042
---------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY
TRANSACTIONS:
  Net realized gain (loss) on:
   Investments                                                   $  679,610
   Forward foreign currency contracts and other assets
     and liabilities denominated in foreign currencies              (67,925)      $  611,685
---------------------------------------------------------------------------------------------
  Change in net unrealized gain (loss) on:
   Investments                                                   $1,953,459
   Unfunded corporate loans                                          (6,421)
   Forward foreign currency contracts and other assets
     and liabilities denominated in foreign currencies             (203,794)      $1,743,244
---------------------------------------------------------------------------------------------
  Net gain on investments and foreign currency transactions                       $2,354,929
---------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                            $7,516,971
=============================================================================================

The accompanying notes are an integral part of these financial statements.

                  Pioneer Floating Rate Fund | Semiannual Report | 4/30/11    41

Statements of Changes in Net Assets

For the Six Months Ended 4/30/11 and the Year Ended 10/31/10, respectively

--------------------------------------------------------------------------------------------
                                                            Six Months
                                                            Ended
                                                            4/30/11            Year Ended
                                                            (unaudited)        10/31/10
--------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                       $  5,162,042       $  3,575,754
Net realized gain on investments and foreign currency
  transactions                                                   611,685            666,674
Change in net unrealized gain on investments and foreign
  currency transactions                                        1,743,244          2,601,004
--------------------------------------------------------------------------------------------
   Net increase in net assets resulting from operations     $  7,516,971       $  6,843,432
--------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
   Class A ($0.15 and $0.32 per share, respectively)        $ (3,222,652)      $ (2,329,063)
   Class C ($0.13 and $0.26 per share, respectively)            (847,083)          (657,462)
   Class Y ($0.16 and $0.33 per share, respectively)          (1,057,651)          (648,259)
--------------------------------------------------------------------------------------------
     Total distributions to shareowners                     $ (5,127,386)      $ (3,634,784)
--------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                            $242,165,402       $132,808,051
Reinvestment of distributions                                  4,097,769          2,205,306
Cost of shares repurchased                                   (40,809,936)       (56,402,730)
--------------------------------------------------------------------------------------------
   Net increase in net assets resulting from
     Fund share transactions                                $205,453,235       $ 78,610,627
--------------------------------------------------------------------------------------------
   Net increase in net assets                               $207,842,820       $ 81,819,275
NET ASSETS:
Beginning of period                                          134,481,567         52,662,292
--------------------------------------------------------------------------------------------
End of period                                               $342,324,387       $134,481,567
--------------------------------------------------------------------------------------------
Distributions in excess of net investment income            $    (18,523)      $    (53,179)
--------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

42    Pioneer Floating Rate Fund | Semiannual Report | 4/30/11

                                     '11 Shares      '11 Amount          '10 Shares      '10 Amount
                                     (unaudited)     (unaudited)
Class A
Shares sold                          18,101,918     $125,417,525          13,967,799     $94,637,506
Reinvestment of distributions           388,679        2,695,815             246,024       1,663,322
Less shares repurchased              (3,930,031)     (27,261,999)         (4,815,258)    (32,448,645)
----------------------------------------------------------------------------------------------------
   Net increase                      14,560,566     $100,851,341           9,398,565     $63,852,183
====================================================================================================
Class C
Shares sold                           7,079,917     $ 49,106,360           3,236,798     $21,901,053
Reinvestment of distributions           102,104          709,337              49,493         334,915
Less shares repurchased                (439,444)      (3,044,113)         (1,847,449)    (12,467,892)
----------------------------------------------------------------------------------------------------
   Net increase                       6,742,577     $ 46,771,584           1,438,842     $ 9,768,076
====================================================================================================
Class Y
Shares sold                           9,727,152     $ 67,641,517           2,392,111     $16,269,492
Reinvestment of distributions            99,510          692,617              30,491         207,069
Less shares repurchased              (1,510,490)     (10,503,824)         (1,697,930)    (11,486,193)
----------------------------------------------------------------------------------------------------
   Net increase                       8,316,172     $ 57,830,310             724,672     $ 4,990,368
====================================================================================================

The accompanying notes are an integral part of these financial statements.

                  Pioneer Floating Rate Fund | Semiannual Report | 4/30/11    43

Financial Highlights

-----------------------------------------------------------------------------------------------------------------------------------
                                                                     Six Months
                                                                     Ended
                                                                     4/30/11       Year Ended  Year Ended  Year Ended  2/14/07 (a)
                                                                     (unaudited)   10/31/10    10/31/09    10/31/08    to 10/31/07
-----------------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                                 $   6.87      $  6.58     $  5.64     $  7.29     $  7.50
-----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                               $   0.16      $  0.31     $  0.32     $  0.40     $  0.32
 Net realized and unrealized gain (loss) on investments and foreign
  currency transactions                                                  0.07         0.30        0.95       (1.62)      (0.23)
-----------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) in net assets from investment operations   $   0.23      $  0.61     $  1.27     $ (1.22)    $  0.09
Distributions to shareowners:
 Net investment income                                               $  (0.15)     $ (0.32)    $ (0.33)    $ (0.43)    $ (0.30)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                       $   6.95      $  6.87     $  6.58     $  5.64     $  7.29
===================================================================================================================================
Total return*                                                            3.42%        9.44%      23.50%     (17.57)%      1.21%(b)
Ratio of net expenses to average net assets+                             1.09%**      1.10%       1.10%       1.10%       1.10%**
Ratio of net investment income to average net assets+                    4.45%**      4.48%       5.26%       5.85%       6.31%**
Portfolio turnover rate                                                    52%**        37%         23%         30%         49%(b)
Net assets, end of period (in thousands)                             $195,532      $93,183     $27,333     $ 9,130     $11,216
Ratios with no waiver of fees and assumption of expenses by the
 Adviser and no reduction for fees paid indirectly:
 Net expenses                                                            1.10%**      1.29%       1.58%       1.40%       1.47%**
 Net investment income                                                   4.44%**      4.30%       4.78%       5.55%       5.94%**
Ratios with waiver of fees and assumption of expenses by the
 Adviser and reduction for fees paid indirectly:
 Net expenses                                                            1.09%**      1.10%       1.10%       1.10%       1.10%**
 Net investment income                                                   4.45%**      4.48%       5.26%       5.85%       6.31%**
===================================================================================================================================

(a)  Class A shares were first publicly offered on February 14, 2007.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
**   Annualized.
(b)  Not annualized.
+    Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

44  Pioneer Floating Rate Fund | Semiannual Report | 4/30/11

                                                                     Six Months
                                                                     Ended
                                                                     4/30/11      Year Ended   Year Ended   Year Ended   2/14/07 (a)
                                                                     (unaudited)  10/31/10     10/31/09     10/31/08     to 10/31/07
Class C
Net asset value, beginning of period                                 $  6.87      $  6.58      $  5.63      $  7.29      $  7.50
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                               $  0.13      $  0.25      $  0.27      $  0.34      $  0.28
 Net realized and unrealized gain (loss) on investments and foreign
  currency transactions                                                 0.08         0.30         0.96        (1.63)       (0.23)
------------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) in net assets from investment operations   $  0.21      $  0.55      $  1.23      $ (1.29)     $  0.05
Distributions to shareowners:
 Net investment income                                               $ (0.13)     $ (0.26)     $ (0.28)     $ (0.37)     $ (0.26)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                       $  6.96      $  6.87      $  6.58      $  5.63      $  7.29
====================================================================================================================================
Total return*                                                           3.15%        8.47%       22.63%      (18.46)%       0.70%(b)
Ratio of net expenses to average net assets+                            1.86%**      2.00%        2.00%        2.00%        2.00%**
Ratio of net investment income to average net assets+                   3.67%**      3.59%        4.60%        4.96%        5.38%**
Portfolio turnover rate                                                   52%**        37%          23%          30%          49%(b)
Net assets, end of period (in thousands)                             $70,930      $23,703      $13,219      $ 9,040      $10,959
Ratios with no waiver of fees and assumption of expenses by the
 Adviser and no reduction for fees paid indirectly:
 Net expenses                                                           1.86%**      2.04%        2.29%        2.30%        2.32%**
 Net investment income                                                  3.67%**      3.55%        4.31%        4.66%        5.06%**
Ratios with waiver of fees and assumption of expenses by the
 Adviser and reduction for fees paid indirectly:
 Net expenses                                                           1.86%**      2.00%        2.00%        2.00%        2.00%**
 Net investment income                                                  3.67%**      3.59%        4.60%        4.96%        5.38%**
====================================================================================================================================

(a)  Class C shares were first publicly offered on February 14, 2007.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
**   Annualized.
(b)  Not annualized.
+    Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

                    Pioneer Floating Rate Fund | Semiannual Report | 4/30/11  45

                                                                      Six Months
                                                                      Ended
                                                                      4/30/11      Year Ended   Year Ended  Year Ended   2/14/07 (a)
                                                                      (unaudited)  10/31/10     10/31/09    10/31/08     to 10/31/07
Class Y
Net asset value, beginning of period                                  $  6.89      $  6.59      $  5.64     $  7.29      $ 7.50
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                                $  0.17      $  0.32      $  0.32     $  0.40      $ 0.33
 Net realized and unrealized gain (loss) on investments and foreign
  currency transactions                                                  0.07         0.31         0.96       (1.62)      (0.24)
------------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) in net assets from investment operations    $  0.24      $  0.63      $  1.28     $ (1.22)     $ 0.09
Distributions to shareowners:
 Net investment income                                                $ (0.16)     $ (0.33)     $ (0.33)    $ (0.43)     $(0.30)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                        $  6.97      $  6.89      $  6.59     $  5.64      $ 7.29
====================================================================================================================================
Total return*                                                            3.55%        9.71%       23.70%     (17.53)%      1.24%(b)
Ratio of net expenses to average net assets+                             0.84%**      0.92%        1.09%       1.08%       1.11%**
Ratio of net investment income to average net assets+                    4.73%**      4.67%        5.58%       5.82%       6.27%**
Portfolio turnover rate                                                    52%**        37%          23%         30%         49%(b)
Net assets, end of period (in thousands)                              $75,862      $17,659      $12,109     $10,491      $9,730
Ratios with no waiver of fees and assumption of expenses by the
 Adviser and no reduction for fees paid indirectly:
 Net expenses                                                            0.84%**      0.95%        1.24%       1.27%       1.32%**
 Net investment income                                                   4.73%**      4.67%        5.43%       5.63%       6.06%**
Ratios with waiver of fees and assumption of expenses by the
 Adviser and reduction for fees paid indirectly:
 Net expenses                                                            0.84%**      0.92%        1.09%       1.08%       1.11%**
 Net investment income                                                   4.73%**      4.67%        5.58%       5.82%       6.27%**
====================================================================================================================================

(a)  Class Y shares were first publicly offered on February 14, 2007.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
**   Annualized.
(b)  Not annualized.
+    Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

46  Pioneer Floating Rate Fund | Semiannual Report | 4/30/11

Notes to Financial Statements | 4/30/11 (unaudited)

1. Organization and Significant Accounting Policies

Pioneer Floating Rate Fund (the Fund) is a series of Pioneer Series Trust VI, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The investment objective of the Fund is to produce a high level of current income.

The Fund offers three classes of shares designated as Class A, Class C, and Class Y shares. Class A, Class C and Class Y shares were first publicly offered on February 14, 2007. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund invests in below investment grade (high yield) debt securities. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. These securities involve greater risk of loss, are subject to greater price volatility, and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities. The Fund's investments in foreign markets or countries with limited developing markets may also subject the Fund to a greater degree of risk than investments in a developed market. Risks associated with these markets include disruptive political or economic conditions and the possible imposition of adverse governmental laws or currency exchange restrictions. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

                  Pioneer Floating Rate Fund | Semiannual Report | 4/30/11    47

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A. Security Valuation

   Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
   (NYSE) is open, as of the close of regular trading on the NYSE. Senior floating rate loan interests (senior loans) are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation. Senior loans for which no reliable price quotes are available will be valued by Loan Pricing Corporation through the use of pricing matrices to determine valuations. Fixed-income securities with remaining maturity of more than sixty days are valued at prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by values obtained from dealers and other sources, as required. Equity securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices. Securities or loans for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued using fair value methods pursuant to procedures adopted by the Board of Trustees.

   Trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times.

   The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Thus, the valuation of the Fund's securities may differ from exchange prices.

48    Pioneer Floating Rate Fund | Semiannual Report | 4/30/11

   At April 30, 2011, one security was valued using fair value methods (in addition to securities valued using prices supplied by independent pricing services) representing 0% of net assets. Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost.

   Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.

   Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

   Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B. Federal Income Taxes

   It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. Tax years for the prior three fiscal years are subject to examination by tax authorities.

   The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of the Fund's distributions may be shown in the accompanying financial statements as from or in excess of net investment income or as from net realized gain on investment transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.

                  Pioneer Floating Rate Fund | Semiannual Report | 4/30/11    49

   The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended October 31, 2010 was as follows:

   -----------------------------------------------------------------------------
                                                                           2010
   -----------------------------------------------------------------------------
   Distributions paid from:
   Ordinary income                                                   $3,634,784
   -----------------------------------------------------------------------------
      Total                                                          $3,634,784
   =============================================================================

  The following shows the components of distributable earnings on a federal income tax basis at October 31, 2010:

   -----------------------------------------------------------------------------
                                                                           2010
   -----------------------------------------------------------------------------
   Distributable earnings:
   Undistributed ordinary income                                        $75,477
   Capital loss carryforward                                         (1,317,201)
   Current year dividend payable                                        (79,256)
   Unrealized appreciation                                            1,828,581
   -----------------------------------------------------------------------------
      Total                                                            $507,601
   =============================================================================

   The difference between book-basis and tax-basis unrealized appreciation is attributable to the tax deferral of losses on wash sales, tax treatment of premium and adjustments relating to catastrophe bonds.

C. Forward Foreign Currency Contracts

   The Fund may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 6).

D. Fund Shares

   The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A (UniCredit), earned $75,333 in underwriting commissions on the sale of Class A shares during the six months ended April 30, 2011.

50    Pioneer Floating Rate Fund | Semiannual Report | 4/30/11

E. Class Allocations

   Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

   Distribution fees are calculated based on the average daily net asset value attributable to Class A and Class C shares of the Fund, respectively (see
   Note 4). Class Y shares do not pay distribution fees. All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

   The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C and Class Y shares can reflect different transfer agent and distribution expense rates.

F. Repurchase Agreements

   With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a subcustodian of the Fund. The Fund's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.60% of the Fund's average daily net assets up to $500 million and 0.55% of the excess over $500 million. For the six months ended April 30, 2011, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.60% of the Fund's average daily net assets.

PIM has contractually agreed to limit ordinary operating expenses to the extent required to reduce Fund expenses to 1.10% and 2.00% of the Fund's average daily net assets attributable to Class A and Class C shares, respectively. Expenses waived during the period ended April 30, 2011, are reflected on the Statement of Operations. These expense limitations are in effect through

                  Pioneer Floating Rate Fund | Semiannual Report | 4/30/11    51

March 1, 2012. There can be no assurance that PIM will extend the expense limitation agreement for a class of shares beyond the date referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $20,117 in management fees, administrative costs and certain other reimbursements payable to PIM at April 30, 2011.

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

In addition, the Fund reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts. For the six months ended April 30, 2011, such out-of-pocket expenses by class of shares were as follows:

------------------------------------------------------------------------------
 Shareholder Communications:
------------------------------------------------------------------------------
 Class A                                                               $31,023
 Class C                                                                11,364
 Class Y                                                                11,229
------------------------------------------------------------------------------
    Total                                                              $53,616
==============================================================================

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $19,533 in transfer agent fees and out-of-pocket reimbursements payable to PIMSS at April 30, 2011.

4. Distribution Plan

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A and Class C shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $6,532 in distribution fees payable to PFD at April 30, 2011.

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may

52    Pioneer Floating Rate Fund | Semiannual Report | 4/30/11
be imposed on redemptions of certain net asset value purchases of Class A shares within 18 months of purchase (within 12 months for purchases made on or after April 1, 2009). Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchases as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y shares. Proceeds from the CDSCs are paid to PFD. For the six months ended April 30, 2011, CDSCs in the amount of $29,583 were paid to PFD.

5. Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS resulting in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the six months ended April 30, 2011, the Fund's expenses were not reduced under such arrangements.

6. Forward Foreign Currency Contracts

At April 30, 2011, the Fund had entered into various forward foreign currency contracts that obligate the Fund to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency contract, the Fund may close out such contract by entering into an offsetting contract. The average value of contracts open during the six months ended April 30, 2011 was $2,051,429. Open portfolio hedges at April 30, 2011 were as follows:

----------------------------------------------------------------------------------------------------
                      Net                                                                 Net
                      Contracts to     In Exchange       Settlement                       Unrealized
 Currency             deliver          For USD           Date            Value            Gain (Loss)
----------------------------------------------------------------------------------------------------
 EUR
  (Euro)              (2,350,000)      $(3,311,822)      6/30/11         $(3,480,928)     $(169,106)
 NOK
  (Norwegian Krone)   (1,520,000)         (269,913)      6/30/11            (288,868)       (18,955)
----------------------------------------------------------------------------------------------------
    Total                                                                                 $(188,061)
====================================================================================================

At April 30, 2011, the Fund had no outstanding settlement hedges.

7. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), participates in a $165 million committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. Interest on borrowings is payable at the higher of the London Interbank Offered Rate (LIBOR) on the borrowing date plus 1.25% on an annualized basis or the Federal Funds Rate on the borrowing date plus 1.25% on an

                  Pioneer Floating Rate Fund | Semiannual Report | 4/30/11    53
annualized basis. The Funds pay an annual commitment fee for this facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the six months ended April 30, 2011, the Fund had no borrowings under this agreement.

8. Unfunded Loan Commitments

As of April 30, 2011, the Fund had unfunded loan commitments of approximately $3,413,218 (excluding unrealized appreciation on those commitments of $4,200 as of April 30, 2011), which could be extended at the option of the borrower pursuant to the following loan agreements:

-------------------------------------------------------------------------------
                                                                    Unfunded
 Borrower                                                           Commitment
-------------------------------------------------------------------------------
 CB Richard Ellis Services, Incremental Tranche D Term              $1,000,000
 CB Richard Ellis Services, Incremental Tranche C Term              $1,000,000
 Excelitas Technologies Corp, Delayed Draw Term Loan                $1,000,000
 National Security Hospitals, Delayed Draw Term Loan                $  298,422
 Physicians Oncology, Delayed Draw Term Loan                        $  114,796
-------------------------------------------------------------------------------
    Total                                                           $3,413,218
===============================================================================

In addition the Fund had the following bridge loan commitments outstanding as of April 30, 2011:

-------------------------------------------------------------------------------------------------------
                                                                                             Net
                                                                                             Unrealized
 Loan                                         Shares        Cost            Value            Gain
-------------------------------------------------------------------------------------------------------
 Endo Pharmaceuticals Holdings,
  Bridge Loan, 4/10/12                        1,350,000     $1,350,000      $1,350,000       $ --
 Emergency Medical Services Corporation,
  Bridge Loan (First Lien), 8/19/11           1,500,000     $1,500,000      $1,500,000       $ --
-------------------------------------------------------------------------------------------------------
 Kindred HealthCare Inc., Senior
  Unsecured Bridge Loan, 3/4/19               1,000,000     $1,000,000      $1,000,000       $ --
-------------------------------------------------------------------------------------------------------
 Silgan Holdings Inc., Senior Subordinated
  Bridge Loan, 4/27/12                        1,525,000     $1,525,000      $1,525,000       $ --
-------------------------------------------------------------------------------------------------------
 EchoStar Satellite Services, LLC, Senior
  Secured Bridge Loan, 2/13/12                1,450,000     $1,450,000      $1,450,000       $ --
-------------------------------------------------------------------------------------------------------
 EchoStar Satellite Services, LLC, Senior
  Secured Bridge Loan, 2/13/12                700,000       $  700,000      $  700,000       $ --
-------------------------------------------------------------------------------------------------------
    Total                                                                                    $ --
=======================================================================================================

54    Pioneer Floating Rate Fund | Semiannual Report | 4/30/11

9. Additional Disclosures about Derivative Instruments and Hedging Activities

Values of derivative instruments as of April 30, 2011 were as follows:

-----------------------------------------------------------------------------------------------
Derivatives Not
Accounted for as
Hedging Instruments
Under Accounting                Asset Derivatives 2011          Liabilities Derivatives 2011
Standards Codification          ---------------------------------------------------------------
(ASC) 815 (formerly FASB        Balance Sheet                   Balance Sheet
Statement 133)                  Location               Value    Location           Value
-----------------------------------------------------------------------------------------------
 Foreign Exchange Contracts     Receivables            $ --     Payables*          $188,061
-----------------------------------------------------------------------------------------------
    Total                                              $ --                        $188,061
===============================================================================================

* Foreign exchange contracts are shown as a net payable on the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the six months ended April 30, 2011 was as follows:

-------------------------------------------------------------------------------------------------------
Derivatives Not
Accounted for as                                                                        Change in
Hedging Instruments                                                       Realized      Unrealized
Under Accounting                                                          Loss on       Gain or (Loss)
Standards Codification         Location of Gain or (Loss)                 Derivatives   on Derivatives
(ASC) 815 (formerly FASB       on Derivatives Recognized                  Recognized    Recognized
Statement 133)                 in Income                                  in Income     in Income
------------------------------------------------------------------------------------------------------
Foreign Exchange Contracts     Net realized loss on forward foreign       $(8,322)
                               currency contracts and other assets
                               and liabilities denominated in foreign
                               currencies
Foreign Exchange Contracts     Change in unrealized gain (loss) on                       $(188,061)
                               forward foreign currency contracts and
                               other assets and liabilities denominated
                               in foreign currencies

10. Subsequent Events

In preparing these financial statements, PIM has evaluated the impact of all events and transactions for potential recognition or disclosure and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

                  Pioneer Floating Rate Fund | Semiannual Report | 4/30/11    55

Approval of Investment Advisory Agreement

Pioneer Investment Management, Inc. (PIM) serves as the investment adviser to Pioneer Floating Rate Fund (the Fund) pursuant to an investment advisory agreement between PIM and the Fund. In order for PIM to remain the investment adviser of the Fund, the Trustees of the Fund must determine annually whether to renew the investment advisory agreement for the Fund.

The contract review process began in March 2010 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process. In July 2010, the Trustees approved the format of the contract review materials and submitted their formal request to PIM to furnish information necessary to evaluate the terms of the investment advisory agreement. The contract review materials were provided to the Trustees in July 2010 and September 2010. After reviewing and discussing the materials, the Trustees submitted a request for additional information to PIM, and materials were provided in response to this request. Meetings of the Independent Trustees of the Fund were held in July, September, October, and November, 2010 to review and discuss the contract review materials. In addition, the Trustees took into account the information related to the Fund provided to the Trustees at each regularly scheduled meeting.

At a meeting held on November 16, 2010, based on their evaluation of the information provided by PIM and third parties, the Trustees of the Fund, including the Independent Trustees voting separately, unanimously approved the renewal of the investment advisory agreement for another year. In considering the renewal of the investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Services
The Trustees considered the nature, extent and quality of the services that had been provided by PIM to the Fund, taking into account the investment objective and strategy of the Fund. The Trustees reviewed the terms of the investment advisory agreement. The Trustees also reviewed PIM's investment approach for the Fund, its research process and its process for trade execution. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Fund. The Trustees considered the non-investment resources and personnel of PIM involved in PIM's services to the Fund, including PIM's compliance and legal resources and personnel. In addition, the Trustees considered the arrangements put in place to retain key investment and other personnel. The Trustees also considered the substantial

56    Pioneer Floating Rate Fund | Semiannual Report | 4/30/11
attention and high priority given by PIM's senior management to the Pioneer fund complex.

The Trustees considered that PIM supervises and monitors the performance of the Fund's service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund's business management and operations. The Trustees also considered that, as administrator, PIM is responsible for the administration of the Fund's business and other affairs. The Trustees considered the fees paid to PIM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by PIM to the Fund were satisfactory and consistent with the terms of the investment advisory agreement.

Performance of the Fund
The Trustees considered the performance results of the Fund over various time periods. They reviewed information comparing the Fund's performance with the performance of its peer group of funds as classified by Morningstar, Inc. (Morningstar), an independent provider of investment company data, and with the performance of the Fund's benchmark index. The Trustees considered that the Fund's annualized total return was in the fourth quintile of its Morningstar category for the one year period ended June 30, 2010, and in the first quintile of its Morningstar category for the three year period ended June 30, 2010. (In all quintile rankings referred to throughout this disclosure, first quintile is most favorable to the Fund's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses would also be first quintile.) The Trustees noted that the yield of the Fund for the twelve months ended June 30, 2010 compared favorably to the yield of the Fund's benchmark for the same period. The Trustees discussed the Fund's recent underperformance with PIM and were satisfied with the information presented by PIM with respect to the Fund's performance.

Management Fee and Expenses
The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees of its peer group of funds as classified by Morningstar and the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Trust Research and Consulting, LLC (Strategic Insight), an independent third party.

The Trustees considered that the Fund's management fee for the twelve months ended June 30, 2010 was in the second quintile relative to the management fees paid by other funds in its Morningstar peer group for the comparable period. The Trustees also considered the breakpoint in the management fee schedule and the reduced fee rate on assets over $500 million. The Trustees considered that the Fund's expense ratio for the twelve months ended June 30, 2010 was in

                  Pioneer Floating Rate Fund | Semiannual Report | 4/30/11    57
the third quintile relative to its Strategic Insight peer group for the comparable period.

The Trustees also reviewed management fees charged by PIM to its institutional and other clients. In evaluating the fees associated with PIM's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and client accounts. The Trustees noted that in some instances the fee rates for those clients were lower than the management fee for the Fund and considered that, under the investment advisory agreement with the Fund, PIM performs additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject. The Trustees concluded that the management fee payable by the Fund to PIM was reasonable in relation to the nature and quality of the services provided by PIM.

Profitability
The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Fund, including the methodology used by PIM in allocating certain of its costs to the management of the Fund. The Trustees also considered PIM's profit margin in connection with the overall operation of the Fund. They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Fund in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that PIM's profitability with respect to the management of the Fund was not unreasonable.

Economies of Scale
The Trustees considered PIM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with funds and fund shareholders. The Trustees recognize that economies of scale are difficult to identify and quantify and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by PIM in research and analytical capabilities and PIM's commitment and resource allocation to the Funds. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons particularly, for example during the recent difficult periods for financial markets, as the level of services was maintained notwithstanding a significant decline in PIM's fee revenues from the Funds. Accordingly, the Trustees concluded that economies of scale, if any, were being appropriately shared with the Fund.

58    Pioneer Floating Rate Fund | Semiannual Report | 4/30/11

Other Benefits
The Trustees considered the other benefits to PIM from its relationship with the Fund. The Trustees considered the character and amount of fees paid by the Fund, other than under the investment advisory agreement, for services provided by PIM and its affiliates. The Trustees further considered the revenues and profitability of PIM's businesses other than the fund business. The Trustees considered the intangible benefits to PIM by virtue of its relationship with the Fund and the other Pioneer funds. The Trustees concluded that the receipt of these benefits was reasonable in the context of the overall relationship between PIM and the Fund.

Conclusion
After consideration of the factors described above as well as other factors, the Trustees, including all of the Independent Trustees, concluded that the investment advisory agreement between PIM and the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment advisory agreement for the Fund.

                  Pioneer Floating Rate Fund | Semiannual Report | 4/30/11    59

Trustees, Officers and Service Providers

Trustees                                      Officers
John F. Cogan, Jr., Chairman                  John F. Cogan, Jr., President
David R. Bock                                 Daniel K. Kingsbury, Executive
Mary K. Bush                                    Vice President
Benjamin M. Friedman                          Mark E. Bradley, Treasurer
Margaret B.W. Graham                          Christopher J. Kelley, Secretary
Daniel K. Kingsbury
Thomas J. Perna
Marguerite A. Piret
Stephen K. West

Investment Adviser and Administrator
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.

60    Pioneer Floating Rate Fund | Semiannual Report | 4/30/11

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site: www.pioneerinvestments.com



This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 10(a), a copy of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR;

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

N/A

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

N/A

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.



(h) Disclose whether the registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrants audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

Item 6. Schedule of Investments.

File Schedule I Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.12-12 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



Item 8. Portfolio Managers of Closed-End Management Investment
        Companies.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrants portfolio (Portfolio Manager). Also state each Portfolio Managers business experience during the past 5 years.


Not applicable to open-end management investment companies.


Item 9. Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrants equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781). Instruction to paragraph (a). Disclose all purchases covered by this Item, including purchases that do not satisfy the conditions of the safe harbor of Rule 10b-18 under the Exchange Act (17 CFR 240.10b-18), made in the period covered by the report. Provide disclosures covering repurchases made on a monthly basis. For example, if the reporting period began on January 16 and ended on July 15, the chart would show repurchases for the months from January 16 through February 15, February 16 through March 15, March 16 through
April 15, April 16 through May 15, May 16 through June 15, and June 16 through July 15.

Not applicable to open-end management investment companies.


Item 10. Submission of Matters to a Vote of Security Holders.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrants board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrants board of directors since the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14(A) in its definitive proxy statement, or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, about the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-2(c))) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph.

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose whether or not there were significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act
(17 CFR 270.30a-2).

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Series Trust VI


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr, President

Date June 29, 2011


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr., President

Date June 29, 2011


By (Signature and Title)* /s/ Mark Bradley
Mark Bradley, Treasurer

Date June 29, 2011

* Print the name and title of each signing officer under his or her signature.